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                                                   Construction Agency Agreement


                                                                   EXHIBIT 10.38
================================================================================


               AMENDED AND RESTATED CONSTRUCTION AGENCY AGREEMENT
                            [_____________] FACILITY

                         DATED AS OF NOVEMBER [ ], 2001

                                      AMONG

                      RELIANT ENERGY [_____________], LLC,
                 A DELAWARE LIMITED LIABILITY COMPANY, AS AGENT,

                             [_____________] TRUST,
                   A DELAWARE BUSINESS TRUST, AS OWNER TRUST,

                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
               IN ITS INDIVIDUAL CAPACITY, BUT ONLY TO THE EXTENT
                     EXPRESSLY PROVIDED FOR HEREIN, AS BANK,

                          APPLE INVESTMENTS 2001 TRUST,
                A DELAWARE BUSINESS TRUST, AS OWNER TRUST PARENT,

                           SALOMON SMITH BARNEY INC.,
                        AS LEAD ARRANGER AND BOOKRUNNER,

                               CITICORP USA, INC.,
                            AS ADMINISTRATIVE AGENT,

                      WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                NEW YORK BRANCH,
                                AS ISSUING BANK,

                              ROYAL BANK OF CANADA,
                       AS ARRANGER AND SYNDICATION AGENT,

                               ABN AMRO BANK N.V.,
                      AS ARRANGER AND DOCUMENTATION AGENT,

               COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
                      AS ARRANGER AND CO-SYNDICATION AGENT,

                         TORONTO DOMINION (TEXAS) INC.,
                     AS ARRANGER AND CO-DOCUMENTATION AGENT,

                THE FINANCIAL INSTITUTIONS LISTED ON SCHEDULE I,
                          AS CERTIFICATE PARTICIPANTS,

                                       AND

                THE FINANCIAL INSTITUTIONS LISTED ON SCHEDULE I,
                                   AS LENDERS

================================================================================


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                                                   Construction Agency Agreement


                                TABLE OF CONTENTS


                                                                                                         Page
                                                                                                         ----
ARTICLE I      DEFINITIONS AND INTERPRETATION..............................................................2
     1.1       Interpretation..............................................................................2
     1.2       Accounting Terms............................................................................4
     1.3       Legal Representation of the Parties.........................................................4
     1.4       Defined Terms...............................................................................4
     1.5       Amendment and Restatement..................................................................34

ARTICLE II     APPOINTMENT OF AGENT.......................................................................35
     2.1       Appointment and Acceptance.................................................................35
     2.2       Agent's Required Actions...................................................................35
     2.3       Scope of Authority.........................................................................38
     2.4       Term.......................................................................................39
     2.5       Guaranty...................................................................................39

ARTICLE III    BUDGET.....................................................................................39
     3.1       Preparation of Budget......................................................................39
     3.2       Accuracy of Budget.........................................................................40
     3.3       Budget Revisions...........................................................................40
     3.4       Non-Budget Amount..........................................................................41

ARTICLE IV     CONSTRUCTION OF FACILITY...................................................................42
     4.1       Construction...............................................................................42
     4.2       Amendments; Modifications..................................................................42
     4.3       Casualty, Condemnation, Force Majeure Events and Liquidated Damages........................42
     4.4       Completion Date Conditions.................................................................42

ARTICLE V      ADVANCES AND DIRECT PAYMENTS; LETTERS OF CREDIT; AGENT'S DEPOSIT ACCOUNT COLLATERAL........43
     5.1       Payments Pursuant to Budget................................................................43
     5.2       Financing Costs and Owner Trust Yield......................................................45
     5.3       Fees.......................................................................................46
     5.4       Deemed Funding Requests....................................................................46
     5.5       Payments to Collateral Agent and Authorized Representatives................................47

ARTICLE VI     INSURANCE; CASUALTY AND CONDEMNATION.......................................................47
     6.1       Coverage...................................................................................47
     6.2       Adjustment of Losses.......................................................................48


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                                                   Construction Agency Agreement


     6.3       Casualty; Condemnation; Application of Net Available Proceeds..............................48

ARTICLE VII    REPRESENTATIONS, WARRANTIES AND COVENANTS  OF AGENT, OWNER TRUST AND BANK..................50
     7.1       Representations and Warranties of Agent....................................................50
     7.2       Representations and Warranties of Owner Trust..............................................56
     7.3       Representations and Warranties of Bank.....................................................57
     7.4       Covenants of Agent.........................................................................58
     7.5       Conditions to Effectiveness................................................................61
     7.6       Conditions to Payments.....................................................................65

ARTICLE VIII   AGENT EVENTS OF DEFAULT....................................................................65
     8.1       Agent Events of Default....................................................................65
     8.2       Remedies...................................................................................68
     8.3       Survival...................................................................................69
     8.4       Waivers; Rights Cumulative.................................................................69

ARTICLE IX     TERMINATION BY OWNER TRUST; FAILURE TO COMPLETE............................................70
     9.1       Owner Trust Termination Events.............................................................70
     9.2       Owner Trust Termination Notice.............................................................71
     9.3       Compliance with Required Actions...........................................................71

ARTICLE X      AGENT'S OPTIONS............................................................................71
     10.1      Purchase Option............................................................................71
     10.2      Lease Option...............................................................................76

ARTICLE XI     REMARKETING OF FACILITY....................................................................77
     11.1      Remarketing of Facility....................................................................77
     11.2      Deposit Payment and Allocation of Proceeds of Sale.........................................77

ARTICLE XII    AGENT'S INDEMNITIES........................................................................78
      12.1     Agent's General Indemnification............................................................78
      12.2     Agent's Environmental Indemnity............................................................79
      12.3     Agent's General Tax Indemnity..............................................................80
      12.4     Agent's Special Tax Indemnity..............................................................88
      12.5     Additional Costs...........................................................................88
      12.6     Agent's Indemnity Exclusions...............................................................88
      12.7     Agent's Indemnification Procedure under Sections 12.1 and 12.2.............................89
      12.8     Agent's Subrogation........................................................................91
      12.9     Agent's Survival of Agent's Indemnification Obligations....................................91

ARTICLE XIII   OWNER TRUST'S INDEMNITIES..................................................................92
      13.1     Owner's Trust's General Indemnification....................................................92


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                                                   Construction Agency Agreement

      13.2     Owner Trust's Environmental Indemnity......................................................92
      13.3     Owner Trust's General Tax Indemnity........................................................93
      13.4     Owner Trust's Special Tax Indemnity........................................................98
      13.5     Indemnity Exclusions.......................................................................98
      13.6     Indemnification Procedure under Section 13.1 or 13.2.......................................99
      13.7     Subrogation...............................................................................100
      13.8     Survival of Indemnification Obligations...................................................100
      13.9     Limitation on Indemnification.............................................................100
      13.10    Third Party Beneficiary Rights............................................................100

ARTICLE XIV    CREDIT AGREEMENT, MASTER TRUST AGREEMENT AND OTHER FINANCING DOCUMENT RIGHTS..............101
      14.1     Assignment of Credit Agreement, Master Trust Agreement Rights and Other Financing
               Documents.................................................................................101

ARTICLE XV     MISCELLANEOUS.............................................................................103
      15.1     Intent....................................................................................103
      15.2     Notices...................................................................................104
      15.3     Assignment; Successors and Assigns........................................................105
      15.4     GOVERNING LAW.............................................................................107
      15.5     SUBMISSION TO JURISDICTION; WAIVERS; SERVICE OF PROCESS...................................107
      15.6     WAIVERS OF JURY TRIAL.....................................................................108
      15.7     Amendments and Waivers....................................................................108
      15.8     Counterparts..............................................................................109
      15.9     Severability..............................................................................109
      15.10    Headings and Table of Contents............................................................109
      15.11    Parties in Interest.......................................................................109
      15.12    Payment Obligations Absolute..............................................................109
      15.13    Further Assurances........................................................................109
      15.14    Limitations on Recourse...................................................................109
      15.15    No Petition...............................................................................110
      15.16    Conflict in Operative Agreements..........................................................110

ARTICLE XVI    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CERTIFICATE PARTICIPANTS.................110
      16.1     Trust Agreements..........................................................................110
      16.2     [Intentionally Omitted]...................................................................110
      16.3     Upstream Purchase and Releases............................................................110
      16.4     Disclosure................................................................................111
      16.5     Representations and Warranties of Secured Parties.........................................111
      16.6     Confidentiality...........................................................................112


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                                                   Construction Agency Agreement


                                List of Exhibits


Exhibit A      -    Budget
Exhibit B      -    Form of Completion Certificate
Exhibit C      -    Form of Payment Direction/Borrowing Notice
Exhibit D      -    Form of Quarterly Certificate
Exhibit E      -    Intentionally Omitted
Exhibit F      -    Insurance
Exhibit G      -    Form of Purchase Option Certificate
Exhibit H      -    Form of Purchase Option Assignment and Assumption Agreement
Exhibit I      -    Form of Lease Supplement
Exhibit J      -    Marketing Procedures
Exhibit K      -    Form of Opinion of Local Counsel


                                List of Schedules


Schedule I     -    Certificate Participants, Administrative Agent, Lenders
                    and Addresses
Schedule II    -    Land
Schedule III   -    [_____________] Remediation
Schedule IV    -    Shared Facilities


                                       iv
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                                                   Construction Agency Agreement


               AMENDED AND RESTATED CONSTRUCTION AGENCY AGREEMENT


                  AMENDED AND RESTATED CONSTRUCTION AGENCY AGREEMENT dated as of ________, 2001 (this "Agreement"), among [_____________] TRUST, a Delaware business trust (the "Owner Trust"), RELIANT ENERGY [_____________], LLC, a Delaware limited liability company (by way of assignment from Reliant Energy Construction, LLC) (the "Agent"), FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, in its individual capacity, but only to the extent expressly provided for herein (the "Bank"), and APPLE INVESTMENTS 2001 TRUST, a Delaware business trust (the "Owner Trust Parent"), the banks and other financial institutions from time to time parties hereto as identified on Schedule I hereto as lenders (the "Lenders") and as certificate participants (the "Certificate Participants"), SALOMON SMITH BARNEY INC., a New York corporation, as lead arranger and bookrunner (in such capacity, the "Lead Arranger"), CITICORP USA, INC., a Delaware corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, a duly licensed branch of Westdeutsche Landesbank Girozentrale, a public law banking institution organized under the laws of North Rhine Westphalia, Germany, as issuing bank for letters of credit (the "Issuing Bank"), ROYAL BANK OF CANADA, a Canadian chartered bank, as arranger and syndication agent (in such capacity, the "Syndication Agent"), ABN AMRO BANK, N.V., a Netherlands banking corporation acting through its duly licensed Chicago branch, as arranger and documentation agent (in such capacity, the "Documentation Agent"), COMMERZBANK, AG, NEW YORK AND GRAND CAYMAN BRANCHES, the New York and Grand Cayman licensed branches, respectively, of a German banking corporation, as arranger and co-syndication agent (in such capacity, the "Co-Syndication Agent") and TORONTO DOMINION (TEXAS) INC., a Delaware corporation, as arranger and co-documentation agent (in such capacity, the "Co-Documentation Agent").


                              Preliminary Statement


                  WHEREAS, Owner Trust is in the business of leasing and providing or arranging lease financing for various equipment and a power generation project, and pursuant to the Construction Agency Agreement dated as of April 27, 2001, as amended by Amendment No. 1 to Construction Agency Agreement dated as of July 25, 2001 and as amended by Amendment No. 1 to Letter of Intent and Amendment No. 2 to Construction Agency Agreements dated October 23, 2001 (as so amended, the "Original Agreement"), among Owner Trust, Agent, Bank, Apple Investments LLC ("Apple LLC"), Apple Equity Capital Trust, a Delaware business trust ("Equity Capital Trust"), the banks and other financial institutions from time to time parties to the Credit Agreement dated as of April 27, 2001, as amended by Amendment No. 1 to Credit Agreement dated as of July 25, 2001 (as so amended, the "Original Credit Agreement"), and Westdeutsche Landesbank Girozentrale, New York Branch, a duly licensed branch of Westdeutsche Landesbank Girozentrale, a public law banking institution organized under the

                                                   Construction Agency Agreement


laws of North Rhine-Westphalia, Germany, as holder of all of the certificates of beneficial interest in Equity Capital Trust (in such capacity, the "Original Certificate Participant"), as the original lender under the Original Credit Agreement (the "Original Lender") and as administrative agent for the Original Lender (in such capacity, the "Original Administrative Agent"), and the documents entered into in connection therewith, acquired the Facility (as hereafter defined) and agreed to finance the construction of the power generation facility to be owned by Owner Trust;

                  WHEREAS, on July 26, 2001, the Original Lender assigned, transferred and conveyed to each of Citicorp USA, Inc., The Chase Manhattan Bank, Bank of America, N.A., and Royal Bank of Canada (collectively, together with the Original Lender, the "Club Lenders") an interest in and to certain of the Original Lender's rights and obligations under the Original Credit Agreement;

                  WHEREAS, effective as of the date hereof, Apple LLC, Original Certificate Participant, Equity Capital Trust and certain other persons are entering into the Master Assignment Agreement pursuant to which (i) Apple LLC is assigning, transferring and conveying to the Owner Trust Parent its entire interest in Owner Trust and (ii) the Club Lenders are assigning, transferring and conveying to the Lenders an interest in and to all of the Club Lenders' rights and obligations under the Original Credit Agreement, as amended and restated as of the date hereof;

                  WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to amend and restate in its entirety the Original Agreement, and pursuant to this Agreement (i) Owner Trust appoints Agent as its sole and exclusive agent in connection with the construction of the Facility and
(ii) Agent accepts such appointment in accordance with the terms and conditions set forth herein; and

                  WHEREAS, the Facility (as hereinafter defined), as constructed, will be the property of Owner Trust;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION


                  1.1 Interpretation. In this Agreement, unless a clear contrary intention appears:

                      (a) the singular number includes the plural number and vice versa;


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                                                   Construction Agency Agreement


                      (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                      (c) reference to any gender includes each other gender;

                      (d) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended, supplemented, modified or restated and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of this Agreement and the other Operative Agreements;

                      (e) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                      (f) reference in this Agreement to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section hereof or Appendix, Schedule or Exhibit hereto;

                      (g) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision thereof;

                      (h) "including" (and with correlative meaning "include") shall be deemed to be followed by the words "without limitation";

                      (i) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding";

                      (j) with reference to any time or date specified herein, time is of the essence;

                      (k) with respect to any rights and obligations of the parties, all such rights and obligations shall be enforced to the extent permitted by Applicable Law;

                      (l) with respect to any mathematical calculation, the concept of "without duplication," shall be deemed to apply in all instances; and

                      (m) notwithstanding anything to the contrary contained in this Agreement, and except as provided for in the Intercreditor Agreement, any Operative


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                                                   Construction Agency Agreement


         Agreement or any other document entered into in connection therewith or herewith, no Authorized Representative, Secured Party or Participant shall be entitled to exercise (or direct or consent to the exercise of) any right or remedy; or amend, modify, supplement or waive any such right, remedy or provision under this Agreement in respect of any representation, warranty, agreement, covenant, default, Agent Default, Agent Event of Default, or Owner Trust Termination Event or other provision contained in this Agreement unless such Person is a Benefited Secured Party or the Authorized Representative of a Benefited Secured Party and such representation, warranty, agreement, covenant, default, Agent Default, Agent Event of Default, or Owner Trust Termination Event or other provision is a Special Provision of such Benefited Secured Party.

                  1.2 Accounting Terms. In this Agreement, unless expressly otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

                  1.3 Legal Representation of the Parties. The Operative Agreements were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Agreements to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

                  1.4 Defined Terms. Unless a clear contrary intention appears, terms defined herein have the respective indicated meanings when used in this Agreement.

                  "Actual Knowledge" shall mean, with respect to any Person, actual knowledge of, or receipt of written notice by, an officer (or other employee whose responsibilities include the administration of the Facility or the Operative Agreements, as the case may be) of such Person.

                  "Additional Costs" shall mean amounts payable by Owner Trust pursuant to Sections 9.2 and 9.3 of the Credit Agreement and Sections 13.03 and
13.04 of the Master Trust Agreement.

                  "Administrative Agent" shall mean Citicorp USA, Inc., as the administrative agent for the Lenders under the Operative Agreements, or any successor administrative agent appointed in accordance with the terms of the Credit Agreement.

                  "Advance Payments" shall mean funds advanced to Agent by Owner Trust pursuant to the Budget (a) to make payment to third parties or (b) as reimbursement for Agent's or any of Agent's Affiliates' costs and expenses incurred or accrued in connection with Agent's Required Actions, including payments to Contractors under the Construction Contracts, not less frequently than is customary for the construction of a power generation plant in the power generation industry or otherwise in a timely manner.


                                       4
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                                                   Construction Agency Agreement


                  "Affiliates" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "After Tax Basis" shall mean, with respect to any payment to be received, on a basis such that such payment received shall be supplemented by a further payment or payments to the recipient so that the sum of all such payments shall, after deduction for the net increase in all Taxes (taking into account all reductions in Taxes attributable to credits and deductions resulting from the Impositions or Claims for which payments are being made, as determined in good faith by such recipient) resulting from the receipt (actual or constructive) or accrual of such payments, be equal to the payment otherwise required to be made.

                  "Agent" shall have the meaning assigned to such term in the opening paragraph.

                  "Agent Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Agent Event of Default.

                  "Agent Event of Default" shall have the meaning set forth in
Section 8.1.

                  "Aggregate Lenders' Commitment" shall mean $756,600,000.

                  "Aggregate Owner Trust's Commitment" shall mean $780,000,000.

                  "Aggregate Owner Trust's Contribution Commitment" shall mean $23,400,000.

                  "Agreement" shall mean this Amended and Restated Construction Agency Agreement.

                  "Allowance for Owner Trust's Cost of Financing" shall mean the amount of allowance for Owner Trust's actual cost of financing (interest, fees, Letter of Credit costs and the like) as set forth in the Budget line item so labeled (but excluding Owner Trust Yield).

                  "Apple LLC" shall have the meaning set forth in the first recital to this Agreement.

                  "Applicable Laws" shall mean, as to any Person, all existing and future laws (including all Environmental Laws), rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders, decrees, rulings, directives, binding judgments, injunctions, writs, determinations, awards, permits, licenses and concessions of and interpretations by, any Governmental Authorities having the force of law, as the same may be issued or promulgated from time to time, which are applicable to (a) such Person with respect to the ownership and/or operation of the Property or the transactions contemplated by this Agreement and the other Operative Agreements or (b) the Property or any part thereof, or the ownership, acquisition,


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                                                   Construction Agency Agreement


financing, installation, construction, operation, mortgaging, occupancy, possession, use, non-use or condition of the Property or any part thereof.

                  "Applicable Payee" shall have the meaning set forth in, as applicable, Section 12.3(a) or 13.3(a).

                  "Applicable Payor" shall have the meaning set forth in, as applicable, Section 12.3(a) or 13.3(a).

                  "Appraisal" shall mean a valuation of the Property which is prepared in a manner consistent with the appraisal accepted by the Administrative Agent under Section 7.5(f) and is otherwise reasonably satisfactory in scope and content to the Administrative Agent.

                  "Appraiser" shall mean American Appraisal Associates, Inc. or any other appraiser selected by Administrative Agent and consented to by Agent, such consent not to be unreasonably withheld.

                  "Appurtenant Rights" shall mean (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land or the Improvements, including the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to the Land.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by Owner Trust and an Owner Trust Eligible Assignee in connection with any assignment by Owner Trust of any of its rights and obligations under this Agreement pursuant to Sections 15.3(c) and (d), in a form consistent with the provisions of Sections 15.3(c) and (d) and otherwise mutually agreed upon by Owner Trust and the Owner Trust Eligible Assignee and reasonably satisfactory to the Administrative Agent.

                  "Asset Purchase" shall have the meaning set forth in Section 10.1(a).

                  "Authorized Representative" shall have the meaning set forth in the Intercreditor Agreement.

                  "Auxiliary Equipment" shall mean all auxiliary equipment to be affixed to, associated with or necessary for the operation of the Facility.

                  "Available Aggregate Owner Trust's Commitment" shall mean an amount equal to the excess, if any, of (a) the amount of the Aggregate Owner Trust's Commitment, less (b) the Outstanding Balance.


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                                                   Construction Agency Agreement


                  "Bank" shall mean First Union Trust Company, National Association acting hereunder in its individual capacity and its successors and assigns as Master Owner Trustee under the Master Trust Agreement or as Owner Trustee under any Trust Agreement.

                  "Base Rate" shall have the meaning set forth in the Credit Agreement or any other Financing Document, as applicable.

                  "Benefited Secured Party" has the meaning assigned to such term in the Intercreditor Agreement.

                  "Bond Balance" shall mean, at any time, the aggregate principal amount of any Bonds outstanding.

                  "Bond Closing Date" shall mean, with respect to each series of Bonds, the date on which the Bond Documents related thereto are executed.

                  "Bond Documents" shall mean the Loan Agreement or participation or installment payment agreement or lease, the Bond Trust Indenture, the Tender Agent Agreement, the Bonds and any similar documents that may be entered into from time to time in connection with the issuance of a series of Bonds.

                  "Bond Fees" shall mean the fees of Bond Trustee and any other fees provided for in the Bond Documents other than the Bond Underwriting Fees (to the extent it is customary for Bond Underwriting Fees to be deducted from such fees).

                  "Bond Proceeds" shall mean the proceeds of any Bonds, net of any Bond Underwriting Fees (to the extent it is customary for such fees to be deducted from such fees).

                  "Bond Trustee" shall mean Chase Manhattan Trust Company, National Association or any other Person, in its capacity as Bond Trustee under a Bond Trust Indenture.

                  "Bond Trust Indenture" shall mean the Trust Indenture, dated as of the Bond Closing Date, from PEDFA to Bond Trustee or any other indenture providing for the issuance of Bonds.

                  "Bond Underwriting Fees" shall mean the fees, charges and expenses incurred in connection with the authorization, sale, issuance and delivery of a series of Bonds; including bond discount, printing expense, title insurance, recording fees, and initial fees and expenses of the Bond Trustee, PEDFA, Indiana County Industrial Development Authority, the Issuing Bank and the Bond remarketing agent, subject to the limitations of the Loan Agreement or any similar agreement in connection with any series of Bonds.

                  "Bondholders" shall mean beneficial owners of Bonds.

                                                   Construction Agency Agreement


                  "Bonds" shall mean one or more series of (i) PEDFA's Exempt Facilities Revenue Bonds (Reliant Energy [_____________], LLC Facility) in the aggregate principal amount of up to $400,000,000 issued pursuant to the Bond Trust Indenture relating thereto or (ii) any other Securities or Tax-Exempt Bonds, both as defined in the Intercreditor Agreement.

                  "Borrowers" shall mean any Person owning a Facility or Replacement Facility, each in its capacity as a Borrower under a Financing Document.

                  "Budget" shall mean the budget attached hereto as Exhibit A and, to the extent amended in accordance with the provisions of Section 3.3, such budget as so amended.

                  "Business Day" shall mean (a) any day of the year except Saturday, Sunday and any day on which banks are required or authorized to close in New York City or Houston, Texas and (b) if the applicable Business Day relates to any Payments as to which the Financing Costs or Owner Trust Yield are based on a LIBO Rate, any day which is a "Business Day" described in clause (a) and which is also a day for trading in Dollar deposits by and between commercial banks in the London interbank market.

                  "CAA Termination Date" shall mean the earliest to occur of (i) the Maturity Date, (ii) the closing date with respect to the exercise by Agent (or a Designee) of the Purchase Option for the Property, (iii) the closing date with respect to the exercise by Agent (or a Designee) of the Lease Option for the Property, and (iv) the closing date with respect to the Remarketing Requirement for the Property.

                  "Cancellation Premium" shall mean, at any time, with respect to any Construction Contract, the amount, if any (whether denominated as a cancellation fee, penalty, liquidated damages or otherwise), that is required to be paid to the Seller or EPC Contractor thereunder in excess of all purchase price payments made prior to the date of such cancellation under the Construction Contracts that have been or are being cancelled by Owner Trust on such date.

                  "Cash Collateral Date" shall mean the third anniversary date of the Closing Date.

                  "Casualty" shall mean any damage to or destruction of all or any portion of the Facility as a result of a fire, earthquake, vandalism, explosion, collision, storm, lightning, or other similar event including the Release of Hazardous Substances.

                  "Certificate Participants" shall mean the several banks and financial institutions, or other Equity Eligible Assignees, from time to time holders of beneficial interests in Owner Trust Parent.

                  "[_____________] CAA" shall mean the Amended and Restated Construction Agency Agreement dated as of the Closing Date among Reliant Energy [_____________] County, LLC, [_____________] County Trust, Bank, Owner Trust Parent, the Certificate Participants, the Lender Agents and the Lenders.

                                                   Construction Agency Agreement


                  "[_____________] County Trust" shall mean [_____________]
County Trust, a Delaware business trust.

                  "[_____________] Facility" shall mean the "Facility" as defined in the [_____________] CAA.

                  "Citibank" shall mean Citibank, N.A.

                  "Claims" shall mean any and all actions, causes of action, suits, fines, penalties, claims, demands, liabilities, losses, and reasonable out-of-pocket costs and expenses (including reasonable attorneys' and, with consent of Agent unless an Agent Event of Default or an Owner Trust Termination Event has occurred and is continuing, consultants' fees and expenses) of any nature whatsoever (but excluding, in any event, Taxes).

                  "Closing Date" shall mean November , 2001.

                  "Club Lenders" shall have the meaning set forth in the second recital to this Agreement.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated or issued from time to time thereunder.

                  "Co-Documentation Agent" shall mean Toronto Dominion (Texas) Inc., a Delaware corporation, as the co-documentation agent or any successor co-documentation agent for the Lenders under the Credit Agreement.

                  "Collateral Agent" shall mean the entity acting in such capacity from time to time under the Intercreditor Agreement.

                  "Collateral Agreement" shall mean a Collateral Agreement among Agent, the Collateral Agent and Deposit Bank (in a form acceptable to Agent, Lessee, Owner Trust, Administrative Agent and other Authorized Representatives of the applicable Secured Parties), providing for the deposit of Deposit Account Collateral by Agent with Deposit Bank, for the benefit of Lenders, Certificate Participants and other applicable Secured Parties subject to a collateral deposit requirement pursuant to Section 5.1(e) naming Collateral Agent and such other applicable Authorized Representatives as the beneficiary, for the benefit of such Secured Parties and any other party having rights therein pursuant to the terms of the Intercreditor Agreement.

                  "Collateral Assignment of Lessee Mortgage" shall mean a collateral assignment of the Lessee Mortgage from Owner Trust to Collateral Agent, for the benefit of the Secured Parties.

                                                   Construction Agency Agreement


                  "Commitment Fee" shall have the meaning set forth in Section 5.3(a).

                  "Commitments" shall mean, collectively, the Lenders' Commitment and any commitment of any Person to fund under a Financing Document.

                  "Complete," "Completion" or "Completed" shall mean, with respect to the Facility, such time as the Facility shall have been completed as provided in Section 4.4. The term "Complete" used as a verb shall have a correlative meaning.

                  "Completion Date" shall mean, with respect to the Facility, the date on which Completion has occurred.

                  "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to the Facility or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual eminent domain or expropriation proceeding or other taking of action by any Person having the power of eminent domain or expropriation in the exercise of such power, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, the Facility, or alter the pedestrian or vehicular traffic flow to the Facility so as to result in a change in access to the Facility, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

                  "Construction Contracts" shall mean the EPC Contract and the Purchase Agreements.

                  "Construction Period" shall mean, with respect to the Facility, the period commencing on the date on which such construction of the Facility begins and ending on the earlier to occur of (a) the Completion Date and (b) the Outside Completion Date.

                  "Contest" shall mean, with respect to (a) any Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens or other Claims (each, a "Subject Claim") or any Applicable Law affecting any Person or its property, a contest of the amount, validity or application, in whole or in part, of such Subject Claim or Applicable Law pursued in good faith and by appropriate legal, administrative or other proceedings diligently conducted so long as: (i) adequate reserves have been established with respect to such Subject Claim or Applicable Law, as the case may be, in accordance with GAAP, (ii) during the period of such Contest the enforcement of such Subject Claim or Applicable Law, as the case may be, is effectively stayed, (iii) such contest, in the case of Applicable Law, does not involve any material risk of (A) foreclosure, sale, forfeiture or loss of, or imposition of any material Lien on, the Facility or any part thereof, or (B) the impairment of the ownership, use, operation or maintenance of the Facility or any part thereof, and (iv) during the period of such Contest there shall be no risk of the imposition of criminal liability or civil penalties or fines (that in the case of such civil penalties or fines are not fully indemnifiable by Agent) on the Secured Parties and (b) any Taxes or any Lien imposed on

                                                   Construction Agency Agreement


property of any Person (or the related underlying claim for labor, material, supplies or services) by any Governmental Authority for Taxes, a contest conducted in accordance with the provisions of Section 12.3(k). The term "Contest" used as a verb shall have a correlative meaning.

                  "Continue," "Continuation" and "Continued" each refer to a continuation of Payments of one Type as such Type.

                  "Contractors" shall mean the EPC Contractor and Sellers.

                  "Control" shall mean (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, the ability of another Person (whether directly or indirectly and whether by the ownership of voting securities, contract or otherwise) to appoint and/or remove the majority of the members of the board of directors or other governing body of that Person.

                  "Corporate Rating" shall mean the rating assigned by a Rating Agency (whether indicative or formal) to Guarantor as its corporate or counterparty ratings, as applicable.

                  "Co-Syndication Agent" shall mean Commerzbank AG, New York and Grand Cayman branches, as the co-syndication agent for the Lenders under the Credit Agreement.

                  "Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of the Closing Date among the Borrowers, the Lender Agents, the Lenders, the Bank and the Issuing Bank.

                  "Debt Funding" shall mean any funding of a Payment made or to be made with the proceeds of any Lease Indebtedness.

                  "Deposit Account Collateral" shall mean United States Treasury securities having a maturity of 90 days or less, cash or such other forms of collateral as may be mutually acceptable to Owner Trust, all of the applicable Secured Parties who benefit from a collateral deposit requirement in accordance with Section 5.1(e), Administrative Agent, Collateral Agent and Agent, which Deposit Account Collateral, if required, shall be deposited with Deposit Bank in accordance with a Collateral Agreement executed and delivered by Agent, to and in respect of which Agent shall have delivered or caused to be delivered to Owner Trust such Uniform Commercial Code financing statements as Owner Trust shall request and one or more opinions of counsel to Agent, reasonably acceptable to Owner Trust, opining as to the enforceability of the Collateral Agreement, the perfection of a valid first priority security interest in such collateral and such other matters concerning the foregoing as Owner Trust shall reasonably request.

                  "Deposit Bank" shall mean a bank or other financial institution (which is not Administrative Agent or any Secured Party) that is reasonably acceptable to Agent, Administrative Agent, Collateral Agent and Owner Trust.

                                                   Construction Agency Agreement


                  "Deposit Payment" shall have the meaning set forth in Section 11.2.

                  "Designee" shall mean any Person to which Agent assigns a Purchase Option pursuant to Section 10.1(c).

                  "Direct Payments" shall mean: (i) all payments actually made, incurred or accrued directly by Owner Trust to third parties other than the Secured Parties pursuant to the Budget, and (ii) all payments actually made, incurred or accrued directly by Owner Trust to third parties as a Non-Budget Amount for the Completion of the Facility, including (A) payments made by Owner Trust to third parties for indemnification claims, additional taxes, penalties, cancellation fees, Financing Costs and additional costs borne by Owner Trust contemplated as a contingency item in the Budget, and (B) payment of a Non-Budget Amount.

                  "Disbursement Request" shall mean a disbursement request issued by Agent to a Bond Trustee pursuant to the applicable Loan Agreement.

                  "Documentation Agent" shall mean ABN AMRO Bank N.V., as the documentation agent for the Lenders under the Credit Agreement.

                  "Dollars" and "$" means lawful money of the United States of America.

                  "Environmental Action" shall mean any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement arising under any Environmental Law or arising from alleged injury or threat of injury to human health, safety, natural resources, land use or the environment in connection with or arising from exposure to or the actual or potential Release of Hazardous Substances, including, without limitation, (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Governmental Authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                  "Environmental Audit" shall mean a Phase I environmental site assessment (the scope and performance of which meets or exceeds the current ASTM Standard Practice E1527 for Environmental Site Assessments: Phase I Environmental Site Assessment Process) prepared for the Facility and/or a Phase II environmental site assessment (the scope and performance of which meets or exceeds the current ASTM Standard Practice E1903 for Environmental Site
Assessments: Phase II Environmental Site Assessment Process) prepared for the Facility (if recommended by the environmental consultant who prepared the Phase I environmental site assessment).

                  "Environmental Law" shall mean all existing and future federal, state, regional, county or local law (as well as obligations, duties, and requirements under common law), statute, ordinance, code, rule, regulation, license, permit, authorization, approval, covenant,

                                                   Construction Agency Agreement


administrative or court order, judgment, decree or injunction or any agreement with a Governmental Authority applicable to the ownership and/or operation of the Property and the transactions contemplated by this Agreement:

                           (x) relating to Hazardous Substances or materials containing Hazardous Substances (or the investigation, cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety (including work place safety), natural resources, land use, or the environment, including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or

                           (y) concerning exposure to, or injury or damage caused by, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity.

                  "Environmental Violation" shall mean any activity, occurrence or condition that violates or results in noncompliance with any Environmental Law or Governmental Action pursuant to an Environmental Law.

                  "EPC Contract" shall mean the Agreement for Engineering, Procurement and Construction, dated as of January 17, 2001, between WestLB and the EPC Contractor for engineering, procurement and construction (including installation of Turbines) of the Facility, as assigned to, and accepted by, the Owner Trust pursuant to the Purchase Option Assignment and Assumption Agreement, effective as of May 23, 2001 among REPG, the Owner Trust and WestLB, and as amended by the First Amendment, dated as of July 5, 2001.

                  "EPC Contractor" shall mean the consortium formed by Duke/Fluor Daniel and Alstom Power Inc., as the contractor who entered into the EPC Contract.

                  "Equipment" shall have the meaning set forth in the Security Agreement.

                  "Equity Capital Trust" shall have the meaning set forth in the first recital to this Agreement.

                  "Equity Eligible Assignees" shall have the meaning set forth in Section 16.08 of the Master Trust Agreement.

                  "Event of Loss" shall mean any of the following events: (a) loss of all or a substantial portion of the Facility or the use thereof due to destruction, damage beyond economical repair or rendition of the Facility permanently unfit for the Intended Use contemplated by the Plans and Specifications on a commercially feasible basis; (b) any event which results in the receipt of Net Available Proceeds with respect to the Facility on the basis of

                                                   Construction Agency Agreement


a total loss or taking or constructive total loss or taking and Agent fails to demonstrate to the reasonable satisfaction of Owner Trust and Administrative Agent that the restoration thereof can reasonably be expected to be completed within the limits of the Budget (taking into account Net Available Proceeds) so that the Facility will be completed on or before the Completion Date; (c) a Condemnation for an indefinite period or a period in excess of 180 days by any Governmental Authority which constitutes the taking of all or a substantial portion of the Facility such that the remainder is not sufficient to permit operation of the Facility on a commercially feasible basis, the occurrence of such events to be confirmed by the Independent Engineer unless Agent, Administrative Agent and Owner Trust shall otherwise agree; and (d) the incurrence of a Material Environmental Liability. A loss of a "substantial portion" of the Facility shall be deemed to occur if, in the judgment of Owner Trust and Administrative Agent, based on the advice of the Independent Engineer after such event, (i) Agent or Lessee will not be able to fully perform in all material respects its obligations under this Agreement, the Lease, the other Operative Agreements to which it is a party or (ii) a material diminution in the Value of the Facility will occur. A material diminution in the Value of the Facility shall mean 80% of the Value as of the Completion Date as determined by the appraisal described in Section 7.5(f).

                  "Existing [_____________] Facility" shall mean the existing coal-fired power plant currently owned by Reliant Mid-Atlantic Power Holdings, LLC and located on the Land.

                  "Facility" means the Land and the Improvements and Equipment constructed thereon (including all related appliances, Appurtenances, accessions, controls, interconnection facilities, transmission lines, wiring, furnishings, materials and parts and other related facilities and equipment, along with any replacements) pursuant to the EPC Contract (or any other construction contracts entered into by the Lessor or the Lessee) and the Construction Agency Agreement, and all associated contracts, rights and assets, which constitutes under the Plans and Specifications is contemplated to be a 521 MW (net) electrical generating facility and related facilities located in East Wheatfield and West Wheatfield Townships, Indiana County and Westmoreland County, Pennsylvania, excluding the Existing [_____________] Facility, but including certain Shared Facilities.

                  "Fee Payment Date" shall mean the last day of each March, June, September, and December, and the CAA Termination Date; provided, however, that if such day is not a Business Day, such Fee Payment Date will be the next Business Day.

                  "Final Project Costs" shall mean the Outstanding Balance computed as of the Completion Date after giving effect to any Payments made hereunder in connection with the Completion of the Facility (less amounts funded for punch list items that are not expended for such purpose and applied to repayment of the Lease Indebtedness and Owner Trust Contributions).

                  "Financier Documents" shall have the meaning set forth in
Section 16.5(a).

                                                   Construction Agency Agreement


                  "Financing Costs" shall mean interest due on the Loans, the Bond Balance (including reimbursement obligations in respect of drawings under a Letter of Credit to pay interest on the Bond Balance) and other Lease Indebtedness, in each case as calculated in accordance with the applicable Financing Documents including adjustments to such rates, if any, upon the occurrence of an event of default.

                  "Financing Documents" shall have the meaning set forth in the Intercreditor Agreement.

                  "Fixtures" shall mean all fixtures paid for by Owner Trust relating to the buildings or the other Improvements, including all components thereof, located in or on the buildings or the other Improvements, together with all replacements, modifications, alterations and additions thereto.

                  "Force Majeure Event" shall mean any event beyond the control of Agent, other than a Casualty or Condemnation, including strikes, lockouts, acts of God, adverse weather conditions, inability to obtain labor or materials, governmental activities, civil commotion, war and enemy action and delays in obtaining necessary permits and approvals from any Governmental Authority, including any event or condition that is characterized or defined as a force majeure or force majeure event in any Construction Contract, in each case as determined by the Agent in its reasonable discretion by written notice to the Administrative Agent delivered after the occurrence of the relevant event; but an event shall not be considered to have been beyond the control of Agent if such event (x) could have been avoided by exercising that standard of foresight, care and due diligence that an experienced developer of power generation facilities would exercise under the circumstances or (y) could have been avoided through the commercially reasonable expenditure of funds by Agent from the proceeds of Payments.

                  "Funded Budget Amount" shall mean at any time the excess of
(a) the sum of (i) the aggregate of all Payments made by Owner Trust included in or contemplated by Part A of the Budget as amended in accordance with this Agreement plus (ii) funds on deposit in the Project Fund before any application referred to in clause (b)(i) of this definition, plus (iii) the Bond Underwriting Fees, plus (iv) all Financing Costs and other fees and expenses that are included in Part A of the Budget that are accrued and unpaid as of the date on which payment of the Deposit Payment or the Termination Amount, as the case may be, is due and payable, over (b) the sum of (i) funds on deposit in the Project Fund that are available for application to the Bonds, the Letter of Credit Obligations and Loans and, in the case of the calculation of the Deposit Payment or the Termination Amount, have been actually applied for such purpose, plus (ii) any amounts received by Owner Trust and allocable to such Payments upon consummation of the Purchase Option; provided, however, that in the event this Agreement is terminated prior to the expiration of its Term, the Funded Budget Amount shall be increased to include all Cancellation Premiums and all other actual or reasonably anticipated wind-up costs incurred by Owner Trust (including amounts reimbursable to Agent for items under the Budget incurred by Agent but not yet paid with respect to the Facility) in connection with the Facility.

                                                   Construction Agency Agreement


                  "Funded Non-Budget Amount" shall mean at any time the aggregate of all Non-Budget Amounts funded by Owner Trust pursuant to Part B of the Budget minus any amounts received by Owner Trust and allocable to such Payments upon consummation of the Purchase Option.

                  "GAAP" shall mean United States generally accepted accounting principles, in effect from time to time.

                  "Good Faith" or good faith shall mean a party hereto conducting itself reasonably and in good faith under the circumstances.

                  "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, legally enforceable notices to and declarations of or with, or required by, any Governmental Authority which are applicable to Agent or to Owner Trust with respect to the transactions contemplated by this Agreement and the other Operative Agreements, or required by any Applicable Laws.

                  "Governmental Authority" shall mean any United States, foreign, state, county, regional, municipal or other local governmental authority or judicial or regulatory agency, board, body, commission, instrumentality, public registry, court or quasi-governmental authority, in each case having jurisdiction over the Property or the applicable party to the Operative Agreements, except that with respect to Tax indemnification obligations and Impositions, the term "Governmental Authority" shall not include any authority of a jurisdiction outside of the United States of America.

                  "GPU" shall mean GPU, Inc., a Pennsylvania corporation.

                  "Ground Lease" shall mean, with respect to the Land, a Ground Lease, dated as of the Closing Date, by and between Ground Lessor, as lessor and Owner Trust, as lessee (and any memorandum thereof) in form and substance reasonably satisfactory to Owner Trust and Administrative Agent.

                  "Ground Lessor" shall mean Reliant Energy [_____________], LLC, a Delaware limited liability company.

                  "Guarantor" shall mean Reliant Resources, Inc., a Delaware corporation.

                  "Guaranty" shall mean that certain Amended and Restated Guaranty, dated as of the Closing Date, executed by Guarantor in favor of the beneficiary as described therein.

                  "Guaranty Default" shall mean any event or condition that, but for notice or lapse of time, would be a Guaranty Event of Default.

                                                   Construction Agency Agreement


                  "Guaranty Event of Default" shall have the meaning set forth in the Guaranty.

                  "Hazardous Activity" shall mean any activity, process, procedure or undertaking that directly or indirectly (i) produces, generates or creates any Hazardous Substance, (ii) causes or results in the Release of any Hazardous Substance into the environment, including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, (iii) involves the containment, transport, handling, treatment, storage or disposal of any Hazardous Substance, or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

                  "Hazardous Condition" shall mean any condition that violates or that results in noncompliance with, or a duty to report, investigate or remediate under any Environmental Law.

                  "Hazardous Substance" shall mean any of the following: (i) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; or (ii) any substance, contaminant, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that is regulated, or the use, storage, treatment, Release, transportation or handling of which is regulated, under any Environmental Law.

                  "[_____________] CAA" shall mean the Amended and Restated Construction Agency Agreement dated as of the Closing Date among Reliant Energy [_____________], LLC, [_____________] Trust, Bank, Owner Trust Parent, the
Certificate Participants, the Lender Agents and the Lenders.

                  "[_____________] Facility" shall mean the "Facility" as defined in the [_____________] CAA.

                  "[_____________] Trust" shall mean [_____________] Trust, a
Delaware business trust.

                  "Impositions" shall have the meaning set forth in Section 12.3(d).

                  "Improvements" shall mean all buildings, structures, Fixtures, Equipment, and other improvements of every kind existing at any time and from time to time on or under the Land paid for or otherwise purchased with amounts advanced by Lessor, together with any and all appurtenances on the Land, to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all additions to or changes in such Improvements at any time located on the Land, including any Shared Facilities, but excluding the Existing [_____________] Facility.

                  "Indemnified Person" shall mean Owner Trust and its successors and assigns.

                                                   Construction Agency Agreement


                  "Independent Engineer" shall mean a licensed engineer of national standing selected by Administrative Agent with consent of Agent, such consent not to be unreasonably withheld.

                  "Initial Turbine" shall mean the Alstom STG turbine being manufactured by Alstom Power, Inc. pursuant to the EPC Contract.

                  "Insurance Requirements" shall mean, as applicable, insurance meeting the requirement of Article VI, on terms and conditions of any insurance policy required by this Agreement, and all requirements of the issuer of any such policy.

                  "Intended Use" shall mean a coal-fired generation facility.

                  "Intercreditor Accession Agreement" shall mean any Intercreditor Accession Agreement executed and delivered pursuant to Section 17 of the Intercreditor Agreement.

                  "Intercreditor Agreement" shall mean the Collateral Agency and Intercreditor Agreement, dated as of the Closing Date among [_____________] Trust, as a Borrower, [_____________] Trust, as a Borrower, Signal Peak Trust, as a Borrower, [_____________] County Trust, as a Borrower, Citicorp USA, Inc., as Lender Agent, Citibank N.A., as Collateral Agent, and certain other Secured Parties and authorized representatives.

                  "Interest Period" shall, as applicable, have the meaning set forth in the Credit Agreement or in any other Financing Document.

                  "Investment Grade Corporate Rating" shall mean a Corporate Rating of at least BBB- (or equivalent ) from each Rating Agency that at the date of determination has issued a Corporate Rating for Guarantor.

                  "Issuer" shall mean the issuer of a series of Bonds, including PEDFA.

                  "Issuing Bank" shall mean WestLB or another Lender issuing a Letter of Credit or any entity issuing a Replacement Letter of Credit.

                  "Issuing Bank Fronting Fee" shall have the meaning set forth in Section 5.3(b).

                  "Land" shall mean the parcel of land described on Schedule II hereto and all Appurtenant Rights thereto.

                  "Lead Arranger" shall mean Salomon Smith Barney Inc., as the lead arranger and bookrunner for the Lenders under the Credit Agreement.

                  "Lease" shall mean the applicable lease agreement between a lessor and the respective lessee for each Facility as contemplated by Section 10.2.

                                                   Construction Agency Agreement


                  "Lease Commencement Date" shall have the meaning set forth in
Section 10.2(c).

                  "Lease Event of Default" shall mean a Lease Event of Default as defined in the Lease.

                  "Lease Indebtedness" shall have the meaning set forth in the Intercreditor Agreement.

                  "Lease Option" shall have the meaning set forth in Section
10.2.

                  "Lender Agents" shall mean the Lead Arranger, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Syndication Agent, the Co-Documentation Agent and the Issuing Bank, collectively.

                  "Lender Eligible Assignee" shall have the meaning set forth in the Credit Agreement.

                  "Lender Financing Statements" shall mean UCC financing statements appropriately completed and executed by Owner Trust for filing in the appropriate state and county offices in Delaware, Texas and Pennsylvania, and such other offices as may be reasonably requested by Administrative Agent, in favor of the Collateral Agent for the benefit of the Participants.

                  "Lenders" shall mean the several banks and other financial institutions, or other Lender Eligible Assignees, from time to time lenders under the Credit Agreement.

                  "Lenders' Commitments" shall mean the Tranche A Commitments and the Tranche B Commitments.

                  "Lessee" shall have the meaning set forth in the Lease.

                  "Lessee Mortgage" shall mean, with respect to the Facility, a mortgage made by Agent in favor of or, for the benefit of, Owner Trust in form and substance reasonably satisfactory to Administrative Agent, Owner Trust and Agent, to be entered into on the Closing Date.

                  "Lessor Indemnified Person" shall mean the Administrative Agent, the Collateral Agent, the Certificate Participants, Owner Trust Parent, the Master Owner Trustee, any co-trustee, each Owner Trustee, each other Lender Agent, the Issuing Bank, and each Lender, together with all successors, assigns, officers, directors, agents, employees and Affiliates of the Administrative Agent, each other Lender Agent, the Issuing Bank and each Lender.

                                                   Construction Agency Agreement


                  "Lessor Mortgage" shall mean, with respect to the Facility, a mortgage made by Owner Trust in favor of, or for the benefit of Collateral Agent in form and substance reasonably satisfactory to Administrative Agent and Owner Trust, to be entered into on the Closing Date.

                  "Letter of Credit" shall mean an irrevocable direct pay letter of credit or similar instrument, in a form mutually agreed among Owner Trust, Administrative Agent, Agent and Issuing Bank, which is issued by the Issuing Bank pursuant to the Credit Agreement, as the same may be increased, reinstated or extended pursuant to the Credit Agreement for the account of Owner Trust. The term "Letter of Credit" shall include any Replacement Letter of Credit issued by the applicable issuing bank pursuant to any other Financing Document.

                  "Letter of Credit Application" shall mean an application, in such form as an Issuing Bank, Owner Trust and Agent may agree from time to time, requesting such Issuing Bank to issue or maintain a Letter of Credit.

                  "Letter of Credit Commitments" shall have the meaning set forth in the Credit Agreement (or in the case of a Replacement Letter of Credit, the applicable other Financing Document).

                  "Letter of Credit Fee" shall have the same meaning set forth in Section 5.3(b).

                  "Letter of Credit Obligations" shall have the meaning set forth in the Credit Agreement (or in the case of a Replacement Letter of Credit, the applicable other Financing Document).

                  "Letter of Credit Participants" shall have the meaning set forth in the Credit Agreement (or in the case of a Replacement Letter of Credit, the applicable other Financing Document).

                  "LIBO Rate" shall have the meaning set forth in the Credit Agreement or in any other Financing Document, as applicable.

                  "Lien" shall mean any mortgage, deed of trust, lien, mechanics lien, pledge, encumbrance, charge or security interest to secure creditors against loss, including the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement.

                  "Loan(s)" shall have the meaning set forth in Section 2.1(c) of the Credit Agreement.

                  "Loan Agreement" shall mean (a) the Loan Agreement, dated as of the applicable Bond Closing Date, between PEDFA and Owner Trust or (b) any other loan agreement entered into in connection with a series of Bonds.

                                                   Construction Agency Agreement


                  "Marketing Period" shall mean each period commencing upon Owner Trust's election to exercise the Remarketing Requirement pursuant to
Section 11.1 and ending (i) sixty (60) days thereafter or (ii) at the option of Owner Trust such longer period as Owner Trust may determine but in no event beyond the Maturity Date.

                  "Master Assignment Agreement" shall mean the Master Assignment Agreement dated as of the Closing Date between [_____________] Trust, [_____________] Trust, [_____________] County Trust, WestLB, Citicorp USA, Inc., Apple Investments LLC, Apple Investments 2001 Trust, Apple Equity Capital Trust.

                  "Master Owner Trustee" shall mean First Union in its capacity as trustee for the Owner Trust Parent.

                  "Master Trust Agreement" shall mean the Master Trust Agreement, dated as of the Closing Date, among the Bank, the Borrowers, the Administrative Agent and the Certificate Participants, Master Owner Trustee, Administrative Agent, and each Owner Trust.

                  "Material Adverse Effect" shall mean a material adverse effect on any of (i) the ability of Agent and Guarantor, taken as a whole, to perform any of its obligations under this Agreement or any other Operative Agreement to which either of them is a party on a timely basis, (ii) any material rights of or benefits available to Collateral Agent, Owner Trust or any Secured Parties,
(iii) the Value, condition or operation of the Facility or (iv) the validity or enforceability of any Operative Agreement.

                  "Material Environmental Liability" shall mean, with respect to the Facility, any Environmental Actions, Environmental Violations or other liabilities pursuant to an Environmental Law, including with respect to Hazardous Conditions, which either individually or in the aggregate would be reasonably likely to result in financial liabilities on the parties hereto that in the aggregate (without duplication) are likely to exceed $10,000,000 ( or $20,000,000 at any time that Guarantor has an Investment Grade Corporate Rating).

                  "Maturity Date" shall mean December 31, 2004.

                  "Memorandum of Lease" shall mean a memorandum of the Lease in recordable form, in form and substance satisfactory to Administrative Agent and Owner Trust.

                  "Minimum Collateral Value" shall mean, at any time, an amount equal to 103% of the sum of (a) Outstanding Balance (unless such Secured Obligations and related Financing Costs and Owner Trust Yield, as the case may be, are not entitled to cash collateral pursuant to their applicable Financing Documents) plus (b) the aggregate Cancellation Premiums for all Construction Contracts, minus (c) the Uncollateralized Amount. The Minimum Collateral Value shall never be less than zero.

                                                   Construction Agency Agreement


                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Net Available Proceeds" shall mean, with respect to the Facility, any Condemnation or Casualty, any insurance proceeds, condemnation awards or other compensation, awards, damages, liquidated damages and other payments or relief (including any compensation payable in connection with a taking) received by Collateral Agent, Agent or Owner Trust from its property interest in the Facility in respect thereof, net of reasonable expenses incurred in connection with the collection thereof.

                  "Non-Budget Amounts" shall have the meaning set forth in
Section 3.4.

                  "Notes" shall mean any note issued pursuant to the Credit Agreement and any other Financing Document.

                  "Operative Agreements" shall mean:

                           (a)  this Agreement;

                           (b)  the Guaranty;

                           (c)  the Credit Agreement;

                           (d)  any Notes;

                           (e)  the Security Agreement;

                           (f)  the Letters of Credit;

                           (g)  any Collateral Agreement;

                           (h)  the Lessor Mortgage;

                           (i)  the Lessee Mortgage;

                           (j)  the Collateral Assignment of Lessee Mortgage;

                           (k)  the EPC Contract;

                           (l)  the Purchase Agreements;

                           (m)  the Purchase Option Assignments;

                           (n)  the Services Agreement;

                           (o)  the Trust Agreement;

                                                   Construction Agency Agreement


                           (p)  the Master Trust Agreement;

                           (q)  the Ground Lease;

                           (r)  the Lease; and

                           (s)  the Intercreditor Agreement.

                  "Original Agreement" shall have the meaning set forth in the first recital to this Agreement.

                  "Original Certificate Participant" shall have the meaning set forth in the first recital to this Agreement.

                  "Original Credit Agreement" shall have the meaning set forth in the first recital to this Agreement.

                  "Original Lender" shall have the meaning set forth in the first recital to this Agreement.

                  "Original Administrative Agent" shall have the meaning set forth in the first recital to this Agreement.

                  "Other CAAs" shall mean the Signal Peak CAA, the [_____________] CAA and the [_____________] CAA or any Other CAA for a
Replacement Facility.

                  "Other Leases" shall mean the Lease with respect to the Signal Peak Facility, the [_____________] Facility and the [_____________] Facility or any Replacement Facility.

                  "Other Taxes" shall have the meaning set forth in, as applicable, Section 12.3(b) or 13.3(b).

                  "Outside Completion Date" shall mean, with respect to the Facility, the Maturity Date.

                  "Outstanding Balance" shall mean, at any time, the amount equal to the sum of (i) the Funded Budget Amount and (ii) the Funded Non-Budget Amount, at the time of determination, plus an amount equal to the Financing Costs, Owner Trust Yield, Commitment Fees, Letter of Credit Fees, Issuing Bank Fronting Fees, Bond Fees and other obligations, fees and expenses owing to the Participants under the Financing Documents accrued and unpaid at such time, net of any Termination Amount or other amounts paid by Agent as of such time.

                  "Owner Trust" shall have the meaning assigned to such term in the opening paragraph.

                                                   Construction Agency Agreement


                  "Owner Trust Contributions" shall mean the portion of any Payments made by Owner Trust, other than with the proceeds of Lease Indebtedness.

                  "Owner Trust Eligible Assignee" shall mean (i) with respect to any Payment or portion thereof, any commercial bank or financial institution or other entity consented to by Agent and the Administrative Agent (which consent shall not be unreasonably withheld or delayed) with respect to an Assignment and Acceptance, which shall be: (A) a bank, trust company or other financial institution (1) which is organized under the laws of the United States of America, any state thereof, any other member of the Organization of Economic Cooperation and Development or Japan and has an office in the United States of America, (2) which has capital, surplus and undivided profits of at least $500,000,000, (3) which has outstanding unsecured long-term indebtedness (that is not guaranteed by any other Person or subject to any other credit enhancement) which is rated "A+" or better by S&P and "A1" or better by Moody's (or an equivalent rating by another nationally recognized statistical rating organization of similar standing if neither such corporation is in the business of rating unsecured bank indebtedness), (4) with respect to which Agent would have no obligation to withhold Taxes as of the date that such bank or trust company would assume Owner Trust's rights and obligations, (5) which is not a competitor of Agent, Guarantor or any of Guarantor's Affiliates (excluding any such affiliate which is a bank, finance company or other lending institution),
(6) which is not involved in any material litigation or substantive commercial dispute with Agent, Guarantor or any of Guarantor's Affiliates, and (7) which will not require the registration of this Agreement or any of the rights of Owner Trust hereunder under any applicable securities laws or (B) any owner trust, special purpose vehicle or other entity which is Controlled through 100% direct or indirect ownership by an entity described in clause (i)(A); provided, that Owner Trust shall give Agent thirty (30) days prior written notice of any such proposed transfer or assignment, including the identity of the proposed assignee, and (ii) with respect to any Payment or the portion thereof subject to collateral deposit requirements pursuant to Section 5.1(e), if Agent shall previously have given or shall be giving any Payment Direction/Borrowing Notice as to such Payment or portion thereof any entity (A) which is organized under the laws of the United States of America, or any state thereof, (B) with respect to which Agent would have no obligation to withhold Taxes as of the date that such entity would assume Owner Trust's rights and obligations, (C) which is not a competitor of Agent, Guarantor or any of Guarantor's Affiliates (excluding any such Affiliate which is a bank, finance company or other lending institution),
(D) which is not involved in any material litigation or substantive commercial dispute with Agent, Guarantor or any of Guarantor's Affiliates, and (E) which will not require the registration of this Agreement or any of the rights of Owner Trust hereunder under any applicable securities laws; provided, that Owner Trust shall give Agent written notice of any such transfer or assignment as soon as reasonably possible after such transfer or assignment.

                  "Owner Trust Financing Statements" shall mean UCC financing statements appropriately completed and executed by Agent for filing in the appropriate state and county offices in Delaware, Texas and Pennsylvania, and such other offices as may be reasonably

                                                   Construction Agency Agreement


requested by Collateral Agent or Administrative Agent naming Agent as debtor and the Owner Trust as secured party, and assigned by the Owner Trust to the Collateral Agent.

                  "Owner Trust Lien" shall mean any Lien, true lease or sublease or disposition of title or liability arising as a result of any claim against Bank, Owner Trust or any Affiliate of Owner Trust or their property as a result of action or omission by the Secured Parties, Bank, Owner Trust or any Affiliate of Owner Trust which does not result from the transactions contemplated by this Agreement or the other Operative Agreements.

                  "Owner Trust Parent" shall mean Apple Investments 2001 Trust, a Delaware business trust.

                  "Owner Trust Termination Events" shall have the meaning set forth in Section 9.1.

                  "Owner Trust Termination Notice" shall have the meaning set forth in Section 9.2.

                  "Owner Trust Yield" shall mean yield on the drawn amount of Payments funded with Owner Trust Contributions.

                  "Owners' Contribution Commitments" shall have the meaning set forth in the Master Trust Agreement.

                  "Participants" shall mean, collectively, any holder(s) of Lease Indebtedness and the Certificate Participants.

                  "Payment Date" shall mean the date on which any Financing Costs, Owner Trust Yield or principal payments are required to be paid pursuant to any Financing Document.

                  "Payment Direction/Borrowing Notice" shall have the meaning set forth in Section 5.1(a).

                  "Payments" shall mean Advance Payments and Direct Payments.

                  "PEDFA" shall mean the Pennsylvania Economic Development Finance Authority, a public instrumentality and body corporate and politic of the Commonwealth of Pennsylvania, organized and existing under the Pennsylvania Economic Development Financing Law, as amended, and the issuer of the Bonds.

                  "Permitted Liens" shall mean the following Liens and other matters: (a) Liens securing the payment of Taxes and other governmental charges or levies which are either not delinquent or, if delinquent, are subject to a Contest; (b) the rights and interests contemplated by or created pursuant to the Operative Agreements or the Security Documents and, subject to

                                                   Construction Agency Agreement


compliance with the Intercreditor Agreement, the Financing Documents; (c) mechanics' liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is subject to a Contest; (d) Liens arising out of judgments or awards with respect to which (i) appeals or other proceedings for review are subject to a Contest, or (ii) have been bonded in an amount not less than the full amount in dispute or other appropriate provisions have been made; (e) any Owner Trust Lien; (f) zoning, easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business or in connection with the construction, acquisition, improvement, operation, use, ownership or restoration of the Facility that do not materially impair the property affected thereby for the purpose for which title thereto was acquired, and encumbrances (not securing the payment of borrowed money), licenses, restrictions on the use of property or minor imperfections in title that do not materially, individually or in the aggregate impair the Value, condition or marketability of the Property; (g) pledges or deposits in connection with obligations under workers compensation, unemployment insurance and other social security legislation laws or similar legislation; (h) pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements; (i) pledges or deposits to secure the performance of bids, trade contracts, surety bonds, performance bonds and other obligations of a like nature incurred in each case in the ordinary course of business; (j) setoff rights arising under Applicable Law which are not yet asserted or if asserted are subject to a Contest; (k) the unrecorded Rema Agreements and (l) liens and other matters disclosed in title commitments, survey and other materials delivered pursuant to Section 7.5 and which are reasonably acceptable to Collateral Agent.

                  "Permitted Modifications" shall mean each of the following permitted amendments and modifications to the Plans and Specifications, the Facility or the Equipment: (i) changes in or further definition of technical requirements of the Facility; (ii) any increases in costs or prices or other terms or conditions as permitted pursuant to Section 3.3; (iii) any decreases in costs or prices as permitted pursuant to Section 3.3; and (iv) any revisions, amendments or modifications otherwise permitted pursuant to Section 4.2; provided, that no such amendment or modification shall increase Owner Trust's indemnification or other payment (except as provided in Section 3.3 or 4.2) obligations to any Contractor.
                  "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, Governmental Authority or any other entity.

                  "Plans and Specifications" shall mean the plans and specifications for the Facility as provided by Agent, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of this Agreement. Plans and Specifications for the Facility shall include a reasonably detailed description of:

                           (a)  the Facility;

                           (b)  the Improvements to be constructed;

                                                   Construction Agency Agreement


                           (c)  the materials to be utilized; and

                           (d)  the time periods for Completion of the Facility.

                  "Prescribed Forms" shall mean (A) for a party that is incorporated or otherwise formed under the laws of the United States of America or a state thereof, one duly completed and executed copy of IRS Form W-9 (or replacement or successor form thereto); and (B) for a party that is not incorporated or otherwise formed under the laws of the United States of America or a state thereof (a "Non-U.S. Person"), one duly completed and executed copy of IRS Form W-8ECI (or replacement or successor form thereto) or IRS Form W-8BEN (or replacement or successor form thereto); provided, however, that any Non-U.S. Person that is not the beneficial owner of a payment, as defined in Treasury Regulation Section 1.1441-1(c)(6), and therefore is unable to provide a Form W-8BEN or W-8ECI, may provide one duly completed and executed copy of IRS Form W-8IMY (in lieu of the Form W-8BEN or W-8ECI), and all additional forms or certifications, as provided in Treasury Regulation Section 1.1441-1(e)(3), required to be attached to such Form W-8IMY, necessary to establish that such party is entitled to receive payments hereunder without deduction or withholding of any United States Federal income taxes, or subject to a reduced rate thereof.

                  "Project Costs" shall mean, all costs, fees and expenses to be incurred by Agent or Owner Trust to complete the Facility in the manner contemplated by the Operative Agreements and the Financing Documents, including
(i) all costs and expenses incurred in connection with the development, construction, acquisition and installation of the Facility and the achievement of Completion; and (ii) all amounts in respect of Financing Costs, Owner Trust Yield, Commitment Fees, Letter of Credit Fees, Issuing Bank Fronting Fees, Bond Fees and other amounts payable by Agent or Owner Trust hereunder (including capitalization, if applicable under GAAP, of the same) or under the Financing Documents.

                  "Project Fund" shall mean any trust fund established or that may be established by the Bond Trustee on a date of issuance of Bonds designated the "Project Fund" (or a similar term) for the payment of Project Costs not paid from the Settlement Fund.

                  "Property" shall mean any and all rights, title and interest of Owner Trust, to and under the Facility, including any and all rights, title and interest in, to and under the Land, the Improvements, and the Construction Contracts.

                  "Prudent Industry Practice" shall mean at a particular time
(i) any of the practices, methods and acts engaged in or approved by a significant portion of the wholesale electric generating industry at such time or (ii) any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. "Prudent Industry Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but

                                                   Construction Agency Agreement


rather to be a spectrum of possible practices, methods or actions having due regard for, among other things, manufacturers' warranties and the requirements of Governmental Authorities of competent jurisdictions.

                  "Purchase Agreement(s)" shall mean agreements for the acquisition of Equipment and related services for the Facility between Owner Trust or Agent and the applicable Contractor.

                  "Purchase Option" shall have the meaning set forth in Section 10.1(a).

                  "Purchase Option Assignment" shall mean a Purchase Option Assignment and Assumption Agreement in the form attached hereto as Exhibit H.

                  "Purchase Option Assignments" shall mean those Purchase Option Assignment and Assumption Agreements pursuant to which REPG has designated Owner Trust as the purchaser and Owner Trust has purchased from WestLB certain Construction Contracts and all rights thereunder, including rights to certain Equipment.

                  "Purchase Option Certificate" shall have the meaning set forth in Section 10.1(a).

                  "Purchase Option Notice" shall have the meaning set forth in
Section 10.1(a).

                  "Quarterly Certificate" shall have the meaning set forth in
Section 5.1(d).

                  "Rating Agencies" shall mean (a) Standard & Poor's Ratings Group, a division of McGraw-Hill Companies, Inc.; (b) Fitch, Inc.; and (c) Moody's Investors Service, Inc., or any successor to any of such rating agencies.

                  "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance into the environment.

                  "Rema [_____________] Agreement" shall mean the license agreement between Reliant Energy [_____________], LLC, as licensor, and Reliant Energy Mid-Atlantic Power Holdings, LLC, as licensee, dated April 20, 2001.

                  "Rema [_____________] Agreement" shall mean the license agreement between Reliant Energy [_____________], LLC, as licensor, and Reliant Energy Mid-Atlantic Power Holdings, LLC, as licensee, dated April 20, 2001.

                  "Rema Agreements" shall mean, collectively, the Rema [_____________] Agreement and the Rema [_____________] Agreement.

                  "Remarketing Funds" shall have the meaning set forth in
Section 11.2.

                                                   Construction Agency Agreement



                  "Remarketing Requirement" shall have the meaning set forth in
Section 11.1.

                  "REPG" shall mean Reliant Energy Power Generation, Inc., a Delaware corporation.

                  "Replacement Facility" shall have the meaning set forth in
Section 1.5 of the Credit Agreement.

                  "Replacement Letter of Credit" shall have the meaning set forth in the Intercreditor Agreement.

                  "Required Actions" shall have the meaning set forth in Section 2.2.

                  "Required Modifications" shall have the meaning set forth in
Section 2.2(j).

                  "Responsible Officer" shall mean the chief financial officer, the chief accounting officer, the vice president-finance, the treasurer, an assistant treasurer, or the comptroller of Agent or any other officer of Agent whose primary duties are similar to the duties of any of the previously listed officers.

                  "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill Companies, Inc.

                  "Scope of Authority" shall have the meaning set forth in
Section 2.3(a).

                  "Secured Parties" shall have the meaning set forth in the Intercreditor Agreement.

                  "Security Agreement" shall mean the Amended and Restated Security Agreement, dated as of the Closing Date, between Owner Trust and Collateral Agent, for the benefit of the Secured Parties, as specified therein.

                  "Security Documents" shall mean, collectively, the Security Agreement, the Lessor Mortgage, the Lease, the Memorandum of Lease, the Lessee Mortgage, the Collateral Assignment of Lessee Mortgage, the UCC Financing Statements, the Collateral Agreement, the Intercreditor Agreement, this Agreement and all other documents, agreements and instruments executed and delivered in order to establish, preserve, protect and perfect the Lien of Owner Trust or Collateral Agent in the Collateral (as defined in the Intercreditor Agreement) and the Deposit Account Collateral relating to the Facility.

                  "Seller(s)" shall mean any party to a Purchase Agreement with Agent providing Equipment or related goods or services to Agent for the Facility.

                  "Services Agreement" shall mean an agreement pursuant to which Agent or Lessee uses reasonable commercial efforts to provide or agrees to provide the applicable Owner

                                                   Construction Agency Agreement


Trust and its successors and assigns interconnections and other services and facilities necessary to the operation of the Related Facility on a commercially viable basis and in accordance with Prudent Industry Practice all to the extent that such services and facilities are not integrated into such Facility. Without limiting the generality of the foregoing, to the extent practicable, Agent shall satisfy its obligations under the Services Agreement by making such services and facilities available through the arrangements described in Section 10.1(h) hereof, in which case, subject to Applicable Law, there shall be no charge for such services and facilities except for any charges that Agent would have been required to pay had it operated the Facility. In all other cases, Owner Trust or its successors and assigns shall pay the fair market value of such services and facilities and such services shall otherwise be on terms as would pertain between unaffiliated persons on an arms length basis.

                  "Settlement Fund" shall mean an account established by a Bond Trustee in connection with the issuance of Bonds and designated the "Settlement Fund" (or a similar name) for the payment of Bond Underwriting Fees in incurred in connection with the issuance of the applicable series of Bonds.

                  "Shared Facilities" shall mean the stacks, sump pumps, warehouses and other improvements located on the Land and set forth in Schedule IV as "items not included in Existing Plant", to the Deed dated April 20, 2001 wherein Reliant Mid-Atlantic Power Holdings, LLC, conveyed title to the Land and such improvements to the Lessee.

                  "Signal Peak CAA" shall mean the Construction Agency Agreement dated as of the Closing Date among Reliant Energy Signal Peak, LLC, Signal Peak Trust, Bank, Owner Trust Parent, the Certificate Participants, the Lender Agents and the Lenders.

                  "Signal Peak Facility" shall mean the "Facility" as defined in the Signal Peak CAA.

                  "Signal Peak Trust" shall mean Signal Peak Trust, a Delaware business trust.

                  "Special Provision" shall mean any provision in a Transaction Document designated as such in such Transaction Document or in this Agreement or the Intercreditor Agreement or in an Intercreditor Accession Agreement.

                  "Subcontractor Agreements" shall mean any one or all of a series of contracts between any Contractor and various subcontractors for the Facility.

                  "Subject Claim" shall have the meaning set forth in the definition of the term "Contest."

                  "Syndication Agent" shall mean Royal Bank of Canada as the syndication agent for the Lenders under the Credit Agreement.

                                                   Construction Agency Agreement


                  "Taxes" shall have the meaning set forth in Section 12.3(d).

                  "Tender Agent Agreement" shall have the meaning set forth in the Credit Agreement.

                  "Term" shall have the meaning set forth in Section 2.4 of this Agreement.

                  "Termination Amount" shall mean, at any time with respect to the Property, the aggregate of the Outstanding Balance, together with any and all reasonably anticipated expenses and costs of any nature incurred or reasonably anticipated by Owner Trust with respect to this Agreement and the Operative Agreements and the Financing Documents or the transactions contemplated hereby and thereby, including cancellation or wind-up costs, breakage costs and reasonably anticipated costs and expenses of any other Person entitled to payment of Transaction Expenses.

                  "Tranche" shall mean each Loan funded as a Tranche A-1 Loan, Tranche A-2 Loan or Tranche B Loan, as applicable.

                  "Tranche A Amount" shall mean the sum of the Tranche A-1 Amount and Tranche A-2 Amount.

                  "Tranche A-1 Amount" shall mean the sum of the Tranche A-1 Commitment plus, without duplication, any Lease Indebtedness which is designated as a Tranche A-1 Amount in the Intercreditor Agreement or an Intercreditor Accession Agreement; provided, however, that the aggregate amount of such Lease Indebtedness outstanding shall at no time be greater than 85% of the Aggregate Owner Trust Commitment; provided, further, that any proceeds of Lease Indebtedness held in a Project Fund or similar arrangement granting a lien on such proceeds in favor of the holders of such Lease Indebtedness until such proceeds are expended in accordance with the terms of this Agreement shall not be deemed to be outstanding for purposes of the preceding proviso.

                  "Tranche A-1 Loan" shall mean a Loan funded under the Credit Agreement with respect to the Tranche A-1 Amount.

                  "Tranche A-2 Amount" shall mean the sum of the Tranche A-2 Commitment plus, without duplication, any Lease Indebtedness which is designated as a Tranche A-2 Amount in the Intercreditor Agreement or an Intercreditor Accession Agreement; provided, however, that the aggregate amount of such Lease Indebtedness outstanding shall at no time be greater than 12% of the Aggregate Owner Trust Commitment; provided, further, that any proceeds of Lease Indebtedness held in a Project Fund or similar arrangement granting a lien on such proceeds in favor of the holders of such Lease Indebtedness until such proceeds are expended in accordance with the terms of this Agreement shall not be deemed to be outstanding for purposes of the preceding proviso.

                                                   Construction Agency Agreement


                  "Tranche A-2 Loan" shall mean a Loan funded under the Credit Agreement with respect to the Tranche A-2 Amount.

                  "Tranche B Amount" shall mean the difference of (i) the Aggregate Owner Trust's Commitment and (ii) the sum of: (x) the Tranche A-1 Amount, plus (y) the Tranche A-2 Amount, plus (z) the Aggregate Owner Trust's Contribution Commitment.

                  "Tranche B Commitment" shall have the meaning set forth in
Section 1.5 of the Credit Agreement.

                  "Tranche B Lender" shall mean any Lender which has a Tranche B Commitment or is owed a Tranche B Loan (or a portion thereof).

                  "Tranche B Loan" shall mean a Loan funded under the Credit Agreement with respect to the Tranche B Amount.

                  "Transaction Documents" shall mean the Operative Agreements, the Security Documents and the Financing Documents.

                  "Transaction Expenses" shall mean:

                           (a) Bond Fees, Bond Underwriting Fees, Letter of Credit Fees, Commitment Fees, Issuing Bank Fronting Fees, and any Financing Costs on any Payments;

                           (b) the reasonable out-of-pocket expenses, disbursements or costs of the Owner Trust Parent, Master Owner Trustee, the Owner Trust, and the Trustee incurred in connection with the consummation of the transactions contemplated by this Agreement and the other Operative Agreements and the Financing Documents, including any third party consultants (e.g. accountants, engineers, insurance consultants, etc.) and the fees and disbursements of counsel to Collateral Agent, Administrative Agent, the Owner Trust Parent or the Master Owner Trustee, each Owner Trust and the Owner Trustee, but subject to the limitation set forth in agreements among the Administrative Agent, the Certificate Participants and Agent on the amount of such fees and disbursements of counsel and other consultants payable for activities up to the Closing Date;

                           (c) any and all Taxes and fees incurred in recording or filing this Agreement or any other Operative Agreement or the Financing Documents, any deed, declaration, deed of trust, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by this Agreement;

                                                   Construction Agency Agreement


                           (d) any real estate brokers' and/or notary public fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties which are payable in connection with the acquisition, construction and financing of the Facility by Owner Trust of its interest in the Facility;

                           (e) all reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, including the reasonable fees and disbursements of counsel to Collateral Agent, Administrative Agent, Deposit Bank and Owner Trust;

                           (f) all reasonable out-of-pocket costs and expenses incurred in connection with any amendment, supplement, modification assignment or termination of this Agreement and the other Operative Agreements or the Financing Documents requested, executed or acquiesced in by Agent and any other documents prepared in connection therewith, and the consummation and administration of the transactions contemplated thereby, including the reasonable fees and disbursements of counsel to Administrative Agent and Owner Trust; and

                           (g) all reasonable out-of-pocket costs and expenses incurred by Administrative Agent or Owner Trust in connection with any purchase, lease, transporting, handling, installing, monitoring, maintaining or otherwise dealing with the Property or the Facility or any interest therein or sale of the Facility to Agent or any third party pursuant to this Agreement.

                  For purposes of this definition, fees and expenses incurred by the Owner Trust Parent, the Master Owner Trustee, the Collateral Agent and the Administrative Agent shall apply to an allocable share based upon the aggregate cost of the Facility, unless such fee or expense is directly related to a particular Facility.

                  "Transfer Taxes" shall mean any present or future sales, use, documentary, value added, goods and services, recording, stamp, license, transfer, transfer gains, publication filings, or any other Taxes in the nature of the foregoing.

                  "Trust Agreement" shall mean the Second Amended and Restated Trust Agreement, dated as of November [ ], 2001, among Owner Trust Parent, as Certificate Participant, Bank, as Owner Trustee, and Administrative Agent.

                  "Trustee" shall mean First Union Trust Company, National Association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement or Master Owner Trustee under the Master Trust Agreement, and any successor or replacement Trustee expressly permitted by the Operative Agreements.

                                                   Construction Agency Agreement


                  "Trust Estate" shall mean the Property and all other property held by the Trust from time to time, including any rights of the Owner Trustee and the Trust under the Transaction Documents.

                  "Turbines" shall mean the to-be-built turbine identified in the Construction Contracts, including the Initial Turbine and any contract rights relating to such turbine under such Construction Contracts, and any other Turbine that from time to time constitutes a part of the Facility.

                  "UCC Financing Statements" shall mean collectively the Lender Financing Statements and the Owner Trust Financing Statements.

                  "Uncollateralized Amount" shall mean (i) the amount due to all Lenders, Participants and other Secured Parties (other than the Tranche B Lenders) whose Secured Obligations are subject to Deposit Account Collateral until the Cash Collateral Date or, in the case of Lease Indebtedness not incurred under the Credit Agreement, such other date when cash collateral must be posted under the applicable Financing Document and (ii) thereafter, zero.

                  "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

                  "Upstream Purchase" shall have the meaning set forth in
Section 10.1(a).

                  "Value" shall mean, with respect to the Facility, the amount, which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of the Facility.

                  "WestLB" shall mean Westdeutsche Landesbank Girozentrale, New York Branch.

                  1.5 Amendment and Restatement. (a) This Agreement amends and restates in its entirety the Original Agreement and, upon effectiveness of this Agreement, the terms and provisions of the Original Agreement shall, subject to Sections 1.5(b) and (c), be superseded hereby.

                      (b) Notwithstanding the amendment and restatement of the Original Agreement by this Agreement, Agent shall continue to be liable to Owner Trust with respect to agreements on the part of Agent under the Original Agreement to indemnify and hold Owner Trust harmless pursuant to Article XII of the Original Agreement for matters within the scope of such indemnification provisions that arose during the period that such agreement was in effect.

                      (c) Notwithstanding the amendment and restatement of the Original Agreement by this Agreement, the indebtedness, liabilities and obligations owing to Owner Trust by Agent under the Original Agreement remain outstanding as of the date hereof, constitute

                                                   Construction Agency Agreement


continuing Payments hereunder and shall continue to be secured by the collateral described in and pursuant to Section 15.1 but are payable in accordance with the terms of this Agreement. This Agreement is given in substitution for the Original Agreement, and does not evidence a repayment and reborrowing of the obligations of Agent under such agreement, and is in no way intended to constitute a novation of the Original Agreement, and the Liens granted with respect thereto shall be continuing.

                      (d) The parties hereto acknowledge and agree that any waivers, express or implied by course of conduct or otherwise, amendments or other actions (or failures to act) under the Original Agreement and the other Operative Agreements shall be of no force or effect, and of no use in interpreting the rights and duties of the parties under this Agreement.

                                   ARTICLE II

                              APPOINTMENT OF AGENT


                  2.1 Appointment and Acceptance. (a) Subject to the terms and conditions hereof, Owner Trust hereby designates and appoints Agent as its sole and exclusive agent in connection with the Required Actions; provided, that Agent may delegate responsibility for performing certain or all of its Required Actions to any other Person qualified, and, to the extent required, duly licensed by appropriate Governmental Authorities, to perform such Required Actions, but any such delegation shall not relieve Agent of its obligations to perform such Required Actions. Agent hereby accepts such appointment.

                      (b) Agent is expressly authorized to negotiate and enter into, as agent for and on behalf of Owner Trust, an EPC Contract with the EPC Contractor (which shall have the right to enter into Subcontractor Agreements), and such other Construction Contracts as the Agent shall deem necessary or desirable in connection with the transaction contemplated hereby, in each case in order to Complete the Facility on or before the Maturity Date in all material respects in accordance with the Plans and Specifications therefor, Applicable Law and in amounts not to exceed the amounts therefor set forth in the Budget with respect thereto.

                      (c) Agent shall cause the Sellers, EPC Contractor and subcontractors to Complete the Facility in all material respects in accordance with the Plans and Specifications therefor, the EPC Contract (including all Subcontractor Agreements) and Applicable Law and at costs not to exceed the amounts therefor set forth in the Budget with respect thereto. The EPC Contract and the applicable Subcontractor Agreements for the Facility shall be treated as one single turnkey agreement under the single point responsibility of the EPC Contractor.

                  2.2 Agent's Required Actions. Agent hereby unconditionally covenants that it shall take all actions necessary or desirable for the Completion of the Facility on or before the Maturity Date pursuant to the Plans and Specifications therefor and Applicable Law and in

                                                   Construction Agency Agreement



accordance with the Budget (subject to reimbursement by the Owner Trust), the Construction Contracts, and the highest standards prevalent in the independent power generation industry which are reasonable under the circumstances, including the following services and actions (collectively, the "Required Actions"):

                      (a) take all actions or conduct all due diligence, as applicable (including using highest grade materials and services which are reasonable under the circumstances for the Facility, constructing the Facility in accordance with Prudent Industry Practice and in no event less favorable to the Facility than was or is being applied to other facilities owned and maintained by or under construction for Agent or any of its Affiliates and, taking into consideration Owner Trust's debt financing and standards normally applied, expected or required by lenders in financing transactions for development and operation of facilities of a similar type to the Facility, and the nature of the transaction given the intent of Owner Trust, Agent and the Secured Parties as set forth in Section 15.1) with regard to Owner Trust's ownership interest in the Facility or contractual obligations and rights under the Construction Contracts and otherwise with respect to the Facility, including any regulatory, tax or legal impact of such ownership or contractual obligation or right, any foreseeable material diminution in the Value of the Facility (by reason of environmental or other regulatory or technological change), the ability of Agent or the Contractors to Complete the Facility, and any other such application of Agent's expertise in the independent power generation industry, that may mitigate the cost or risk to Owner Trust of the Facility;

                      (b) take all actions or omit to take any actions which ensure that all material licenses, approvals, entitlements, authorizations, consents, and permits, and amendments thereto including those required by Applicable Law and Governmental Authority, will be obtained with respect to the Facility and the Property and that the Property is free of all Liens other than Permitted Liens and that all Liens required to be perfected in favor of the Collateral Agent for the benefit of the Participants be perfected as first priority liens, with only such exceptions as may be permitted hereunder or under the other Operative Agreements in accordance with the terms thereof;

                      (c) use Advance Payments or direct Owner Trust to make Direct Payments for the Completion of the Facility in accordance with the Budget and in timely manner to ensure that all payments under the Construction Contracts are paid when due, or to make other Payments in accordance with the Budget, including Transaction Expenses, but for no other purposes whatsoever (except as may be specifically agreed by Owner Trust and Administrative Agent in writing); and in the event that the Tranche B Lenders do not consent to the amendment of the Intercreditor Agreement referred to in Section 5.1(e) hereof, arrange for a refinancing of the Tranche B Commitments to be consummated not more than thirty (30) days after Agent is informed of the withholding of such consent whereby after giving effect thereto and to any other refinancing then consummated, Payments funded from the Tranche A-2 Amount plus the Investments (as

                                                   Construction Agency Agreement


         Defined in the Master Trust Agreement) shall be no less than 15% of the Outstanding Balance;

                      (d) take all actions and not omit to take actions which cause (to the extent it may legally do so) Owner Trust to be in compliance at all times with the terms and provisions of the Operative Agreements, the Budget, the Construction Contracts, Applicable Laws and Insurance Requirements with respect to the Property and the Facility and give Owner Trust prompt written notice of changes in Applicable Laws affecting Owner Trust's ownership of the Facility or the fulfillment of the obligations hereunder or under the Construction Contracts;

                      (e) give prompt written notice to Owner Trust and Administrative Agent of the occurrence of any Agent Default or Agent Event of Default or any Owner Trust Termination Event after obtaining actual knowledge thereof;

                      (f) not take any action which will result in the Value of the Facility being less than the aggregate amount of all Payments made by Owner Trust hereunder with respect to the Facility; provided, however, that this subsection (f) shall not be construed as a guaranty of the residual value of the Facility;

                      (g) not take any action or omit to take any action which could result in any Claim or Imposition against Owner Trust or the Property under the terms of the Construction Contracts or in connection with the Facility other than Permitted Liens;

                      (h) upon the request of Owner Trust, represent Owner Trust or cooperate with Owner Trust in bringing or defending any Claims or seeking resolution of any disputes to the same extent as Agent and its Affiliates would pursue with respect to a similar facility owned or leased by it and based on prevailing industry practice, whether through arbitration or other proceeding pursuant to or in connection with any Construction Contracts; provided, that any fees and expenses incurred by Agent in connection therewith and resulting from the acts or failures to act of Agent shall be reimbursed by Owner Trust as part of the Aggregate Owner Trust's Commitment;

                      (i) give Owner Trust and Administrative Agent prompt and full written notice, with such detail and background as Owner Trust or Administrative Agent may reasonably require, upon Agent obtaining any knowledge or notice of any Force Majeure Event which could have a Material Adverse Effect or which could reasonably be expected to result in a failure to Complete the Facility by the Outside Completion Date, delay in performance, change in law, breach by Agent or a Contractor, suspension of work or other event or occurrence which could give rise to an increase in any payments due or to become due under any Construction Contracts;

                      (j) make alterations, renovations, improvements and additions to the Facility or any part thereof (subject to Agent's right to reimbursement from Owner Trust as provided herein) that are required to be made pursuant to any Applicable Law and Insurance Requirements ("Required Modifications");

                      (k) without duplication of any actions required under clause (d) above, take all actions to arrange for the appropriate insurance coverage required pursuant to the Insurance Requirements;

                      (l) take all actions and conduct due diligence to ensure, to the extent possible under Applicable Laws, that the transactions contemplated by this Agreement and the Required Actions result in no more Taxes to the Indemnified Persons and Secured Parties than if the transactions contemplated by the Operative Agreements created a loan directly between Agent and the Secured Parties (including not permitting the transfer of any Equipment that is the subject of the Operative Agreements from one location to another if such action would result in the imposition of any Taxes that are not provided for in the Budget); and

                      (m) take all actions necessary to cause title to all Equipment and other Improvements and all contract rights with respect thereto under the applicable Purchase Agreements to be transferred to Owner Trust.

                  2.3 Scope of Authority. (a) Owner Trust hereby grants to Agent the authority (the "Scope of Authority") to take directly on behalf of Owner Trust all Required Actions in order to Complete the Facility; provided, that Agent's Scope of Authority shall not include:

                      (i) any action for or on behalf of Owner Trust other than the Required Actions;

                      (ii) except as provided in Section 2.1, entering into any Construction Contracts or other agreement, as agent of Owner Trust, without the written consent of Owner Trust;

                      (iii) making any expenditure or binding Owner Trust in any way not contemplated by the Budget, except for Permitted Modifications, including Required Modifications; and

                      (iv) except for Permitted Modifications, submitting or approving any change order or suspension of work or taking or failing to take any other action, which has the effect of, or would result in or have the effect of creating any obligation of Owner Trust to any Contractor unless included in the Budget or to any other Person under or with respect to any Construction Contracts without the written consent of Owner Trust.

                                                   Construction Agency Agreement


                      (b) In connection with the performance by Agent of the Required Actions within the Scope of Authority, Agent acknowledges and agrees
(i) that, as between Owner Trust and Agent, the Property is in Agent's control and possession during the Term, (ii) that it is responsible as agent for Owner Trust for the acts and omissions of itself, the Contractors and their respective agents, and (iii) that Agent has agreed to take all actions and not omit to take any actions necessary to maintain, or cause to be maintained, the Property so as to avoid injury or mishap to third Persons. Further, Agent acknowledges and agrees that in accordance with the terms thereof or the provisions of Section
2.2 or this Section 2.3, all responsibilities and actions to be taken by Owner Trust under the Construction Contracts have been delegated to, and assumed by, Agent, subject to Agent's right of reimbursement from Owner Trust pursuant to the Budget, and are within Agent's control.

                      (c) Subject to the terms and conditions of this Agreement, as between Owner Trust and Agent, Agent shall have sole management and control over the construction means, methods, sequences and procedures with respect to the construction of the Facility.

                  2.4 Term. Subject to Article VIII and Section 12.9, this Agreement shall commence on the Closing Date and shall terminate upon the CAA Termination Date (the "Term").

                  2.5 Guaranty. The obligations of Agent pursuant to this Agreement shall be guaranteed by Guarantor pursuant to the Guaranty in accordance with its terms. Agent shall deliver the Guaranty on the date hereof, and the Guaranty shall be maintained in full force and effect at all times thereafter during the Term, which Guaranty shall be pledged and assigned by Owner Trust to the Collateral Agent, for the benefit of the Secured Parties.

                                   ARTICLE III

                                     BUDGET


                  3.1 Preparation of Budget. With respect to the Facility, on the Closing Date, the Agent shall submit a Budget substantially in the form attached hereto as Exhibit A, which shall specify the anticipated Completion Date for the Facility, (x) set forth in Part A, Agent's calculation of the anticipated Payments to be made by Owner Trust in connection with the Completion of the Facility pursuant to the Plans and Specifications therefor, and (y) set forth in Part B, Agent's calculation of the Non-Budget Amounts in accordance with Section 3.4. Part A of the Budget shall include the following:

                      (a) The aggregate of scheduled Advance Payments to Agent and Direct Payments to be made to the Contractors and other third parties or reimbursements to Agent or its Affiliates in accordance with specified schedules or schedules to be specified under the Construction Contracts during the Construction Period (including

                                                   Construction Agency Agreement


         estimates for change orders, modifications and for the inclusion of additional Subcontractor Agreements and Purchase Agreements);

                      (b) Other scheduled or anticipated payments in connection with (but not directly arising from) the Project and/or the Construction Contracts, such as Taxes, and franchise fees, customs, duties and related charges, and Transaction Expenses, change orders and contractual cost escalators and costs and expenses related to hedging agreements;

                      (c) A specific amount for contingent payments by Owner Trust including, among other things, for payments to third parties for indemnification payments, additional Taxes directly attributed to activities of Owner Trust unrelated to the Facility and the other transactions contemplated by the Operative Agreements or the Financing Documents, Construction Period penalties, cancellation or other wind-up expenses, change orders, contractual cost escalators, or other additional costs Owner Trust may bear as the result of Agent's acts or failures to act within the Scope of Authority and Required Actions;

                      (d) An amount for the expected premiums and other costs associated with insurance that Agent will arrange on Owner Trust's behalf pursuant to Article VI;

                      (e) An Allowance for Owner Trust's Cost of Financing (but excluding any imputed equity yield to Owner Trust or other party);

                      (f) An amount for reimbursement to Agent for soft costs;
         and

                      (g) an amount to refinance all costs financed under the Original Agreement.

                  3.2 Accuracy of Budget. Based upon Agent's experience in the power generating industry, Agent has concluded, taking into account the circumstances in existence on the date the Budget was prepared, that the aggregate amount set forth in the Budget will be sufficient to satisfy all obligations, including payment obligations, of Owner Trust to successfully Complete the Facility, and Owner Trust and Secured Parties are relying on such conclusion of Agent.

                  3.3 Budget Revisions. Agent may from time to time present to Owner Trust a revised Budget which changes the Aggregate Owner Trust's Commitment, and the corresponding Aggregate Lenders' Commitment and Aggregate Owner Trust's Contribution Commitment, and/or reallocates the dollar amounts of the line items set forth in any previous Budget; provided, that (a) in no event shall the combined Aggregate Owner Trust's Commitments for the Facility and the other projects under the Other CAAs be increased thereby without Owner Trust's and Administrative Agent's written consent or the combined Aggregate Lender's Commitments for

                                                   Construction Agency Agreement


the Facility and the other projects under the Other CAAs be increased thereby without the written consent of each holder of Lease Indebtedness, (b) in no event, as a result of any such reallocation, shall the Lease Indebtedness designated as the Tranche A-1 Amount be outstanding at any time in an amount greater than 85% of estimated Project Costs; provided, further, that any proceeds of Lease Indebtedness held in a Project Fund or similar arrangement granting a lien on such proceeds in favor of the holders of such Lease Indebtedness until such proceeds are expended in accordance with the terms of this Agreement shall not be deemed to be outstanding for purposes of the preceding proviso, and (c) in the event any revision in the Budget would cause it to exceed 105% of the amount of the Aggregate Owner Trust's Commitment as of the Closing Date, such revision shall require the approval of 100% of the Bank Lenders (as defined in the Intercreditor Agreement). Each such revised Budget submitted by Agent that complies with the proviso to the preceding sentence shall be deemed automatically to amend the previous Budget without any further action by Owner Trust or Agent. Each revised Budget shall be accompanied by Agent's certification that the revised Budget is sufficient, taking into account the circumstances in existence on the date the Budget was prepared, to Complete the Facility.

                  3.4 Non-Budget Amount. Part B of the Budget submitted by Agent will also set forth a schedule of estimated amounts agreed to by Agent and Owner Trust which may be paid by Owner Trust in connection with the Construction Contracts or the Facility but are outside Part A of the Budget (such estimated amounts plus any additional amounts actually paid by Owner Trust in connection with the Construction Contracts or the Facility, collectively, the "Non-Budget Amounts"). If Owner Trust does not fund or finance such amounts under the Non-Budget Amounts, Agent may elect to have Owner Trust fund or finance such costs (excluding those Transaction Expenses described in clause (a) below) under Part A of the Budget. The Non-Budget Amounts shall include the following:

                      (a) Transaction Expenses which are not capitalized in accordance with GAAP, including Owner Trust's fees;

                      (b) Owner Trust Yield;

                      (c) An estimated amount for contingent payments to third parties other than lenders for indemnification payments, additional taxes, penalties, cancellation or other wind-up expenses, change orders, contractual cost escalations or other additional costs that Owner Trust may bear that either (i) are not as the result of Agent's act or failure to act within its Scope of Authority and Required Actions, or (ii) would not give rise to an obligation of Agent to Owner Trust in accordance with Article VIII, Article X or Article XI; and

                      (d) Agent shall, at no time, be permitted to revise Part B of the original Budget delivered on the Closing Date without the written consent of all Lenders (as defined in the Credit Agreement); provided, any increase in Part B of such original

                                                   Construction Agency Agreement


         Budget which results in a cumulative increase of said Part B of less than or equal to 200% shall be permitted.

                                   ARTICLE IV

                            CONSTRUCTION OF FACILITY

                  4.1 Construction. Subject to the Operative Agreements, Agent shall cause the Facility to be constructed and equipped in material compliance with all requirements of the Plans and Specifications, the applicable Construction Contracts, Applicable Law and Insurance Requirements.

                  4.2 Amendments; Modifications. (a) Agent may at any time revise, amend or modify the Plans and Specifications or the Facility without the consent of Owner Trust and Administrative Agent; provided, that any such revisions, amendments or modifications do not (i) result in the Completion Date of the Facility occurring on or after the Maturity Date, or (ii) result in the projected Project Cost of the Facility to be funded by the Budget exceeding the then Available Aggregate Owner Trust's Commitment, or (iii) materially change the Facility's Intended Use, or (iv) reduce the Value of the Property below that set forth in the appraisal referenced in Section 7.5(f), or (v) results in a breach of Agent's obligations under Section 2.2(k) or Section 6.

                      (b) Agent agrees that it will not implement any revision, amendment or modification to the Facility or Plans and Specifications for the Facility if the aggregate effect of such revision, amendment or modification together with any prior amendments, revisions or modifications would be to reduce the Value of the Facility as Completed as projected on the Closing Date, unless such revision, amendment or modification is a Required Modification or otherwise approved by Owner Trust and Administrative Agent, each such consent to be granted or withheld in such party's sole discretion.

                  4.3 Casualty, Condemnation, Force Majeure Events and Liquidated Damages. If at any time prior to the Completion Date for the Facility there occurs a Casualty or a Force Majeure Event with respect to the Facility, or Owner Trust or Agent receives notice of a Condemnation, then, in each case, Agent shall continue to perform the Required Actions in accordance with Sections
2.2 and 2.3, subject to reimbursement from Owner Trust pursuant to the Budget and from Net Available Proceeds pursuant to Section 6.3.

                  4.4 Completion Date Conditions. The occurrence of the Completion Date with respect to the Facility shall be evidenced by the delivery to the Administrative Agent, the Certificate of Completion by the Agent in the form of Exhibit B as attached hereto; provided, that any such Certificate of Completion shall be with reservation of any and all rights relating to Completion of the Facility against the EPC Contractor or other Persons in connection with the

                                                   Construction Agency Agreement


construction and mobilization of the Facility and is not intended to preclude the assertion of any such rights against the EPC Contractor or such other Persons.

                                    ARTICLE V

        ADVANCES AND DIRECT PAYMENTS; LETTERS OF CREDIT; AGENT'S DEPOSIT
                               ACCOUNT COLLATERAL


                  5.1 Payments Pursuant to Budget. (a) Agent may, from time to time, deliver to Owner Trust and to Administrative Agent payment directions/borrowing notices or letter of credit issuance directions (a "Payment Direction/Borrowing Notice") in substantially the form attached hereto as Exhibit C or other form acceptable to the other applicable Secured Parties for the purpose of requesting Debt Fundings, or procuring Letters of Credit from Issuing Bank to secure Bonds issued under the Bond Trust Indenture, the proceeds of which will be used to make Payments hereunder to refinance or pay Project Costs that are contemplated by the Budget. The Payment Direction/Borrowing Notice shall be delivered to the Owner Trust and to the Administrative Agent or other representative of the applicable holder of Lease Indebtedness, as the case may be, on or before the time specified in the applicable Financing Documents for the delivery of such Payment Direction/Borrowing Notice. Advance Payments shall be made either to the payee or to Agent's bank account in the United States as set forth on Schedule I hereto, or to such other bank account of Agent as Agent shall designate in writing to Owner Trust and Administrative Agent. Agent in turn will be responsible for disbursing Advance Payments to itself or other Persons. In no event shall there be more than two (2) funding dates during any calendar month (exclusive of fundings (or deemed fundings pursuant to Section 5.4) to pay interest on the Lease Indebtedness, Owner Trust Yield, Additional Costs or the fees described in Section 5.3). In no event shall the aggregate amount of Payments (including any thereof funded with disbursements from the Project Fund) outstanding at any time exceed the Aggregate Owner Trust's Commitment. Each Payment Direction/Borrowing Notice shall request Payments in an aggregate amount of not less than $5,000,000.

                      (b) During the term of this Agreement, subject to Section 5.2, Owner Trust may make Direct Payments for the purposes set forth in Section 3.1(c) and (e) or Section 3.4 without the receipt of a Payment Direction/Borrowing Notice; provided, that Owner Trust agrees to provide to Agent and either Administrative Agent or the applicable representative of the holders of other Lease Indebtedness at least five (5) Business Days prior written notice of any such Direct Payments. This notice will include a summary of the nature of the Payment, including a statement as to whether the amount is to be paid in connection with Section 3.1(c) or (e) or Section 3.4.

                      (c) Subject to Section 7.6, Owner Trust agrees to make such Payments and cause Letters of Credit to be issued by Issuing Bank in accordance with each duly completed

                                                   Construction Agency Agreement


and submitted Payment Direction/Borrowing Notice, cause the applicable Bond Trustee, on behalf of the applicable Issuer, to make disbursements from the applicable Project Fund to fund Advance Payments or Direct Payments in accordance with each duly completed and submitted Disbursement Request and make Direct Payments, subject to a maximum aggregate limitation equal to the Aggregate Owner Trust's Commitment. Owner Trust will directly arrange or provide financing for the Aggregate Owner Trust's Commitment pursuant to the Credit Agreement, the Bond Documents and, if applicable, the other Financing Documents. Payments shall be funded by Owner Trust at the direction of Agent from Owner Trust Contributions and the Tranche A-1 Amount and the Tranche A-2 Amount in the following proportions: in order that after giving effect to any funding of Payments from the Tranche A-1 Amount, the aggregate amount of outstanding Payments funded from the Tranche A-2 Amount and Owner Trust Contributions shall be at least 12% and 3%, respectively, of all Payments outstanding at such time and for this purpose shall exclude any Tranche B Amount; provided, that any draws under Letters of Credit shall be funded entirely by the Letter of Credit Participants from the Letter of Credit Commitments as set forth in the Credit Agreement. When the Tranche A Amount is not available for funding, Payments shall be funded with any unused aggregate Owner Trust's Contribution Commitment. When the Tranche A Amount and Aggregate Owner Trust's Contribution Commitment have been exhausted, Payments shall be funded from the Tranche B Amount, such Tranche B Amount being subject to the requirements of Section 5.1(e) below. Notwithstanding the foregoing, if, after the Tranche A Amount under this Agreement has been exhausted and any portion of the Tranche A Amount under any Other CAA has not been exhausted, Agent under this Agreement and the agents under any or all of the Other CAAs may agree to (i) increase the Tranche A-1 Amount and the Tranche A-2 Amount (in the proportions of 87.6% and 12.4%, respectively) under this Agreement and (ii) decrease the aggregate Tranche A-1 Amount and the Tranche A-2 Amount (in the same relative proportions) under any or all of the Other CAAs by the same aggregate amount. If the Tranche A Amount under this Agreement is increased, the Tranche B Amount under this Agreement shall be decreased in a like amount. If the Tranche A Amount under an Other CAA is decreased, the Tranche B Amount under such Other CAA shall be increased by a like amount. By way of illustration of the three previous sentences, if the Tranche A Amount under this Agreement has been exhausted, but at least $10,000,000 of the Tranche A Amount under the [_____________] CAA has yet to be advanced, Agent under this Agreement and the agent under the [_____________] CAA may agree to (w) increase the Tranche A Amount under this Agreement by $10,000,000, (x) decrease the Tranche A Amount under the [_____________] CAA by $10,000,000, and thereby (y) decrease the Tranche B Amount under this Agreement by $10,000,000 and (z) increase the Tranche B Amount under the [_____________] CAA by $10,000,000.

                      (d) Not later than the last Business Day of each quarter in which a Payment Direction/Borrowing Notice has not been submitted, Agent shall submit to Owner Trust a quarterly certificate in the form attached hereto as Exhibit D (a "Quarterly Certificate"); provided, that notwithstanding the inability of Agent to deliver any such Quarterly Certificate, Agent shall be entitled to reimbursement from Owner Trust pursuant to the Budget for any costs

                                                   Construction Agency Agreement


or expenditures incurred by Agent prior to the date on which Agent fails to deliver the Quarterly Certificate. Agent agrees that it will not incur any costs or expenditures for which it would be entitled to reimbursement hereunder if at the time of the proposed incurrence any of its Responsible Officers has Actual Knowledge of any facts or circumstances that render Agent unable to make the representations and other statements required to be made in the Quarterly Certificate.

                      (e) Prior to 11:00 a.m., New York time, (i) prior to the Cash Collateral Date, on the date of each requested Advance Payment and as a condition to such Advance Payment, and upon receipt of notice from Owner Trust of any Direct Payments to be made by Owner Trust, if such Payment is to be funded from the Tranche B Amount and (ii) on the Cash Collateral Date and on each date thereafter when there is an increase in the Outstanding Balance, Agent shall make a deposit of Deposit Account Collateral with the Deposit Bank in an amount sufficient to cause the aggregate Deposit Account Collateral on deposit with the Deposit Bank to be not less than the Minimum Collateral Value as of such date (such Deposit Account Collateral shall be marked to market by the Agent upon request, but in no event less than monthly). Such deposits shall be held and administered in accordance with a Collateral Agreement. Any change in the composition of the Deposit Account Collateral from U.S. government securities of a tenor less than ninety (90) days will require the consent of all applicable Secured Parties. Prior to, and as a condition to, the initial funding of any Advance Payment constituting a Tranche B Loan, the Intercreditor Agreement shall be amended and restated in a manner reasonably satisfactory to the Tranche A-1 Lenders, the Tranche B Lenders (each defined in the Credit Agreement), Agent and [_____________] Trust, [_____________] Trust, Signal Peak Trust, [_____________] County Trust, Citicorp USA, Inc. and certain other authorized representatives.

                      (f) Amounts utilized to pay down any revolving Lease Indebtedness under the other Financing Documents to the Secured Parties as provided in Section 8 of the Intercreditor Agreement in connection with the receipt of Net Available Proceeds shall, subject to Section 6.3 (d) or (e), continue to be available to finance the construction, reconstruction, repair or restoration of the Facility pursuant to Article VI.

                      (g) In connection with the Completion of the Facility, Owner Trust may request an Advance Payment, and notwithstanding any other provisions herein to the contrary, may make repayment on the Loans or Owner Trust Contributions, in amounts such that, after giving effect thereto, the sum of the outstanding amounts funded under the Tranche A-1 Amount shall be not more than 85% of the Final Project Costs less the amount of the Final Project Costs funded with Tranche B Loans and the Owner Trust Contributions shall be at least 3% of the Final Project Costs. Notwithstanding any other provisions herein to the contrary, the amount of the Owner Trust Contributions for the Facility shall equal not less than 3% of the Final Project Costs therefrom.

                  5.2 Financing Costs and Owner Trust Yield. Agent shall pay to Owner Trust, solely from funds advanced by Owner Trust, interest due on the drawn amount of Payments

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                                                   Construction Agency Agreement


funded with Lease Indebtedness (including reimbursement obligations in respect of drawings under a Letter of Credit to pay interest on the Bond Balances) (collectively, "Financing Costs"), and Agent shall pay to Owner Trust, solely from funds advanced by Owner Trust (and unless directed otherwise by Agent, derived from Owner Trust Contributions), yield on the drawn amount of Payments funded with Owner Trust Contributions ("Owner Trust Yield") until the CAA Termination Date at the rate per annum specified in or determined in accordance with the terms of the applicable Financing Documents and, in the case of Owner Trust Yield (unless directed otherwise), by capitalizing such amount in accordance with Section 5.4 without actual payment as provided in such section.

                  5.3 Fees. (a) During the Term, Agent shall pay to Owner Trust, solely from funds advanced by Owner Trust, any commitment and other similar fees payable under the Financing Documents and any other fees in connection with any other Lease Indebtedness and the undrawn Owners' Contribution Commitments to the extent provided in the applicable Financing Documents (the "Commitment Fee"). Each Commitment Fee shall be calculated and be payable on the dates and in the manner set forth in the applicable Financing Documents.

                      (b) During the Term, as hereinafter provided, Agent shall, to the extent provided in the applicable Financing Document, pay to Owner Trust, solely from funds advanced by Owner Trust, (i) a Letter of Credit fee on each Letter of Credit issued by the Issuing Bank (the "Letter of Credit Fee"), and
(ii) for the account of the Issuing Bank, a fronting fee with respect to each Letter of Credit issued by such Issuing Bank (the "Issuing Bank Fronting Fee"). Each Letter of Credit Fee and Issuing Bank Fronting Fee shall be calculated and be payable on the dates and in the manner set forth in the applicable Financing Documents.

                      (c) During the Term, Agent shall pay to Owner Trust, solely from funds advanced by Owner Trust, the Bond Fees and any other fees and expenses computed in the manner, and payable at such times as are, set forth in the Bond Documents and the Financing Documents as applicable.

                  5.4 Deemed Funding Requests. Notwithstanding anything herein to the contrary, unless otherwise requested by Agent by delivery of a Payment Direction/Borrowing Notice to Owner Trust and Administrative Agent or a Disbursement Request at least three (3) Business Days prior to each Payment Date or Fee Payment Date, as applicable, Agent shall be deemed to have requested a Payment in an amount equal to the aggregate amount of accrued and theretofore unpaid indemnity payments described in the parenthetical to the first sentence of Section 12.1, 12.3(c) or the last sentence of Section 13.9, Financing Costs, Owner Trust Yield, Commitment Fees, Letter of Credit Fees, Issuing Bank Fronting Fees, Bond Fees and other like fees payable pursuant to any other Financing Document (to the extent applicable) and such amount shall be due and payable on the applicable Payment Date or Fee Payment Date, as applicable, which amount, to the extent appropriate, but in any event in the case of Owner Trust Yield, shall not be paid to the applicable payee, but instead such amount shall be capitalized as of the date set forth above as part of the Funded Budget Amount (or, with respect to the Owner

                                                   Construction Agency Agreement


Trust Yield, the Funded Non-Budget Amount) by deeming such amount to be an Advance Payment hereunder charged to the applicable Commitments.

                  5.5 Payments to Collateral Agent and Authorized Representatives. (a) Notwithstanding the terms of the Operative Agreements or the Financing Documents, any payment required to be made pursuant to any Operative Agreement or Financing Document by the Agent to Owner Trust, or by Owner Trust to any Participant out of amounts paid by Agent to Owner Trust, shall be made directly, to or at the direction of the Collateral Agent to the extent that the disposition of such Payment is governed by the Intercreditor Agreement, and otherwise to or as directed by the Authorized Representative of the Participants entitled to the benefit of such Payment (which direction may change from time to time), for application in accordance with the terms of the Operative Agreements or Financing Documents on behalf of the applicable payee(s).

                      (b) (i) All payments made by Agent to or at the direction of or on behalf of the Collateral Agent or any such Authorized Representative in accordance with this Section 5.5 shall be deemed to have been applied by the Collateral Agent or such Authorized Representative to the purposes for which such payments were made in accordance with the terms of the Financing Documents and (ii) upon delivery of good funds to the Collateral Agent or such Authorized Representative in any such case, Agent's and Owner Trust's payment obligations in the particular instance shall be deemed satisfied to the extent of the funds so furnished. All amounts payable to or at the direction of the Collateral Agent or such Authorized Representative hereunder shall be paid in U.S. Dollars and in immediately available funds by 1:00 p.m. (New York City time) on the date when due, unless any such date is not a Business Day, in which case payment shall be due and payable on the next succeeding Business Day (or, as required by the definition of Interest Period, the next preceding Business Day), at the Collateral Agent's address as set forth in Schedule I hereto, or at such other address or to such other Person as the Collateral Agent, from time to time, may designate to Agent by written instructions.

                                   ARTICLE VI

                      INSURANCE; CASUALTY AND CONDEMNATION

                  6.1 Coverage. (a) Agent shall arrange for and procure, on behalf of Owner Trust, and thereafter maintain, all appropriate and comprehensive public liability, hazard and other "all risk" insurance, with reputable insurers, of the kinds and in the amounts as set forth in Exhibit F attached hereto. The cost of such insurance will be paid by Owner Trust in accordance with the applicable Budget. On or before the Closing Date, Agent shall deliver to Owner Trust and Administrative Agent certificates of insurance evidencing the existence of such insurance coverage and naming Collateral Agent, Certificate Participants, Administrative Agent and Lenders (and Secured Parties as required by the applicable Financing Documents) as additional insureds.

                                                   Construction Agency Agreement


                      (b) During the Construction Period of a Replacement Facility subject to earthquake or flood risk, the Agent agrees to acquire earthquake and/or flood insurance to the extent such insurance is available on a commercially reasonable basis.

                  6.2 Adjustment of Losses. Losses, if any, with respect to the Facility under any property damage policies required to be carried under Section
6.1 shall be adjusted with the insurance companies, including the filing of appropriate proceedings by Agent if Agent is required by this Agreement to, or has agreed to, repair the damage to the Property, unless an Agent Event of Default or Owner Trust Termination Event shall have occurred and be continuing, in which case losses shall be adjusted by Collateral Agent as assignee of Owner Trust. Losses shall be adjusted by Collateral Agent as assignee of Owner Trust in circumstances where Agent is not required to, and has not agreed to, repair the damage to the Property, unless Agent has purchased the Property pursuant to the terms of this Agreement.

                  6.3 Casualty; Condemnation; Application of Net Available Proceeds. (a) Subject to Section 6.3(c), the Agent hereby irrevocably assigns to Collateral Agent as assignee of Owner Trust any award or compensation or insurance payment or other proceeds (including proceeds of insurance policies described in Article VI) to which Agent may become entitled by reason of its interest in the Property or any portion thereof in case of a Casualty or Condemnation giving rise to such proceeds or other amounts.

                      (b) The Agent shall, promptly upon a Responsible Officer obtaining Actual Knowledge thereof, notify the Owner Trust in writing (i) of the occurrence of any such Casualty or Condemnation when the costs of repair or restoration of the Facility are expected to exceed $10,000,000 ($2,000,000 if such event is caused by a Hazardous Condition or a Release or other Environmental Violation of or noncompliance with Environmental Laws) or (ii) Agent's determination that there is more than a remote possibility that any Casualty or Condemnation would result in an Event of Loss, in which case Administrative Agent and Owner Trust may at any time during the sixty (60) day period following receipt of such notice under clause (i) or (ii) engage an Independent Engineer to determine whether or not the Casualty or Condemnation would constitute an Event of Loss. The Independent Engineer shall issue its report within ten (10) days from the date of its engagement. If the Independent Engineer determines that an Event of Loss shall have occurred, then the Administrative Agent may exercise its rights under Section 6.3(d) or (e), as applicable. In such event, Owner Trust shall take control of any actions with regard to compensations for such Casualty or Condemnation. If Administrative Agent does not exercise such rights or should the Independent Engineer determine that no Event of Loss exists, the provisions of Section 4.3 shall apply and in accordance with Section 4.3, Agent shall appear on behalf of Owner Trust in any proceeding or action to defend, negotiate, prosecute or, consistent with its obligations under the Required Actions, settle or adjust any claim for any award or compensation or insurance payment on account of any Casualty or Condemnation and shall take all appropriate action in connection with any Casualty or Condemnation, including the employment of counsel reasonably satisfactory to the Administrative Agent. Agent shall give Administrative Agent and Owner Trustee prompt written notice of any such settlement or

                                                   Construction Agency Agreement


adjustment of any such proceeding, action or claim. Furthermore, notwithstanding anything to the contrary contained herein, whether or not the Independent Engineer is engaged, Agent may commence taking steps to obtain compensation in respect of any such Casualty or Condemnation and shall diligently prosecute the same as contemplated above until such time as it is determined that an Event of Loss has occurred and Owner Trust has exercised its rights under Section 6.3(d) or (e).

                      (c) All Net Available Proceeds shall (i) to the extent less than $20,000,000 per occurrence and so long as no Agent Event of Default or Owner Trust Termination Event has occurred and is continuing, be paid over to Agent (unless Agent in its sole discretion elects to have such Net Available Proceeds paid over to the Collateral Agent pursuant to clause (ii) for the purpose of repair or restoration to the Facility caused by the applicable Casualty or Condemnation; provided, that if any such event would have a Material Adverse Effect, Agent shall consult with Owner Trust and Administrative Agent prior to commencing any such repairs, and (ii) to the extent equal to or greater than $20,000,000 per occurrence or if Agent elects to apply such funds under this clause (ii) or if an Agent Event of Default or Owner Trust Termination Event has occurred and is continuing, be paid over to the Collateral Agent. Collateral Agent shall either (i) apply such amounts to the repayment of revolving Lease Indebtedness in accordance with Section 8 of the Intercreditor Agreement, and such amounts may be readvanced to pay the costs of repair and restoration unless an Agent Event of Default or an Owner Trust Termination Event has occurred and is continuing or (ii) deposit such amounts into a segregated account and invest such amounts in Permitted Investments (as defined in the Intercreditor Agreement). Net Available Proceeds paid over to Collateral Agent pursuant to this Section 6.3 (so long as no Agent Event of Default or Owner Trust Termination Event has occurred and is continuing) shall be disbursed (up to two times per month) to Agent for the purpose of repairing the damage to the Facility caused by the applicable Casualty or Condemnation. If the damage or loss exceeds $20,000,000, the Agent shall, as a condition precedent to the disbursement of additional funds, deliver to Owner Trust a revised Budget reasonably satisfactory to Owner Trust.

                      (d) If an Event of Loss occurs due to both (i) Agent's act or failure to act and (ii) by reason of fraud, misappropriation of funds, illegal acts or willful misconduct by Agent, at the election of the Administrative Agent, Agent shall be deemed to have exercised its Purchase Option under this Agreement and shall pay the Termination Amount in accordance with Section 10.1 and otherwise comply with the provisions of that Section. If an Event of Loss would not be covered by the preceding sentence, but would constitute an Owner Trust Termination Event, the provisions of Article IX shall apply if so elected by the Administrative Agent. In either case, all Net Available Proceeds shall be distributed pursuant to Section 8 of the Intercreditor Agreement.

                      (e) If an Event of Loss occurs that is not due to circumstances described in (d) above, notwithstanding Agent's obligation under
Section 4.3 herein to perform the Required Actions, at the election of Administrative Agent, this Agreement shall terminate,

                                                   Construction Agency Agreement


whereupon Owner Trust shall be relieved of any obligation to make further payments hereunder or make available to Agent any Net Available Proceeds for the payment of Project Costs. The Net Available Proceeds and any proceeds realized from the sale of the Facility will be paid to the Collateral Agent and distributed in accordance with Section 8 of the Intercreditor Agreement and Agent shall surrender all of its interest in the Facility to Owner Trust in accordance with the procedures set forth in Exhibit J and thereafter Agent shall be released from all obligations hereunder and the other Operative Agreements (other than indemnity obligations which survive in accordance with the terms of this Agreement), and Agent shall transfer to Owner Trust all of Agent's right, title and interest in and to the Facility and the Net Available Proceeds.

                                   ARTICLE VII

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                         OF AGENT, OWNER TRUST AND BANK

                  7.1 Representations and Warranties of Agent. Agent hereby represents and warrants to each of the other parties hereto that:

                      (a) Organizational Status. Agent (i) is a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware, (ii) is duly qualified, and if applicable, in good standing under the laws of each jurisdiction in which the character of the Equipment or any properties and assets now owned or leased by it or the nature of the business transacted by it requires it to be so qualified, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect and (iii) has the power and authority to own its properties and to conduct the business in which it is currently engaged.

                      (b) Power and Authority. Agent has the power and authority to execute, deliver and carry out the terms and provisions of the Operative Agreements to which it is a party and has taken all necessary action to authorize the execution, delivery and performance of the Operative Agreements to which it is a party, and has duly executed and delivered this Agreement and each other Operative Agreement to which it is a party on the date that this representation is made or deemed made, and this Agreement and each other Operative Agreement to which it is a party constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                      (c) No Violation. Neither the execution, delivery and performance by Agent of each Operative Agreement to which it is a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein (i) will contravene any applicable provision of any Applicable Laws, except for such Applicable

                                                   Construction Agency Agreement


Laws as Agent shall Contest or that the contravention of which would not have a Material Adverse Effect, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to such Financing Documents to which it is a party) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Agent pursuant to the terms of any indenture, loan agreement, lease agreement, mortgage, deed of trust, or other agreement relating to indebtedness for borrowed money to which Agent is a party or by which it or any of its property or assets is bound or to which it may be subject, other than as contemplated hereby or as would not have a Material Adverse Effect, or (iii) will violate any provision of the organizational documents of Agent.

                      (d) Litigation. There are no actions, suits or proceedings pending or, to the Actual Knowledge of a Responsible Officer of Agent, threatened (i) that are binding on or otherwise affect in any way the Property and in which there is a likelihood of an adverse decision that would have a Material Adverse Effect or (ii) that question the validity, legality or enforceability of any Operative Agreement to which Agent or Guarantor is a party or the rights or remedies of Owner Trust or Administrative Agent thereunder.

                      (e) Governmental Approvals; Compliance with Laws. Except with respect to approvals which are customarily applied for after the date hereof and which are anticipated to be obtained in due course or subject to a Contest, no Governmental Action by any Governmental Authority having jurisdiction over Agent or Owner Trust or the Property is required to authorize or is required in connection with (i) the execution, delivery and performance by Owner Trust or by Agent of any Operative Agreement to which it is a party, or
(ii) the legality, validity, binding effect or enforceability against Agent of any Operative Agreement to which it is a party, except in either such case, for any such Governmental Action the absence of which or the failure to obtain would not have a Material Adverse Effect. All Governmental Actions, easements and rights-of-way, including proof and dedication, required for (i) construction of the Improvements in accordance with the Plans and Specifications and the Operative Agreements to which it is a party and (ii) the use and operation of the Facility have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, as and when necessary for Agent to comply with the Required Actions and in any event prior to the Completion Date, except for any Governmental Action, the failure of which to obtain would not have a Material Adverse Effect. The Facility and the Property, as improved in accordance with the Construction Contracts, will at all times comply in all material respects with all requirements of Applicable Law (including all applicable zoning and land use laws and Environmental Laws) and Insurance Requirements, except to the extent such failure to comply with Applicable Laws would not result in a Material Adverse Effect; provided, however, that any such failure to comply with Environmental Laws would not reasonably be expected to result in a Material Environmental Liability.

                                                   Construction Agency Agreement


                      (f) Investment Company Act. Agent is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                      (g) Public Utility Holding Company Act. Agent (solely as a consequence of the fulfillment of its obligations under each Operative Agreement to which it is a party) is not (nor will be) subject to, or is (or will be) exempt from regulation as a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended. Based upon its due diligence review, Agent has concluded that neither Owner Trust nor any Secured Party (solely as a consequence of the fulfillment of its obligations under the Operative Agreements) is (nor will be) subject to, or each is (or will be) exempt from regulation as a "holding company," a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                      (h) Title; Restrictions. Owner Trust shall have a valid and marketable leasehold interest in and to the Land and a valid and marketable fee interest in the Improvements, and upon recording of the Ground Lease, free and clear of Liens (other than Permitted Liens).

                      (i) Use of Funds; Margin Stock. No part of the proceeds of any Payment or any Letters of Credit made available to Agent will be used, directly or indirectly, for any purpose which violates or which would be inconsistent with, the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

                      (j) Defaults. No Agent Default, Agent Event of Default, Owner Trust Termination Event or Force Majeure Event has occurred and is continuing hereunder.

                      (k) Location. Agent shall notify Owner Trust in writing not less than thirty (30) days prior to any change of its location (as determined pursuant to Section 9-307 of the UCC).

                      (l) [Intentionally Omitted.]

                      (m) Investigation. Owner Trust has made no representation or warranty whatsoever with respect to the Facility, the Property or that any information provided to Agent with respect to the Property is accurate, true, correct, or fit for its intended purpose. Agent acknowledges that it is Agent's responsibility to determine the existence and nature of all information that may affect the Property or Agent's obligations under this Agreement.

                      (n) Regulatory Matters. Owner Trust shall not become subject to any statutory or regulatory requirements solely by virtue of executing, delivering and performing its obligations under the Operative Agreements to which it is a party, except for (i) regulation the

                                                   Construction Agency Agreement


applicability of which depends upon the existence of facts in addition to the exercise of Owner Trust's rights and obligations under the Operative Agreements to which it is a party, the ownership of, or the holding of, any interest in the Facility, and (ii) regulatory requirements with respect to the filing of construction, safety, and operational reports, the creation and filing of which shall be a Required Action of Agent.

                      (o) FIRPTA. The sale or other disposition of the Property, the Facility or any interest therein by Owner Trust as a result of the exercise of the Purchase Option or any transfer of the Property or the Facility (or any interest therein or in an entity owning directly or indirectly the Facility or the Property) shall not give rise to any Tax under Code Section 897 or withholding under Code Section 1445.

                      (p) Budget. The Budget has been prepared in good faith on the basis of reasonable assumptions and the amounts set forth in the Budget provide for all of the reasonably anticipated costs to be incurred by Owner Trust from the Closing Date until the Maturity Date in connection with the transactions contemplated by this Agreement.

                      (q) Use and Operation of Facility. Except for such as are reasonably expected to be obtained on or prior to the Completion Date and are not necessary or required prior thereto or the failure to obtain or maintain of which will not have a Material Adverse Effect, all agreements, easements and other rights, public or private, which are necessary to permit the lawful ownership, use and operation of the Facility pursuant to the Operative Agreements have been obtained and are in full force and effect and there is no breach, default, violation, pending modification or cancellation of any of the same.

                      (r) Property Related Matters. Upon Completion of the Improvements in accordance with the Construction Contracts, the Improvements on the Land will not encroach in any material manner onto any adjoining land (except as permitted by express written easements or variance) or violate any material covenant, restriction, right of way, license, agreement or easement affecting the Property, whether recorded or unrecorded. The Land has legal access to a public road. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under applicable Environmental Law other than as set forth in Schedule III attached hereto) pending or, to Agent's knowledge, threatened which materially and adversely affects the title to, or the use, operation or value of, the Facility. No Casualty or Condemnation with respect to the Property has occurred which would constitute an Event of Loss.

                      (s) Taxes. Agent has filed or caused to be filed all United States federal tax returns and all other tax returns or reports which are required to have been filed by or on behalf of Agent or its business or activities as of the Closing Date (taking into account any permitted extensions taken by Agent) and has timely paid or caused to be paid all taxes due pursuant to said returns or pursuant to any assessment relating to such taxes, except such taxes, if any, as are being Contested. As of the Closing Date, no tax liens have been filed and no claims

                                                   Construction Agency Agreement


are being asserted with respect to any such taxes which would have a Material Adverse Effect. As of the Closing Date, the charges, accruals and reserves on the books of Agent in respect of any taxes or other governmental charges are adequate in all material respects. As of the Closing Date, Agent knows of no pending investigation of Agent by any taxing authority, nor of any pending but unassessed tax liability which, in either case, would have a Material Adverse Effect.

                      (t) Recording and Filing. The Ground Lease (or memorandum thereof), the Lease, the Memorandum of Lease, the Lessor Mortgage, the Lessee Mortgage, and the UCC Financing Statements shall be executed and delivered by all parties thereto and in proper form to be duly recorded or filed, and, provision for all recording and filing fees and Taxes with respect to any such recording or filing shall have been made in full on or prior to the Closing Date and the same will create a valid, perfected first priority security interest and Lien on the Property in favor of Collateral Agent subject to no other Liens except in each case for Permitted Liens.

                      (u) Environmental Compliance.

                          (i) Except as disclosed in Schedule III, the Facility
               complies in all material respects with all Environmental Laws except to the extent such failure to comply with Environmental Laws would not reasonably be expected to result in a Material Environmental Liability; all necessary Governmental Actions pursuant to Environmental Laws have been obtained and are in full force and effect with respect to the Facility, except such Governmental Actions, customarily obtained or which are permitted by Applicable Law to be obtained at a later date (in which case Agent, having completed all appropriate due diligence in connection therewith, has no reason to believe that such Governmental Actions will not be granted in the usual course of business prior to the date that such Governmental Actions are required by Applicable Law without substantial expense or delay and without terms or conditions that may have a Material Adverse Effect) except for any Governmental Action, the failure to obtain would not have a Material Adverse Effect; and no Environmental Violation or Hazardous Condition exists that could be reasonably likely to (A) form the basis of an Environmental Action against the Facility that would reasonably be expected to result in a Material Environmental Liability or (B) cause the Facility to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law except for restrictions arising under the issued or to be issued Governmental Actions which would not result in a Material Adverse Effect.

                          (ii) No portion of the Facility is listed or, to the
               knowledge of Agent, proposed for listing on the NPL or on CERCLIS or any analogous list of sites requiring investigation or cleanup which would reasonably be expected to result in a Material Environmental Liability.

                                                   Construction Agency Agreement


                          (iii) Except as disclosed in Schedule III, (A) No
               Hazardous Substances that have been generated at or transported from any portion of the Facility have been disposed at any location that is listed or proposed for listing on the NPL or on the CERCLIS or any analogous list where such disposal would reasonably be expected to result in a Material Environmental Liability, and (B) all Hazardous Substances generated, used, treated, handled or stored at or transported to or from the Facility have been disposed of in compliance with all Environmental Laws and Governmental Actions pursuant to Environmental Laws, except for such actions that would not reasonably be expected to result in a Material Environmental Liability.

                          (iv) Except as disclosed in Schedule III, Agent has
               not received any written notice, mandate, order, Lien or request which remains pending under an Environmental Law concerning the Facility or any part thereof or relating to an alleged Environmental Violation or Environmental Action concerning the Facility or any part thereof or relating to any potential adverse action in any way involving human health, safety (including workplace safety), natural resources, land use or environmental matters affecting the Facility or any part thereof except for such notices, mandates, orders, Liens, or requests that would not reasonably be expected to result in a Material Environmental Liability.

                          (v) Except as disclosed in Schedule III, there is no
               Environmental Action pending or, to the knowledge of Agent, threatened against Agent or Owner Trust by any Governmental Authority with respect to the presence or release of any Hazardous Substance on or from the Facility or any part thereof except for such Environmental Actions that would not reasonably be expected to result in a Material Environmental Liability.

                          (vi) Except as disclosed in Schedule III, to the
               knowledge of Agent, no Hazardous Substances are present or have been released from or on or beneath the Facility or any part thereof or are migrating into the Facility for which remedial action could reasonably be expected to be required under any Environmental Law or may be necessary to prevent or eliminate a significant risk to human health or the environment except for the presence or release or migration of Hazardous Substances that would not reasonably be expected to result in a Material Environmental Liability.

                      (v) Compliance with Requirements. The Improvements, when completed, will comply with all material requirements and conditions set forth in this Agreement and all other material conditions and requirements of the Operative Agreements.

                      (w) No Material Misstatements. No information, report, financial statement, exhibit or schedule with regard to the Property furnished by Agent to Appraiser

                                                   Construction Agency Agreement


in connection with the preparation of the Appraisal described in Section 7.5(f) when taken as a whole, contained any misstatement of a material fact or omitted to state any material fact with regard to the Property necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading in any material respect on the date as of which such information is stated or certified.

                      (x) Ground Lease. The Ground Lease is in full force and effect and no default or event of default has occurred thereunder. No event has occurred which gives the Ground Lessor the right to terminate the Ground Lease.

                      (y) Compliance with Loan Agreement Covenants. Agent will comply on behalf of Owner Trust, and will cause Owner Trust to comply, with the covenants contained in Article V of the Loan Agreement dated as of the initial Bond Closing Date with PEDFA; provided, that this covenant shall not include
Section 5.10 of such Loan Agreement.

                  7.2 Representations and Warranties of Owner Trust. Owner Trust hereby represents and warrants to each of the other parties hereto that (a) it is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under each Operative Agreement to which it is a party, (b) the execution, delivery and performance of each Operative Agreement to which it is or will be a party are within Owner Trust's power and have been duly authorized by all necessary action on its part and neither the execution and delivery thereof by Owner Trust, nor the consummation of the transactions contemplated thereby by Owner Trust, nor compliance by it with any of the terms and provisions thereof
(i) requires or will require any approval of the holders of trust interests of, or approval or consent of any holders of any indebtedness or obligations of Owner Trust (in each case, which approval has not been obtained) or (ii) does or will contravene or result in any breach of or constitute any default under its organizational documents, or result in the creation of any Lien upon the Property, other than any Lien in favor of Collateral Agent and other holders of Lease Indebtedness under the Security Agreement or any other Financing Document,
(c) each Operative Agreement to which it is a party has been duly executed and delivered by it and constitutes a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, subject, in each case, to enforceability, bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event of Owner Trust) and, as to the availability of specific performance or other injunctive relief, subject to the discretionary power of a court to deny such relief and to general equitable principles and (d) there are no actions, proceedings, claims, suits, investigations, inquiries or similar actions pending, or to the knowledge of Owner Trust, threatened, against Owner Trust before any Governmental Authority or arbitral tribunal that question the validity or enforceability of any Operative Agreement to which it is a party or that would adversely affect Owner Trust's ability to perform its obligations under any Operative Agreement to which it is a party.


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
                                                   Construction Agency Agreement


                  7.3 Representations and Warranties of Bank. Bank, in its individual capacity, represents and warrants to each of the other parties hereto as follows:

                      (a) Due Organization, etc. It is a national banking association duly organized and validly existing under the laws of the United States and has the organizational power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by Owner Trust Parent) has the corporate and trust power and authority to act as Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which Bank or Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Operative Agreement to which Bank or Trustee, as the case may be, is or will be a party.

                      (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by Owner Trust Parent) as the Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current United States law, governmental rule or regulation relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its articles of association or by-laws, or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority of the United States regulating its banking or trust powers.

                      (c) Enforceability, etc. The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of Owner Trust Parent, each other Operative Agreement to which the Bank or Trustee, as the case may be, is or will be a party have been, or on or before the Closing Date will be, duly executed and delivered by Bank or Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which Bank or Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against Bank or Trustee, as the case may be, in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

                      (d) Litigation. There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as Trustee, before any Governmental Authority that, if adversely determined, would materially and

                                                   Construction Agency Agreement


adversely affect its ability, in its individual capacity or as Trustee, to perform its obligations under the Operative Agreements to which it is a party, would have a material adverse effect on the financial condition of Trustee or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party.

                      (e) Assignment. It has not assigned or transferred any of its right, title or interest in or under this Agreement except in accordance with the Operative Agreements.

                  7.4 Covenants of Agent. Agent hereby covenants and agrees that so long as this Agreement is in effect and until all amounts payable by and obligations of Agent under the Operative Agreements have been paid or performed in full and Owner Trust's obligations to make Payments shall have terminated or Agent has exercised the Purchase Option with respect to the Facility:

                      (a) Preservation of Existence. Agent will preserve and maintain its existence in the jurisdiction of its formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Authority that are necessary for the transaction of its businesses, except where the failure to so preserve and maintain would not have a Material Adverse Effect and except that a transaction permitted under paragraph (g) shall not constitute a violation of this covenant; and Agent will qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of its business or the ownership or leasing of its properties except where the failure to so qualify or remain qualified would not have a Material Adverse Effect.

                      (b) Payment of Taxes and Other Potential Liens. Agent will pay and discharge promptly all Taxes, assessments and governmental charges or levies imposed upon it, upon the Property or any part thereof and upon its income or profits or any part thereof, except that Agent shall not be required to pay or cause to be paid any Tax, assessment, charge or levy that is being Contested or for which the failure to pay does not have a Material Adverse Effect.

                      (c) Compliance With Applicable Laws. Agent will comply in all material respects within the time period, if any, given for such compliance by the relevant Governmental Authority or Authorities with enforcement authority, with all Applicable Laws except where being Contested or where noncompliance would not have a Material Adverse Effect; and, in addition, if such compliance involves Environmental Laws, noncompliance would not result in a Material Environmental Liability.

                      (d) Books and Records. Agent will keep, or cause to be kept, proper books of record and account, in which full and correct entries shall be made of all its financial transactions and its assets and business, in accordance with GAAP.

                      (e) Maintenance of Properties, Etc. Agent will maintain and preserve all of its properties which are used in the conduct of its business in good working order and

                                                   Construction Agency Agreement


condition, ordinary wear and tear excepted, to the extent that any failure to do so would have a Material Adverse Effect.

                      (f) Liens. Agent will not create, assume or suffer to exist any Liens on the Facility or the Construction Contracts or the Operative Agreements other than Permitted Liens.

                      (g) Mergers, Etc. Agent will not merge or consolidate with any Person, except that Agent may merge or consolidate with (or liquidate into) any other Person; provided, that (i) either (A) Agent shall be the continuing or surviving Person or (B) the continuing or surviving Person is organized under the laws of the United States or a State thereof and unconditionally assumes by agreement all of the performance obligations of Agent under the Operative Agreements and (ii) the Guaranty remains in full force and effect.

                      (h) Ratings Downgrade. In the event the Guarantor fails to maintain an Investment Grade Corporate Rating, Agent shall deliver to Owner Trust and Administrative Agent within sixty (60) days of such event the following:

                          (i) Lenders' Title Policy. (A) An ALTA Loan Policy
               (1992) issued by the title company or a marked up unconditional binder for such insurance and otherwise reasonably satisfactory to Administrative Agent, which policy shall (i) be issued in an amount equal to the lesser of (A) the Aggregate Lender's Commitment or (B) the Value (or projected Value) of the Land and the Improvements when Complete (as determined by the Appraisal delivered pursuant to Section 7.5(f)); (ii) be issued at standard rates consistent with similar policies issued in the applicable state; (iii) insure that the Lessor Mortgage insured thereby creates a valid first Lien against Owner Trust's leasehold interest in the Land and fee interest in the Improvements, subject only to Permitted Liens; (iv) be clear of all defects and encumbrances, except Permitted Liens; (v) name Collateral Agent, for the benefit of the Secured Parties, as the insured thereunder; and (vi) contain such endorsements and affirmative coverage as Administrative Agent may reasonably request including zoning and mechanic's lien coverage (if available on a commercially reasonable basis); (B) evidence reasonably satisfactory to it that all premiums in respect of such policy, and all charges for any mortgage recording tax, if any, with respect to the Lessor Mortgage have been paid or provision made therefor; and (C) a copy of all recorded documents referred to, or listed as exceptions to title in, such title commitment relating to the title policy. If such title policy contains a pending disbursements clause, Administrative Agent shall receive title continuation reports simultaneously with each subsequent Payment request, showing no additional exceptions to title and otherwise in form and substance reasonably satisfactory to Administrative Agent.

                                                   Construction Agency Agreement


                        (ii) Owner's Title Policy. An ALTA Owner's Title Policy
            (1992) and/or an ALTA Leasehold Title Policy (1992), as applicable, issued by the title company, or a marked up unconditional binder for such insurance, and otherwise satisfactory to Administrative Agent, insuring Owner Trust's valid leasehold estate in the land and its fee interest in the Facility in an amount equal to the lesser of (a) the Aggregate Lender's Commitment or (b) the Value (or projected Value) of the Land and the Improvements when Complete (as determined by the Appraisal delivered pursuant to Section 7.5(f)), subject only to Permitted Liens and containing such endorsements and affirmative insurance as the Administrative Agent or the Owner Trust shall reasonably request, including a zoning endorsement (if available on a commercially reasonable basis) and a recharacterization endorsement (or separate lenders title insurance policy) in the event this Agreement or the Lease is recharacterized as a Loan; and Administrative Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy have been paid or provision made therefor.

                        (iii) An ALTA/ACSM survey of the Facility certified to
            the Collateral Agent for the benefit of the Secured Parties, the Lessor and the title company in a manner reasonably satisfactory to it, prepared by a professionally licensed land surveyor reasonably satisfactory to Collateral Agent for the benefit of the Secured Parties, which survey shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1999 (or the most recent promulgated standards), and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (A) the locations on the Land of all the significant buildings, structures and other improvements, if any, and the established building setback lines; (B) the lines of streets abutting the Land; (C) all access and other easements appurtenant to the Land; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the Land, whether recorded, apparent from a physical inspection of the Land or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the buildings, structures and improvements on the Land; and (F) if the Land is described as being on a filed map, a legend relating the survey to said map.

                  (i) Use of Proceeds. Agent shall not use the proceeds of any Advance Payment made available to it under Section 5.1 for any purpose other than to make payments required under the Construction Contracts, pay Project Costs in accordance with the Budget, including amounts owing in respect of the Financing Costs, Commitment Fee, Letter of Credit Fee, Issuing Bank Fronting Fee, Bond Fees and Transaction Expenses that are permitted to be capitalized or otherwise paid hereunder, or otherwise specifically agreed to in writing by Owner

                                                   Construction Agency Agreement


Trust and Administrative Agent, or reimburse itself or any of its Affiliates for costs and expenses incurred or accrued in connection with Agent's Required Actions.

                  (j) Utilities. Upon Completion of the Improvements, all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service such Improvements for the Intended Use will be available to the Facility.

                  (k) Further Assurances. Agent shall take or cause to be taken from time to time all action necessary to assure that the intent of the parties pursuant to the Operative Agreements is given effect, and that the Collateral Agent for the benefit of the Secured Parties holds a first priority (subject to Permitted Liens) perfected Lien on the Property and that the Deposit Bank shall, for the benefit of the applicable Secured Parties, hold a first priority (subject to Permitted Liens) perfected Lien on the Deposit Account Collateral. Agent shall execute and deliver, or cause to be executed and delivered, to the Owner Trust, the Administrative Agent and the Collateral Agent hereto, from time to time, promptly upon request therefor, any and all other and further instruments (including correction instruments and security agreements, as appropriate) that may be reasonably requested by the Administrative Agent or the Collateral Agent to cure any deficiency in the execution and delivery of this Agreement or any other Operative Agreement to which it is a party.

         7.5 Conditions to Effectiveness. In addition to the conditions precedent set forth in Section 4.1 of the Credit Agreement, the effectiveness of this Agreement is subject to the delivery by Agent or to the satisfaction by Agent to Owner Trust and Administrative Agent on or prior to the Closing Date of the following:

                  (a) Legal Opinions.

                        (i) An opinion of counsel to Agent in the State of
            Pennsylvania, in form and substance reasonably satisfactory to Owner Trust and Administrative Agent, in the form attached hereto as Exhibit K;

                        (ii) Opinions of Baker Botts L.L.P., as special counsel
            and special New York counsel to the Agent and Guarantor, in form and substance reasonably satisfactory to Owner Trust and Administrative Agent;

                        (iii) An opinion of Michael L. Jines, in house counsel
            of Agent and Guarantor, in form and substance reasonably satisfactory to Owner Trust and Administrative Agent; and

                        (iv) An opinion of Potter, Anderson & Corroon, L.L.P.,
            special Delaware counsel to Owner Trust, in form and substance reasonably satisfactory to the Administrative Agent.

                                                   Construction Agency Agreement


                  (b) Environmental Audits.

                        (i) A "Phase I" and/or "Phase II" Environmental Audit
            and other environmental reports, as applicable, with respect to the Facility, prepared by an environmental engineer, in form and substance reasonably satisfactory to Owner Trust and Administrative Agent.

                        (ii) Letters from an environmental engineer stating,
            among other things, that the Lenders may rely on the Environmental Audit and other environmental reports with respect to the Facility which have been prepared by such firm as if they were addressed to them in all respects.

                  (c) Lien Searches. Results of a recent search of the Uniform Commercial Code, judgment and tax lien filings which may have been filed in the States of Delaware and Pennsylvania with respect to any personal property of Owner Trust, and the results of such search shall be satisfactory to Administrative Agent.

                  (d) Title Matters. A title insurance commitment on or prior to the Closing Date with respect to the Land (and copies of all documents described therein as exceptions) showing the absence of any Liens on the Closing Date other than Permitted Liens and otherwise in form and substance reasonably satisfactory to Owner Trust and Administrative Agent, together with true, correct and complete copies of any existing title insurance policies with respect to the Land and an assignment of Agent's rights under such title insurance policies.

                  (e) Survey. An ALTA/ACSM Class A, if available, survey of the Facility in form and substance reasonably satisfactory to the Administrative Agent.

                  (f) Appraisal. An Appraisal of the Property, in form agreed by the Administrative Agent and Agent, which Appraisal shall show that the Value of the Property is forecasted to be (A) at the Outside Completion Date, at least equal to the estimated Project Costs for the Property and (B) on the Expiration Date (as defined in the Lease Agreement) at least equal to three (3) times the sum of the principal amount of the Tranche A-2 Loans and the aggregate amount of Owner Trust's Contribution projected to be outstanding at the Outside Completion Date.

                  (g) Due Authorization, Execution and Delivery. The Operative Agreements shall have been duly authorized, executed and delivered by all parties thereto, shall be in full force and effect, and no condition or event shall exist or have occurred which would constitute an Agent Default, an Agent Event of Default or an Owner Trust Termination Event.

                  (h) Representations and Warranties. The representations and warranties of each of Agent, Owner Trust, and Bank, respectively, set forth in the Operative Agreements shall be true and correct in all material respects on and as of the date of Closing

                                                   Construction Agency Agreement


(except for those representations or warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date).

                  (i) Agent and Guarantor Documents. Administrative Agent shall have received on or before the Closing Date the following, each dated as of the Closing Date (unless otherwise specified), and in form and substance reasonably satisfactory to Administrative Agent:

                        (i) Secretary's Certificate. Certificates of the
            Secretary or an Assistant Secretary of Agent and Guarantor certifying (A) the certificate of formation, by-laws, limited liability company agreement or other equivalent organizational documents of Agent and Guarantor, (B) the resolutions of the relevant governing board or other authority of Agent and Guarantor approving the execution, delivery and performance of each Operative Agreement to which Agent or Guarantor is or will be a party and (C) the names and true signatures of the Officers of Agent and Guarantor authorized to sign each Operative Agreement to which Agent or Guarantor is or will be a party and the other documents or certificates to be delivered hereunder and thereunder;

                        (ii) Good Standing Certificate; Certificate of
            Authority. A good standing certificate from the Secretary of State of Delaware, each for Agent and Guarantor, and a certificate of authority to transact business in the Commonwealth of Pennsylvania from the Secretary of State of the Commonwealth of Pennsylvania, for Agent, all dated as of a recent date prior to the Closing Date;

                        (iii) Financing Statements. Agent shall have delivered
            to the Owner Trust all Owner Trust Financing Statements relating to the Property; and

                        (iv) Other Documents. Such other approvals, certificates
            or documents as Administrative Agent may reasonably request to evidence satisfaction of the conditions set forth in this Section 7.5.

                  (j) Bank Documents. Administrative Agent shall have received on or before the Closing Date the following, each dated as of the Closing Date (unless otherwise specified) and in form and substance reasonably satisfactory to Administrative Agent:

                        (i) a certificate of the Secretary or an Assistant
            Secretary of Bank certifying (A) the organizational documents of Bank, (B) the resolutions of the board of directors of Bank approving the execution, delivery and performance of each Operative Agreement to which Bank, as Trustee is a party, and (C) the names and true signatures of the officers of Bank authorized to sign each

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                                                   Construction Agency Agreement


            Operative Agreement to which Bank, as Trustee is a party and the other documents or certificates to be delivered hereunder and thereunder;

                        (ii) an Officer's Certificate of Bank certifying as to
            the truth and correctness of the representations and warranties made by Bank in each Operative Agreement;

                        (iii) a certificate of authority from the Comptroller of
            the Currency with respect to Bank dated as of a recent date prior to the Closing Date; and

                        (iv) the Certificate of Trust of the Owner Trust issued
            by the State of Delaware.

                  (k) Insurance Certificates. Administrative Agent shall have received on or before the Closing Date certificates of insurance or other reasonably satisfactory assurances evidencing compliance with the Insurance Requirements.

                  (l) [Intentionally Omitted.]

                  (m) Construction Documents. Owner Trust and Administrative Agent shall have received on or before the Closing Date copies of the Budget, in form and substance satisfactory to Owner Trust and Administrative Agent, a construction schedule, the Plans and Specifications, and all Construction Contracts and such other documentation with respect to the acquisition, condition, construction, operation and use of the Property, as Administrative Agent or Owner Trust may reasonably request, each certified by an Officer of Agent as being a true and correct copy thereof.

                  (n) [Intentionally Omitted.]

                  (o) Taxes. All taxes, charges, fees and costs, if any, due in connection with the execution, delivery, recording and filing of the Operative Agreements and the transactions contemplated to be consummated pursuant thereto shall have been paid in full on or before the Closing Date, or arrangements for such payment shall have been made to the reasonable satisfaction of Owner Trust and Administrative Agent.

                  (p) Recording and Filing. The Ground Lease (or memorandum thereof) the Lease, the Memorandum of Lease, the Lessor Mortgage, the Lessee Mortgage, and the UCC Financing Statements shall be executed and delivered by all parties thereto and in proper form to be duly recorded or filed, and, all recording and filing fees and Taxes with respect to any such recording or filing shall have been paid in full (or arrangement for such payment shall have been made) on or prior to the Closing Date.

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                                                   Construction Agency Agreement


                  (q) Other Property Matters. Owner Trust and Administrative Agent shall have received evidence satisfactory to each of them that the Land is properly zoned for the Intended Use, is one or more separate tax lots and that the Land is not located in a flood hazard area (except as delineated on the surveys delivered pursuant to this Agreement). If the Land is located in a flood hazard area, the Agent shall procure flood hazard insurance in such amounts and in such form as shall be reasonably acceptable to the Administrative Agent.

                  (r) Proceedings Satisfactory and Other Evidence. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by the Operative Agreements and all documents, papers and authorizations relating thereto shall be satisfactory to Administrative Agent, the Participants, Owner Trust, Bank, Agent and their respective counsel.

                  (s) Legality. Loans and Owner Trust Contributions shall not be subject to the registration requirements of the Securities Act of 1933, as amended or any state securities or blue sky Law, and shall not be prohibited by any Applicable Law (including Regulation T, Regulation U or Regulation X and any applicable usury laws) and shall not subject Owner Trust, Bank, Administrative Agent or any Participant to any Tax, penalty, liability or other onerous condition under or pursuant to any Applicable Law.

                  (t) Transaction Expenses. All Transaction Expenses as may be required to be paid on the Closing Date shall have been paid in accordance with the terms of the Operative Agreements or shall be paid from the Payments to be made or occur on the Closing Date.

                  7.6 Conditions to Payments. The obligation of Owner Trust to make Payments under this Agreement is subject to the conditions set forth in
Section 4.2 of the Credit Agreement and, if applicable, any corresponding provisions of the Bond Documents or other Financing Documents.


                                  ARTICLE VIII

                             AGENT EVENTS OF DEFAULT


                  8.1 Agent Events of Default. If any one or more of the following events (each an "Agent Event of Default") shall occur:

                        (a) Agent fails to apply any Advance Payment to payment
            of the applicable Contractor pursuant to any Construction Contracts or other Person identified in a Payment Direction/Borrowing Notice within sixty (60) days of receipt thereof by Agent, or any amount payable by Agent to Owner Trust pursuant to Sections 10.1 or 11.2 shall not be paid for more than five (5) Business Days after such amount becomes due or

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                                                   Construction Agency Agreement


            any amounts payable by Agent to Owner Trust pursuant to Article XII shall not be paid for more than ten (10) Business days after such amount becomes due;

                        (b) any representation or warranty made by Agent to
            Owner Trust in any Operative Agreement or any material certificate, document or other instrument delivered under any Operative Agreement to which it is a party shall prove to have been inaccurate in any material respect at the time made and such materiality shall be continuing or Agent submits a Payment Direction/Borrowing Notice or Quarterly Certificate which contains any materially false or untrue statement or inaccuracy;

                        (c) (i) There shall be commenced against Agent any case,
            proceeding or other action (A) seeking a decree or order for relief in respect of Agent under any applicable domestic or foreign bankruptcy, insolvency, reorganization or other similar law, (B) seeking a decree or order adjudging Agent a bankrupt or insolvent,
            (C) seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or similar relief of or in respect of Agent, or its debts under any applicable domestic or foreign law or (D) seeking the appointment of a custodian, receiver, conservator, liquidator, assignee, trustee, sequestrator or other similar official of Agent or of any substantial part of its respective Properties, or the liquidation of its respective affairs, and such petition is not dismissed within ninety (90) days or (ii) a decree, order or other judgment is entered in respect of any remedies, reliefs or other matters for which any petition referred to in (i) above is presented, and such decree, order or other judgment is not dismissed within ninety (90) days or (iii) there shall be commenced against Agent any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or

                        (d) (i) The commencement by Agent of a voluntary case,
            proceeding or other action under any applicable domestic or foreign bankruptcy, insolvency, reorganization or other similar law (A) seeking to have an order of relief entered with respect to it, (B) seeking to be adjudicated a bankrupt or insolvent, (C) seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other similar relief with respect to it or its debts under any applicable domestic or foreign law or (D) seeking the appointment of or the taking possession by a custodian, receiver, conservator, liquidator, assignee, trustee, sequestrator or similar official of Agent, or of any substantial part of the Facility; or (ii) the making by Agent of a general assignment for the benefit of creditors; or (iii) Agent shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts described in clause (i) or (ii) above or in Section 8.1(c); or (iv) the admission by Agent in writing of its inability to pay its debts generally as they become due or the failure by Agent generally to pay its debts as such debts become due;



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                        (e) by both (A) any act of Agent or failure to act and
            (B) reason of fraud, misapplication of funds, illegal acts or willful misconduct of Agent, Agent shall fail to observe or perform in any material respect, any term, covenant or condition of Agent under this Agreement or any other Operative Agreement, including delivery of the Guaranty and any Collateral Agreement (other than any term, covenant or condition described in any other Event of Default referred to in this Section 8.1), and such failure shall have continued for thirty (30) Business Days after the earlier of
            (i) delivery to Agent of written notice thereof from Owner Trust or
            (ii) the date Agent shall have obtained knowledge of such failure;

                        (f) (i) the occurrence of a Guaranty Event of Default
            under Section 5.01(h) or (i) of the Guaranty or (ii) the occurrence of any other Guaranty Event of Default to the extent caused by both
            (A) any act or failure to act of Guarantor and (B) by reason of fraud, misapplication of funds, illegal acts or willful misconduct of Guarantor;

                        (g) the occurrence of (1) an Agent Event of Default
            under any of the Other CAAs, (2) a Lease Event of Default under
            Section 16.1(e) or (f) of any of the Other Leases or (3) any other a Lease Event of Default under any of the Other Leases, caused by both
            (i) the respective Agent's or Lessee's act or failure to act and
            (ii) by reason of fraud, misapplication of funds, illegal acts or willful misconduct of such Agent or Lessee and in connection therewith the applicable Agent or Lessee has not within the applicable time period exercised its Purchase Option thereunder, and if such Purchase Option is elected in Good Faith, such Agent or Lessee, as the case may be, has not consummated such purchase within the applicable time period;

                        (h) [Intentionally Omitted];

                        (i) by both (i) any act or failure to act by Agent and
            (ii) reason of fraud, misapplication of funds, illegal acts or willful misconduct by Agent, Agent shall (A) fail to obtain and maintain in full force and effect any insurance policy (including the amounts of coverage) required pursuant to Article VI, or (B) fail to deliver any certificate of insurance required to be delivered to Owner Trust and Administrative Agent pursuant to
            Article VI and such failure shall continue unremedied for two (2) Business Days after notice by Owner Trust or Administrative Agent to Agent of such failure;

                        (j) by both (i) any act or failure to act of Agent,
            Lessee or Guarantor and (ii) reason of fraud, misapplication of funds, illegal acts or willful misconduct by Agent, Lessee or Guarantor

                                    (A) any Operative Agreement to which it is a
                        party or any obligation of Agent, Lessee or the Guarantor thereunder shall be revoked or repudiated by Agent, Lessee or the Guarantor in any respect or



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                        attempted to be revoked or repudiated by Agent, Lessee
                        or the Guarantor or any Operative Agreement to which it is a party shall cease to be the legal, valid, binding and enforceable obligation of Agent, Lessee or the Guarantor, in each case, in such manner as to be materially adverse to the interest of Owner Trust, Administrative Agent, Bank or any Participant;

                                    (B) the Ground Lease or any obligation of
                        the Ground Lessor thereunder shall be terminated, revoked or repudiated by the Ground Lessor in any respect or attempted to be terminated, revoked or repudiated by the Ground Lessor in any respect or the Ground Lease shall cease to be the legal, valid, binding and enforceable obligation of the Ground Lessor, in each case, in such manner as to be materially adverse to the interest of Owner Trust, Administrative Agent, Bank or any Participant;

then, in any such event and during its continuance, subject to the Intercreditor Agreement, Owner Trust or Collateral Agent as assignee thereof may in addition to the other rights and remedies provided for in this Article, terminate the Aggregate Owner Trust's Commitment and Agent's rights as Owner Trust's agent hereunder by giving Agent notice of such termination; provided, however, that such termination shall become effective automatically upon the occurrence of an event described in Section 8.1(c) or (d).

                  8.2 Remedies. (a) If an Agent Event of Default shall have occurred and be continuing, Owner Trust shall have the right by written notice to Agent delivered,

                        (i) immediately and automatically in the case of any
            Agent Event of Default specified in Section 8.1(c) or (d);

                        (ii) within five (5) Business Days of receipt of such
            notice, in the case of any Agent Event of Default specified in
            Section 8.1 (a), (e), (f) or (g) (other than for events of default under clauses 8.1(b) of the Other CAAs); and

                        (iii) within thirty (30) days of receipt of such notice,
            in the case of any other Agent Event of Default,

to require Agent to pay to Owner Trust, subject to Agent's right to elect the Purchase Option pursuant to Section 10.1, the Termination Amount for application as provided in the Intercreditor Agreement; and if an Event of Default shall have occurred and be continuing under Section 8.1(c) and (d), the Termination Amount shall automatically be due and payable immediately by Agent, without request, demand, presentment, protest or notice of any kind. Upon the occurrence and continuance of an Agent Event of Default, Owner Trust shall have the right to set off an amount equal to the value of the Deposit Account Collateral then on deposit with the Deposit Bank, if any, to an equal amount of the Termination Amount. Upon receipt by



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the Collateral Agent of the Termination Amount, this Agreement and the
Collateral Agreement shall terminate (except for any provisions that expressly survive termination), and Owner Trust shall convey to Agent or its designee its interest in and possession of the Property, free and clear of all Owner Trust Liens, the Liens granted by Agent to Owner Trust and by Owner Trust in favor of the Collateral Agent and any other Liens granted by Owner Trust (other than those Liens arising or created as a result of actions undertaken or documents or instruments executed by Owner Trust pursuant to the request of Agent), without representation or warranty (except the representation and warranty that the Property is free and clear of all such Liens) and Agent will accept such interest on an AS IS, WHERE IS basis. If Agent thereupon fails to pay timely the Termination Amount, Owner Trust may, in addition to all of its other rights and remedies provided for in this Agreement, pursue all of its other rights and remedies under Applicable Law, including its right to terminate this Agreement and the Aggregate Owner Trust's Commitment hereunder and retain its ownership interest in the Property. Agent shall pay all reasonably documented costs and expenses reasonably incurred by or on behalf of Owner Trust, including reasonable fees and expenses of counsel, as a result of any Agent Event of Default hereunder.

                        (b) Notwithstanding the provisions of Section 8.2(a), Agent shall have the right to cure any Agent Event of Default (other than an Agent Event of Default under clauses (c) or (d) of Section 8.1) by (i) giving the Purchase Option Notice pursuant to Section 10.1 prior to the expiration of the five (5) Business Day period or thirty (30) day period, as applicable, specified in Section 8.2(a) above and (ii) consummating, or causing its Designee to consummate, the Purchase Option within five (5) Business Days after the date of such Purchase Option Notice subject to the limitations set forth in the last sentence of Section 10.1(a) with regard to the delivery of a Purchase Option Certificate. If Agent has paid or caused to be paid the Termination Amount as required hereunder, Agent may defer the transfer of title to the Facility for a reasonable period, not to exceed ninety (90) days, as may be necessary to obtain any approvals to such title transfer from Governmental Authorities as are mandatory under Applicable Law. Owner Trust may require as a condition to any such deferral that it receive an indemnity agreement from Guarantor with such collateral therefor as Owner Trust, in its sole discretion, deems sufficient.

                  8.3 Survival. The termination of the Aggregate Owner Trust's Commitment pursuant to Section 8.1 or 8.2 shall in no event relieve Agent of its liability and obligations hereunder that accrued prior to such termination, all of which shall survive any such termination.

                  8.4 Waivers; Rights Cumulative. No failure to exercise and no delay in exercising, on the part of Owner Trust, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.



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                                   ARTICLE IX

                 TERMINATION BY OWNER TRUST; FAILURE TO COMPLETE


                  9.1 Owner Trust Termination Events. Agent hereby agrees that Owner Trust shall have the unconditional right and option to terminate the Aggregate Owner Trust's Commitment upon the occurrence of any of the following events ("Owner Trust Termination Events"):

                        (a) as a direct or indirect result of any act or failure
            to act by Agent or any Contractor, the amount of Advance Payments and Direct Payments required to successfully Complete the Facility has exceeded, or is reasonably likely to exceed (as determined by Agent or, at the request of Owner Trust, the Independent Engineer) the Aggregate Owner Trust's Commitment (or the Budget, as from time to time revised pursuant to this Agreement);

                        (b) in circumstances where an Agent Default or an Agent
            Event of Default does not exist, Agent has failed, or is reasonably likely to fail (despite Good Faith efforts), to perform the Required Actions, such failure continues for thirty (30) days after written notice thereof by Owner Trust to Agent, and such failure has materially diminished the likelihood that the Facility will be successfully Completed (i) in accordance with the Budget or (ii) by the Outside Completion Date;

                        (c) an event described in Section 8.1 (i)(A) or (j) has
            occurred which does not constitute an Agent Event of Default solely by reason of the failure to meet the causation requirement in either of clauses (i) and (ii) therein or an event described in Section 8.1(e) or (f) has occurred which does not constitute an Agent Event of Default solely by reason of the failure to meet the causation requirement in either of clauses (A) and (B) set forth; provided, however, that any such failure in respect of a Special Provision shall constitute an Owner Trust Termination Event hereunder only if
            (x) the applicable Benefited Secured Parties holding not less than 50.1% of the related Lease Indebtedness shall have elected to treat such failure as an Owner Trust Termination Event and (y) such related Lease Indebtedness shall have been accelerated in accordance with the terms of the related Financing Documents; or

                        (d) the occurrence of (i) an Owner Trust Termination
            Event under any of the Other CAAs, or (ii) a Lease Event of Default under any of the Other Leases which does not constitute an Agent Event of Default solely by reason of the failure to meet the causation requirements described in clauses (i) and (ii) set forth in Section 8.1(g)(3), and in connection therewith the applicable Agent or Lessee has not within the applicable time period exercised its Purchase Option thereunder, and if such Purchase Option is elected, such Agent or Lessee, as the case may be, has not consummated such purchase within the applicable time period.



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In any such case, and during its continuance, Agent, Administrative Agent and
Owner Trust (but only with the unanimous consent of the Participants if such revision would result in an increase of the Commitments above the Aggregate Owner Trust Commitments) may mutually agree to a revised Budget which will permit successful Completion of the Facility, in which case Owner Trust will rescind the termination.

                  9.2 Owner Trust Termination Notice. Upon the occurrence and the continuance of any such Owner Trust Termination Event, Owner Trust (or, if such event arises under Section 9.1(c) or (d), the Collateral Agent, subject to the Intercreditor Agreement) shall deliver to Agent a written notice specifying in reasonable detail the nature of the Owner Trust Termination Event (the "Owner Trust Termination Notice"). Agent shall have thirty (30) days following the delivery of the Owner Trust Termination Notice in which to exercise the Purchase Option by delivery of a Purchase Option Notice pursuant to Article X, for the purchase of the Property or the Facility. If Agent fails to exercise the Purchase Option, Owner Trust may exercise the Remarketing Requirement.

                  9.3 Compliance with Required Actions. For purposes of determining whether an Owner Trust Termination Event has occurred and continues, giving Owner Trust the right to issue an Owner Trust Termination Notice, Owner Trust shall be entitled to deliver a notice pursuant to Section 9.1(b) based upon any failure by Agent to comply with or perform the Required Actions (provided that all the other conditions set forth in such Section 9.1(b) are satisfied) even though such failure to comply with or perform the Required Actions in and of itself would not restrict or limit Agent's right to request draws under this Agreement because such failure would not result in a Material Adverse Effect which prevents Agent from satisfying the conditions to such payment.

                                    ARTICLE X

                                 AGENT'S OPTIONS


                  10.1 Purchase Option.

                       (a) Exercise of Purchase Option. Owner Trust hereby grants to Agent the unconditional right and option (the "Purchase Option") to purchase and acquire on any Business Day (provided that an Agent Event of Default described in clause (c) or (d) of Section 8.1 has not occurred and is not continuing) during the Term from:

                           (i) Owner Trust, all of Owner Trust's right, title
                  and interest in and to the Property ("Asset Purchase") for a price equal to the Termination Amount; provided, that with the consent of the Collateral Agent, Owner Trust may accept Agent's indemnity and undertaking to pay all expenses and costs that



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                  are expected to be incurred and which are included in the
                  Termination Amount but which are not due on the date of purchase, or

                           (ii) Owner Trust Parent, all of Owner Trust Parent's
                  right, title and interest in, to and under its beneficial interests in Owner Trust ("Upstream Purchase"), for a purchase price equal to the Termination Amount which would have been payable had Agent elected the Asset Purchase pursuant to
                  Section 10.1(a)(i); provided, that with the consent of the Collateral Agent, Owner Trust may accept Agent's indemnity and undertaking to pay all expenses and costs that are expected to be incurred and which are included in the Termination Amount but which are not due on the date of purchase;

The Purchase Option may be exercised by delivery to Owner Trust of a written notice of the exercise of such Purchase Option (the "Purchase Option Notice") and a certificate in the form attached hereto as Exhibit G ("Purchase Option Certificate"). In the event that Agent is unable to deliver the Purchase Option Certificate, any exercise of the Purchase Option with respect to the Property shall be conditioned upon the simultaneous exercise by each Agent of its purchase options under the respective Other CAAs or Other Leases and each Replacement Facility with respect to the Signal Peak Facility, the [_____________] Facility, the [_____________] Facility and each Replacement Facility, respectively, or the ownership interests in the related Owner Trusts. Owner Trust and Owner Trust Parent agree to cooperate with Agent to cause any Purchase Option to be consummated.

                  (b) Payment of Termination Amount. Any Termination Amount that may be due and payable from time to time in connection with the exercise of the Purchase Option, shall be paid in cash only, except as expressly permitted by Financing Documents governing any Lease Indebtedness with respect to portions of the Termination Amount payable to the relevant Secured Parties. Any cash payments to be made to Owner Trust upon the exercise of the Purchase Option shall be deemed to be prepayments of the aggregate amount of all Payments made by Owner Trust hereunder, have been assigned by Owner Trust to Collateral Agent and shall be paid by Agent to Collateral Agent to be applied in accordance with the Intercreditor Agreement.

                  (c) Appointment of Designee. From time to time and upon not less than five (5) days prior written notice to Owner Trust, Agent may assign the Purchase Option to another Designee; provided that (i) such assignment is permitted under the applicable Construction Contracts and (ii) notwithstanding any such assignment Agent shall not be released of any obligation under this Agreement until such Purchase Option is consummated as provided in Section 10.1(d).

                  (d) Closing. Closing of a purchase and sale pursuant to
Section 8.2, 9.2 or 10.1(a) shall be conducted at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, New York 10112, or at such other location as may be mutually agreed upon by



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Owner Trust, Administrative Agent and Agent within thirty (30) days after receipt of a Purchase Option Notice (but in no event later than the Maturity
Date) if the Purchase Option Notice is given pursuant to Section 9.2, on the date specified in Section 8.2(b) if the Purchase Option is exercised pursuant thereto, and on or prior to the Maturity Date in all other cases. At closing, as appropriate, (i) in the case of an Asset Purchase, Owner Trust will sell and assign to Agent or its Designee by a Purchase Option Assignment and Assumption Agreement in the form of Exhibit H attached hereto (the "Purchase Option Assignment"), or other mutually acceptable appropriate documentation, all of Owner Trust's right, title and interest in, to and under the Property, (ii) in the case of the Upstream Purchase, Owner Trust Parent will sell and assign to Agent or its Designee, all of Owner Trust Parent's right, title and interest in, to and under the ownership interest in Owner Trust, in each case with no representations, warranties, or covenants of any kind whatsoever (except for the representations and warranties set forth in the Purchase Option Assignment), Agent agreeing for itself and its Designee that such transfer shall be (except as to the representations and warranties set forth in the Purchase Option Assignment) AS IS, WHERE IS, WITH ALL FAULTS OF ALL AND ANY KIND WHATSOEVER, and
(iii) Agent (or Agent's Designee, as the case may be) shall make payment of the Termination Amount in accordance with the Intercreditor Agreement (but excluding reasonably anticipated expenses and costs referred to in the definition of Termination Amount to the extent assumed by Agent or its Designee, with Agent remaining obligated with respect thereto hereunder; and provided, that an Agent Event of Default described in clause (c) or (d) of Section 8.1 has not occurred and is continuing) to Owner Trust. Owner Trust, Collateral Agent and Administrative Agent, as applicable, shall, at Agent's or its Designee's expense, execute and deliver such UCC termination statements, releases, reconveyances and other documentation, in each case with no representations, warranties or covenants of any kind, as shall be reasonably requested by Agent to effect the termination and release of the Liens granted by Agent to Owner Trust and by Owner Trust in favor of Collateral Agent and other Liens created by Owner Trust. Once the Purchase Option has been exercised and the Termination Amount as described in Section 10.1(a)(i) paid (provided that an Agent Event of Default described in clause (c) or (d) of Section 8.1 has not occurred and is continuing) (including, if applicable, by any assumption described in Section 10.1(b) above implemented in accordance with such Section) with respect to the Property, this Agreement shall terminate (except for those provisions which expressly survive such termination or to the extent assumed pursuant to Section 10.1). All reasonable charges incident to such conveyance, including reasonable attorneys' fees that may be imposed by reason of such conveyance and assignment and the delivery of such assignments, shall be paid by Agent.

                  (e) Taxes. Agent hereby agrees that it shall pay all Transfer Taxes (and indemnify, defend and hold harmless each Indemnified Person on an After Tax Basis against all Transfer Taxes required to be paid by such Indemnified Person on its behalf or on behalf of any other Person) incurred as a result of the transfer of the Property (or any interest therein or in any entity



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                                                   Construction Agency Agreement


owning directly or indirectly the Property) as a result of the exercise of the Purchase Option or any other transfer of the Property (or any interest therein or in an entity owning directly or indirectly the Property) requested or consented to by Agent, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto (including from any obligation to file any Tax return, report or statement with respect to any such Transfer Taxes and any liability an Indemnified Person may incur or be required to pay in respect of Transfer Taxes pursuant to the Credit Agreement). Agent hereby agrees that if it exercises the Purchase Option or otherwise requests a transfer of the Property (or any interest therein or in any entity which owns directly or indirectly the Property) it shall increase the purchase price by an amount so that after deducting all Taxes that are required to be paid by Owner Trust or any other transferor or withheld from the purchase price, the purchase price (after being reduced for applicable Taxes) equals the purchase price that was otherwise due.

                  (f) Deemed Exercise of Purchase Option. In the event that Agent has informed Owner Trust of its intent to exercise either the Purchase Option or the Lease Option with respect to the Property at least sixty (60) days prior to the scheduled date of Completion of the Facility, Agent shall have the right to give notice to Owner Trust of its election to exercise its Lease Option no later than thirty (30) days prior to the date of Completion of the Facility. Failure to elect to exercise the Lease Option by such date shall automatically be deemed to be an exercise by Agent of its Purchase Option with respect to the Property.

                  (g) Closing of Upstream Purchase. In connection with any Upstream Purchase requested by Agent, upon payment of the applicable Termination Amount, Owner Trust Parent agrees to transfer to Agent or its Designee all of its ownership interests in Owner Trust, upon consummation of the closing with respect thereto in accordance with the terms of Section 10.1(d); provided, that all references to the "Facility" shall be deemed to refer to the Owner Trust Parent's ownership interests in Owner Trust. Upon such transfer, Owner Trust Parent shall be deemed to have made the representations and warranties set forth in the Purchase Option Assignment.

                  (h) Conveyance of Certain Property. At any time, Agent shall have, and is hereby granted by Owner Trust, an option to receive an assignment (or to have its Designee receive an assignment), from time to time, from Owner Trust all of Owner Trust's right, title and interest in and to (i) substations and related assets assigned and conveyed to electricity providers and transmission companies and (ii) any other improvements and related appurtenant rights for transmission lines, switchyards and related transmission systems, gas and water pipelines and other pipelines, interconnection lines and equipment and other conduits from the Facility located on or extending off the Land in order that same may be conveyed to utility providers and/or fuel suppliers, including electricity and other utility supply lines which will not be owned by either Owner Trust or Agent, in either case pursuant to this clause (ii), or other property having a value not in excess of $10,000,000 in the aggregate for this Facility, in exchange in the case of clauses (i) and (ii) for the right to use, pursuant to long term contracts consistent with Prudent Industry Practice such improvements or property in connection with the operation of the Facility. Such option may be exercised by Agent by delivery to Owner Trust of written notice, which notice shall contain a description of the Property to be assigned or



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conveyed. Owner Trust agrees, within ten (10) days after receipt of such notice from Agent, to release its interest in such assigned improvements from the terms and conditions of this Agreement and shall execute and deliver any documents reasonably requested by Agent to accomplish the same, in each case without recourse, representation or warranty of any kind, at the cost and expense of Agent. In the case of any such assignment, Agent shall indemnify Indemnified Persons as provided in Section 10.1(e).

                  (i) Grants of Easements and Releases, Etc. Notwithstanding anything to the contrary provided for herein and provided that no Agent Event of Default shall have occurred and be continuing, Agent shall have the right from time to time and Owner Trust hereby consents to the following actions by Agent, in the name and stead of Owner Trust, but at Agent's sole cost and expense: (a) the sale, grant or conveyance of easements, licenses, rights-of-way and other rights, interests and privileges of any kind or nature reasonably necessary or desirable for the construction, use, operation, remediation, repair, renovation or maintenance of the Facility as herein provided (prior to the Lien of the Security Documents); (b) the release of existing easements or other rights in the nature of easements, which release shall not harm the Facility; (c) the dedication or transfer of portions of the Land not necessary for the Improvements for road, highway or other public purposes (free of the Lien of the Security Documents); (d) the execution of petitions to have the Land annexed to any municipal corporation or utility district (free of the Lien of the Security Documents); (e) the execution of amendments to any covenants and restrictions affecting the Land (prior to the Lien of the Security Documents); (f) easements, licenses, rights-of-way, and other rights, interests and privileges as may be required by Governmental Authorities in connection with an Environmental Action; and (g) the release of any portion of the Facility that is obsolete or not necessary in the commercial operation of the Facility in accordance with Prudent Industry Practice; provided, that in each case Agent shall have delivered to Owner Trust a Responsible Officer's certificate stating that: (i) such grant, release, dedication or transfer does not prohibit the Intended Use or materially impair the Value, utility or remaining useful life of the Facility or (except as provided hereinabove) the Liens created under the Operative Agreements, (ii) as applicable, such grant, release, dedication or transfer is necessary in connection with the construction, use, maintenance, alteration, renovation or improvement or operation of the Facility or such affected portion of the Facility or the Land is obsolete or not necessary, (iii) Agent shall remain obligated under this Agreement and under any instrument executed by Agent consenting to the assignment or release of Owner Trust's interest in this Agreement as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication or transfer, had not been effected, (iv) Agent shall pay and perform any obligations of Owner Trust and the Participants under such grant, release, dedication or transfer and (v) Agent agrees to indemnify the Indemnified Persons in respect thereof as provided in
Article XII. Without limiting the effectiveness of the foregoing, provided, that no Agent Event of Default or Owner Trust Termination Event shall have occurred and be continuing, Owner Trust shall, upon the request of Agent, and at Agent's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication or transfer to any Person permitted



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under this Section 10.1 in form and substance satisfactory to the Owner Trust, and in each case without recourse, representation or warranty of any kind.

                  10.2 Lease Option. Agent shall have the option (the "Lease Option"), exercisable by written notice of such exercise to Owner Trust not later than the sixtieth (60th) day (or thirtieth (30th) day, if Agent informed Owner Trust of its intent to exercise the Purchase Option or Lease Option pursuant to Section 10.1(f)) prior to the scheduled date of Completion of the Facility, to cause Owner Trust to enter with Agent on or before the Completion Date a supplement to the Lease in recordable form substantially in the form attached hereto as Exhibit I (the "Lease Supplement") pursuant to which the term of the Lease will commence with respect to the Facility, subject to the following terms and conditions:

                        (a) Agent shall deliver a customary legal opinion with
            respect thereto in form and substance reasonably acceptable to Owner Trust and Administrative Agent;

                        (b) no Agent Default, Agent Event of Default or Owner
            Trust Termination Event shall have occurred and be continuing;

                        (c) effective on the date of execution and delivery of
            the supplement to the Lease (the "Lease Commencement Date") and all related agreements and instruments, the term of the Lease shall commence and the Termination Date shall be extended to the Expiration Date as defined in the Lease, provided, however, that it shall be a condition to such extension and to the execution and delivery of the supplement to the Lease and the related agreements and instruments that Agent shall have confirmed in writing to Owner Trust and Administrative Agent that (i) no Agent Default, Agent Event of Default or Owner Trust Termination Event shall have occurred and be continuing and (ii) that its and Guarantor's representations and warranties in this Agreement and the other Operative Agreements are true and correct in all material respects as if made on and as of the Lease Commencement Date (except for those representations or warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date); and

                        (d) if Agent exercises the Lease Option, all of Agent's
            obligations hereunder shall continue until the Completion Date and the Deposit Account Collateral, including the Collateral Agreement, shall remain in place until such time as all of the provisions of this Section 10.2 and Exhibit I hereto have been satisfied, at which time this Agreement shall terminate (except for those provisions which expressly survive such termination).



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                                   ARTICLE XI

                             REMARKETING OF FACILITY

                  11.1 Remarketing of Facility. In the event that Agent has not
(a) provided notice of its intent to exercise its Purchase Option or Lease Option at least sixty (60) days prior to the scheduled date of Completion of the Facility or (b) exercised the Purchase Option within thirty (30) days after delivery of an Owner Trust Termination Notice, Agent shall be required to remarket the Property (the "Remarketing Requirement") on behalf of Owner Trust and comply with the marketing procedures set forth in Exhibit J attached hereto. In connection with the event described in clause (a) of the first sentence hereof, if the Property is not sold on or before the Completion Date, (i) the Agent shall be deemed to have elected the Lease Option and shall take all necessary actions to cause the Basic Term (as defined in the Lease) to commence on the Completion Date; and (ii) the Remarketing Requirement (including Agent's obligation to pay the Deposit Payment) shall be rescinded ab initio. In connection therewith, Agent grants to Owner Trust an irrevocable proxy to execute a lease supplement for such purpose. If the Remarketing Requirement arises in connection with an event described in clause (b) of the first sentence hereof, Agent shall enter into the Services Agreement on or before the expiration of such thirty (30) day period.

                  11.2 Deposit Payment and Allocation of Proceeds of Sale. On
(a) the scheduled Completion Date of the Facility in the case of Section 11.1(a) and (b) on the second Business Day after expiration of the thirty (30) day period referred to therein in the case of Section 11.1(b), the Agent shall make a payment to Owner Trust in an amount (the "Deposit Payment") equal to 89.9% of the Funded Budget Amount reduced by (a) any reimbursement amounts due to Agent by Owner Trust under the Budget which had been incurred by Agent but not yet paid with respect to the Facility and (b) any payments previously made by Agent or its Affiliates to Owner Trust or its Affiliates with respect to the Facility which are required to be taken into account in the application of the maximum guarantee test for purposes of EITF 97-10. The Deposit Payment shall be promptly applied as provided in the Intercreditor Agreement. Upon sale of all the Property, the sum (the "Remarketing Funds") of the gross proceeds of such sale less the reasonable (as agreed to by Owner Trust and Administrative Agent) documented expenses incurred by Agent as provided in Exhibit J shall be allocated and distributed as follows:

                           (i) first, all such Remarketing Funds, up to an
                  amount equal to the Termination Amount less the Deposit Payment, including without duplication Financing Costs to be charged against the Allowance for Owner Trust's Cost of Financing and Owner Trust Yield during the Marketing Period and any Taxes that Agent would have paid pursuant to Section 10.1(e) had Agent exercised the Purchase Option, shall be paid to Collateral Agent for application as provided in Section 8.1(d) of the Intercreditor Agreement; and



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                           (ii) second, to the extent Remarketing Funds remain
                  after application pursuant to clause (i) above, all such funds shall be paid to Agent.

Upon the performance by Agent of all its obligations under the Remarketing Requirement with respect to all of the Property and the making of the payments provided for in this Section 11.2, this Agreement (including Agent's rights as Owner Trust's agent hereunder) and the Collateral Agreement shall terminate (except for those provisions which expressly survive such termination).

                                   ARTICLE XII

                               AGENT'S INDEMNITIES


                  12.1 Agent's General Indemnification. To the extent Claims result from actions by Agent, or failures by Agent to act (provided that indemnification with respect to any Claim arising as a result of Agent's acts or failures by Agent to act which are related to Completion and which do not arise due to fraud, willful misconduct, misapplication of funds, illegal acts or bankruptcy shall be paid solely through Payments in accordance with Article V hereof), Agent hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any and all such Claims which may be imposed on, incurred by or asserted against such Indemnified Person in any way relating to or arising or alleged to arise out of (a) the proposed sale/purchase transaction with respect to the Property, the funding of the Payments, the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, delivery, acceptance, nondelivery, acquisition, handling, installation, operation, transportation, maintenance, testing, repair, leasing, subleasing, possession, use, modification, condition, sale, return, repossession (whether by summary proceedings or otherwise) of all or any portion of Property or any other matter concerning this Agreement, the Construction Contracts, the other Operative Agreements, or the Property or the proposed conveyance of the Property or any part thereof at the request of Agent;
(b) any latent or other defects in the Property or otherwise whether or not discoverable by such Indemnified Person or Agent; (c) this Agreement, the Construction Contracts, the other Operative Agreements, and any transaction contemplated thereby; (d) any breach by Agent of any of its representations, warranties or covenants under this Agreement or failure by Agent to perform or observe any covenant or agreement to be performed by it under this Agreement;
(e) personal injury, death or property damage relating to the Property, including Claims based on strict liability in tort; (f) the performance of any labor or services or the furnishing of materials or other property in respect of the Property, including any Claims of any nature by employees of the Agent or the Contractors; (g) the Operative Agreements, or any transaction contemplated thereby, including the enforcement of any rights, terms or provisions thereof, any amendments or supplements thereto or any transaction contemplated thereby or liability in tort (strict or otherwise); and (h) Claims made against Owner Trust pursuant to Article XIII of this Agreement, Section 8.02 of the Trust Agreement or Section 14 of the Intercreditor Agreement. Agent acknowledges and agrees in this



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connection that the Property is in its control and possession during the Term, that it is responsible as agent for Owner Trust for the acts and omissions of the Contractors and any other agents retained by Agent and that it has agreed to maintain, or cause to be maintained, the Facility so as to avoid injury or mishap to third Persons.

                  12.2 Agent's Environmental Indemnity. Without limitation of any other provisions of this Agreement, Agent hereby agrees to indemnify, hold harmless and defend each Indemnified Person on an After Tax Basis from and against any and all Claims (including third party Claims for personal injury or real or personal property damage), losses (including, to the extent of the Payments plus accrued Financing Costs and Owner Trust Yield and Transaction Expenses, any loss of Value of the Facility or the Property), damages, Environmental Actions, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, legally enforceable requirements and enforcement actions, and all reasonable and documented costs and expenses incurred in connection therewith (including reasonable and documented legal and consultant fees and expenses), including all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any Governmental Authority, arising in whole or in part, out of any of the following:

                        (a) the presence, as of the Closing Date, on or under
            the Facility or the Property of any Hazardous Condition or Hazardous Substance, or any Releases or discharges of any Hazardous Substance on, under, from or onto the Facility or the Property;

                        (b) any activity, including construction, carried on or
            undertaken on or off the Facility or the Property, and whether by Agent, any Affiliate of Agent or any predecessor in title or any employees, agents, contractors or subcontractors of Agent, any Affiliate of Agent or any predecessor in title, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substance or Hazardous Condition that at any time is located or present on or under or that migrate, flow, percolate, diffuse or in any way move under or from the Facility or the Property;

                        (c) loss of or damage to the Facility or the Property or
            the environment (including, clean-up costs, response costs, remediation and removal costs, costs of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all documented expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws;

                        (d) any Environmental Violation or any Claim concerning
            any Environmental Violation, or any Environmental Action, or any act or failure by Agent to



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            act that would allow any Governmental Authority to record a Lien on the Facility or the Property; or

                        (e) any residual contamination on or under the Facility
            or the Property or any site related to the Facility or the Property, or affecting any natural resources or the environment, and any contamination of the Facility, the Property, or any site or natural resources or the environment arising in connection with the generation, use, handling, treatment, storage, transport or disposal of any Hazardous Substance, and irrespective of whether any of such activities were or will be undertaken in accordance with Applicable Laws;

provided, however, that in the case of clauses (b) - (e), inclusive, to the extent any event or condition described therein is related to the construction of the Facility, Agent shall be obligated to indemnify the Indemnified Person in respect thereof only to the extent such event or condition resulted from the acts of Agent or failure by Agent to act.

                  12.3 Agent's General Tax Indemnity.

                        (a) Payments Free and Clear. All payments made to or for the benefit of the Owner Trust under the Operative Agreements (including payments of any Financing Cost, Owner Trust Yield fees and the purchase price payable on the exercise of the Purchase Option) shall be made free and clear of and without deduction for any and all present or future Impositions. If the Agent, the Owner Trust, the Owner Trustee, the Guarantor or any other Person ("Applicable Payor") shall be required by law to deduct any Impositions from or in respect of any amounts payable under this Agreement or any other Operative Agreement to or for the benefit of a Lender, Lender Agent, Certificate Participant, Owner Trust Parent, the Owner Trust or the Trustee thereof ("Applicable Payee"), (A) the amounts payable by the Applicable Payor (as rent, interest or otherwise) shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 12.3) the Applicable Payee shall receive an amount equal to the sum it would have received had no such deductions been made,
(B) the Applicable Payor shall make such deductions and (C) the Applicable Payor shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with all applicable laws. The Agent will indemnify each Indemnified Person on an After Tax Basis for the full amount of any sums paid by such Indemnified Person pursuant to the second sentence of this
Section 12.3(a) and any liability such Indemnified Person may incur or be required to pay.

                        (b) Other Taxes. In addition, the Agent shall timely pay any present or future transfer, stamp, value added, goods and services, license, sales, use or documentary Taxes, excise Taxes or any other property, transfer, transfer gains or recording, publication or filing Taxes, or any other Taxes in the nature of the foregoing imposed by any Governmental Authority, which arise directly or indirectly from (i) the acquisition, ownership, operation, occupancy, possession, use, non-use, mortgaging, financing, leasing, subleasing, or disposition



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or condition of the Property or any other property or rights conveyed to the
Owner Trustee or the Owner Trust; (ii) any payment made under the Operative Agreements; (iii) the execution, delivery or registration of, or otherwise with respect to the Operative Agreements; (iv) the conveyance or transfer of the Owner Trust, the Owner Trust Parent, the Trust Estate, the Property or any part thereof (or any portion thereof) in compliance with any requirement of the Operative Agreements; (v) the recording of any mortgage, deed of trust, financing statement or other collateral security document in any jurisdiction; or (vi) the transactions contemplated by any of the Operative Agreements (collectively, the "Other Taxes").

                        (c) Indemnification. To the extent Impositions and Other Taxes result from actions by Agent or failures by Agent to act (but excluding any Impositions and Other Taxes arising as a result of Agent's acts or failures by Agent to act which are related to Completion), Agent shall indemnify, defend and hold harmless all Indemnified Persons from and against the full amount of all Impositions and Other Taxes (including, current or future stamp, intangible, document or other Taxes that arise from the execution, delivery, recording, or registration of this Agreement or any other agreement contemplated hereby) on an After Tax Basis except those arising from the gross negligence or willful misconduct of such Indemnified Person incurred in connection with the transactions contemplated by this Agreement, the Construction Contracts, and any other Operative Agreement (but without duplication for any amount payable elsewhere under this Agreement or under any other Operative Agreement to the extent actually paid) required to be paid by such Indemnified Person on its behalf or on behalf of any other Person, and any liability (including penalties, interest and expenses, except those arising from the gross negligence or willful misconduct of such Indemnified Person; provided, that, solely for purposes of this parenthetical, gross negligence or willful misconduct shall include the failure by such Indemnified Person to provide written notice to Agent of any written notice from any Governmental Authority received by such Indemnified Person for any Impositions or Other Taxes as to which the Agent may have an indemnity obligation pursuant to this Section 12.3 within 90 days after such Indemnified Person shall have Actual Knowledge of such written notice, but only to the extent the Agent shall have actually been prejudiced as a result of such failure), arising therefrom or with respect thereto (including from any obligation to file any Tax return, report or statement with respect to any such Impositions or Other Taxes and any liability the Indemnified Person may incur or be required to pay pursuant to Section 13.3), whether or not such Impositions or Other Taxes were correctly or legally asserted.

                        (d) Impositions shall mean any and all liabilities, losses, expenses and costs of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, impositions, assessments or withholdings of any kind or nature whatsoever, general and special, ordinary and extraordinary, foreseen and unforeseen, of every character imposed or assessed by a Governmental Authority and any penalties, interest, and additions to tax (including inflation adjustments imposed thereon that are similar to interest or penalties) of any kind therewith ("Taxes"), excluding (except for Taxes that apply as a consequence of the transactions contemplated by this Agreement not being treated as a loan for Tax purposes by any Governmental Authority, but only to the extent the amount of such Taxes exceed the amount of



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Taxes that would have been imposed had such Governmental Authority treated the transactions contemplated by this Agreement as a loan for Tax purposes), (i) Taxes imposed on, or based upon, or measured by, an Indemnified Person's or Lessor Indemnified Person's (other than Owner Trust's or Owner Trust Parent's) overall net income, net receipts, capital, or net worth (A) by the jurisdiction under the laws of which such Person is organized (or in the case of an Indemnified Person or Lessor Indemnified Person that is a bank, by the jurisdiction in which such Person's office is located from which it funds the Payments) or (B) by a jurisdiction in which such Person has a tax residence, place of business, place of management or control, a permanent establishment, or by a jurisdiction in which such Person would otherwise be subject to such Tax apart from the transactions contemplated by this Agreement; (ii) Taxes in the nature of franchise, capital gains, accumulated earnings, personal holding company, excess profits, or alternative minimum Taxes imposed on an Indemnified Person or Lessor Indemnified Person (other than Owner Trust or Owner Trust Parent), (A) by the jurisdiction under the laws of which such Person is organized (or in the case of an Indemnified Person or Lessor Indemnified Person that is a bank, by the jurisdiction in which such Person's office is located from which it funds the Payments) or (B) by a jurisdiction in which such Person has a tax residence, place of business, place of management or control, a permanent establishment, or by a jurisdiction in which such Person would otherwise be subject to such Tax apart from the transactions contemplated by this Agreement; (iii) Taxes included in the Outstanding Balance to the extent actually paid; (iv) any Taxes imposed by the United States of America by means of withholding at the source if and to the extent that such Taxes would be avoided if such Person provided the Prescribed Forms in accordance with this
Section 12.3 or Section 13.3 except to the extent attributable to a change in applicable law after the Closing Date; (v) Taxes resulting from the fraud, gross negligence or willful misconduct of the Indemnified Person, the Lessor Indemnified Person or its Affiliates or agents (it being expressly agreed that Agent and its Affiliates shall not constitute an agent of any Indemnified Person or Lessor Indemnified Person (including Owner Trust and Owner Trust Parent) for this purpose); (vi) Taxes imposed on the Indemnified Person or Lessor Indemnified Person as a result of an inaccuracy or breach of a representation, warranty, or covenant of such Indemnified Person or Lessor Indemnified Person or its Affiliates (including, a covenant in Section 15.1) or which is imposed on the Indemnified Person or Lessor Indemnified Person as a result of acts by such Person (or an Affiliate of such Person) that is expressly prohibited by this Agreement or by another Operative Agreement, except to the extent such breach is caused by Agent's actions (or failure to act); (vii) Taxes arising out of, or caused by, any voluntary assignment, sale, transfer, or other voluntary transfer or disposition of the Property, Facility, or any interest therein (it being understood that any transfer or disposition as a result of the exercise of the Purchase Option or Lease Option or the applicability of the Remarketing Requirement or at the request of Agent or one of its Affiliates or consented to by Agent or one of its Affiliates or while an Agent Event of Default shall have occurred and is continuing shall not be a voluntary transfer) by such Indemnified Person or Lessor Indemnified Person or any involuntary transfer or disposition of the Property, the Facility, or an interest therein by such Indemnified Person or Lessor Indemnified Person resulting from a bankruptcy or similar proceeding in which such Indemnified Person or Lessor Indemnified Person is a debtor or by foreclosure by a creditor of



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an Indemnified Person or Lessor Indemnified Person; provided, however, that the foregoing exclusion shall not apply to any transfer that results from a bankruptcy of Owner Trust or Owner Trust Parent or a foreclosure against Owner Trust or Owner Trust Parent if the bankruptcy or foreclosure would not have occurred if Agent and its Affiliates had performed all obligations under this Agreement or any other Operative Agreement or if the bankruptcy or foreclosure would not have occurred if all of Agent's representations or warranties in all Operative Agreements were accurate in all respects or if such bankruptcy of Owner Trust or Owner Trust Parent or foreclosure against Owner Trust or Owner Trust Parent occurred while an Agent Event of Default has occurred and is continuing; (viii) Taxes arising in connection with an Owner Trust Lien; (ix) Taxes imposed on any assignee or successor in interest to an Indemnified Person or Lessor Indemnified Person (including any successor or assignee by way of merger, consolidation, liquidation, reorganization, or otherwise by operation of law) to the extent any such Taxes exceed the Taxes that would have been imposed had no assignment or transfer taken place determined under the law in effect on the date of transfer, except if Agent or one of its Affiliates requests such transfer or the transfer is required pursuant to the terms of an Operative Agreement or the transfer occurs while an Agent Event of Default shall have occurred and is continuing; (x) Taxes imposed on, based on, or measured by any compensation the applicable Trustee receives for its services; (xi) Taxes imposed on any Indemnified Person or Lessor Indemnified Person resulting from any amendment, modification, supplement, or written waiver to any Operative Agreement which was not requested or consented to by the Agent or one of its Affiliates, unless such amendment, modification, supplement, or written waiver
(A) was required by Applicable Law or an Operative Agreement, (B) may be necessary or appropriate to, or is in conformity with, any amendment, modification, supplement, or written waiver requested by, or consented to, by Agent or one of its Affiliates, or (C) is made while an Agent Event of Default shall have occurred and be continuing; (xii) Taxes in the nature of a value-added Tax that is imposed in lieu of an income Tax otherwise excluded from the definition of Impositions; (xiii) Taxes that would not have been imposed on an Indemnified Person or Lessor Indemnified Person (other than Owner Trust or Owner Trust Parent) but for its activities in such jurisdiction unrelated to the transactions contemplated by this Agreement; and (xiv) Taxes imposed attributable to any period after the expiration or early termination of this Agreement, or if later, where required by this Agreement, surrender to Owner Trust or its successor of the Facility in compliance with the provisions of this Agreement. It being expressly agreed that any Tax constituting an Imposition (whether income, franchise, or otherwise) imposed on Owner Trust or Owner Trust Parent as a result of any of the transactions or payments contemplated by the Operative Agreements to which Agent is a party is subject to indemnification under Section 12.3(c) or 13.3(c) as applicable.

                        (e) Payments. Each payment required to be made by the Agent pursuant to this Section 12.3 shall be paid either (i) when due directly to the applicable taxing authority by the Agent if it is permitted to do so, or
(ii) where direct payment is not permitted and with respect to gross up amounts, in immediately available funds to such Indemnified Person by the later of (A) 30 days following the Agent's receipt of the Indemnified Person's written



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                                                   Construction Agency Agreement


demand for the payment (which demand shall be accompanied by a statement of the Indemnified Person describing in reasonable detail the Taxes for which the Indemnified Person is demanding indemnity and the computation of such Taxes) and certifying that such costs are being charged to other similarly situated borrowers under similar financing arrangements or (B) subject to paragraph (k) below, in the case of amounts which are being contested pursuant to such paragraph (k), at the time and in accordance with a final determination of such contest, provided, however, that with respect to a payment pursuant to Section 12.3(k)(ii)(D), in no event later than the date which is three Business Days prior to the date on which such Taxes are required to be paid to the applicable taxing authority. An Indemnified Person shall use reasonable best efforts to deliver any such demand within thirty (30) days after such Indemnified Person has Actual Knowledge that such payment is required; provided, that failure to deliver such demand within thirty (30) days shall not alter such Indemnified Person's rights under this Section 12.3.

                        (f) Prescribed Forms. Each Certificate Participant shall deliver to Agent, on or before the Closing Date, copies of all Prescribed Forms. Thereafter and from time to time, each Certificate Participant shall submit to Agent such additional duly completed and signed copies of the Prescribed Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested by Agent, and (ii) required under then-current United States law or regulations to avoid United States withholding taxes on payments in respect of all amounts to be received by such Certificate Participant or its Affiliates pursuant to this Agreement or the other Operative Agreements, including fees. If any Certificate Participant determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to Agent any form or certificate that such Certificate Participant is obligated to submit pursuant to this Section 12.3, or that such Certificate Participant is required to withdraw or cancel any such form or certificate previously submitted, such Certificate Participant shall promptly notify Agent of such fact.

                        (g) Reports. If any report, return, or statement is required to be filed with respect to Taxes that are subject to indemnification under Section 12.3 or 12.4, Agent shall, if permitted by Applicable Law, timely prepare and file such report, return, or statement; provided, however, if Agent is not permitted by Applicable Law to file such return, Agent shall promptly notify the appropriate Person, in which case the Person, at Agent's expense, will file any return after Agent properly prepares such return.

                        (h) Restructuring. If Agent is liable (or appears, in Agent's reasonable belief, that it will be liable) for any Imposition under
Section 12.3 or 12.4 hereof or 13.3 or 13.4 hereof, Owner Trust, Owner Trust Parent and the Certificate Participants agree to cooperate with Agent to take all reasonable actions which are necessary or appropriate to restructure the transactions contemplated hereby in any reasonable manner requested by Agent to avoid or minimize Agent's indemnification obligations hereunder; provided, however, Owner Trust, Owner Trust Parent and the Certificate Participants shall not be required to take any action that results in any Tax, cost or other expense to such Person (or any of its Affiliates) or which, in



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such Person's reasonable belief, would have an adverse effect on such Person's
(or any of its Affiliate's) rights under this Agreement or another Operative Agreement or to its business or, in such Person's reasonable belief, would cause such Person (or one of its Affiliates) to violate any Applicable Law.

                        (i) Receipt. Within thirty (30) days after the date of any deduction of any Impositions, the Applicable Payor shall furnish to the Applicable Payee, Lender Agent, the Owner Trust and the Trustee thereof the original or a certified copy of a receipt or other documentation evidencing payment thereof.

                        (j) Determinations. The determination of all Impositions to be paid or indemnified against by the Agent under this Section 12.3 on an After Tax Basis shall be made (in good faith) by the affected Applicable Payee. Such determination shall state with reasonable clarity and detail the basis for such determination, shall certify that such costs are being charged to other similarly situated borrowers under similar financing arrangements and shall, absent manifest error, be final and conclusive and binding on the Agent. In no event shall the Agent in connection with this Section 12.3 or for any other purpose whatsoever under any Operative Agreement have any right to examine any Tax return or related books and records of any Applicable Payee.

                        (k) Contests. (i) If any written claim shall be made against any Indemnified Person or if any proceeding shall be commenced against any Indemnified Person (including a written notice of such proceeding) (collectively a "Tax Claim") for any Tax as to which the Agent may have an indemnity obligation pursuant to this Section 12.3, such Indemnified Person shall as soon as practicable after its receipt or commencement, and in any event within thirty (30) days notify the Agent in writing and furnish the Agent with copies of such Tax Claim and all other writings received from the taxing authority to the extent relating to such Tax Claim (provided, that failure to so notify the Agent within thirty (30) days shall not alter such Indemnified Person's rights under this Section 12.3 except to the extent such failure precludes or materially adversely affects the ability to conduct a contest of any Tax Claim) and shall not take any action with respect to such Tax Claim without the written consent of the Agent (such consent not to be unreasonably withheld or unreasonably delayed) for thirty (30) days after the receipt of such notice by the Agent; provided, however, that in the case of any such Tax Claim, if such Indemnified Person shall be required by law or regulation to take action prior to the end of such 30-day period, such Indemnified Person shall in such notice to the Agent, so inform the Agent, and such Indemnified Person shall not take any action with respect to such Tax Claim without the consent of the Agent (such consent not to be unreasonably withheld or unreasonably delayed) for ten
(10) days after the receipt of such notice by the Agent unless the Indemnified Person shall be required by law or regulation to take action prior to the end of such 10-day period.

                        (ii) The Agent shall be entitled for a period of thirty
(30) days from receipt of such notice from the Indemnified Person (or such shorter period reasonably specified



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by the Indemnified Person as the Indemnified Person has notified the Agent is required by law or regulation for such Indemnified Person to commence such contest of such Tax Claim), to request in writing that such Indemnified Person contest the imposition of such Tax, at the Agent's sole cost and expense and the Indemnified Person shall not pay such Tax Claim during such period. If (x) such Tax Claim can be pursued in the name of the Agent and independently from any other proceeding involving a Tax liability of such Indemnified Person for which the Agent has not agreed to indemnify such Indemnified Person, (y) such Tax Claim must be pursued in the name of the Indemnified Person, but can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Person for which the Agent has not agreed to indemnify such Indemnified Person or (z) the Indemnified Person so requests, then the Agent shall be permitted to control the contest of such Tax Claim; provided, that in the case of a Tax Claim described in clause (y), if the Indemnified Person reasonably determines that the contest of such Tax Claim by the Agent could have an adverse impact on the business or operations of the Indemnified Person, such Indemnified Person may elect to control or reassert control of the Tax Claim, and provided, that by taking control of the Tax Claim, Agent acknowledges that it is responsible for the Tax ultimately determined to be due by reason of such claim. In all other claims requested to be contested by the Agent, such Indemnified Person shall control the contest of such Tax Claim. In no event shall the Agent be permitted to contest (or the Indemnified Person be required to contest) any Tax Claim (A) if such Indemnified Person provides the Agent with a legal opinion of counsel reasonably acceptable to the Agent that such action, suit or proceeding involves a risk of imposition of criminal liability or could involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Property or any part of any thereof unless the Agent shall have posted and maintained a bond or other security satisfactory to the relevant Indemnified Person in respect to such risk, (B) if an Event of Default has occurred and is continuing unless the Agent shall have posted and maintained by a bond or other security satisfactory to the relevant Indemnified Person in respect of the Taxes subject to such Tax Claim and any and all expenses for which the Agent is responsible hereunder reasonably foreseeable in connection with the contest of such Tax Claim, (C) unless the Agent shall have agreed to pay and shall pay, to such Indemnified Person on demand all reasonable out-of-pocket costs, losses and expenses that such Indemnified Person may incur in connection with contesting such Tax Claim including all reasonable legal, accounting and investigatory fees and disbursements, or (D) if such contest shall involve the payment of the Tax prior to the contest, unless the Agent shall provide to the Indemnified Person an interest-free advance in an amount equal to the Tax that the Indemnified Person is required to pay (with no additional net after-tax costs to such Indemnified Person) (a "Tax Advance"). In addition for Indemnified Person controlled Tax Claims and Tax Claims contested in the name of such Indemnified Person in a public forum, no contest shall be required (A) unless the amount of the potential indemnity (taking into account all similar or logically related Tax Claims that have been or could be raised in any audit involving such Indemnified Person with respect to any period for which the Agent may be liable to pay an indemnity under this Section 12.3) exceeds $50,000 and (B) unless, if requested by such Indemnified Person, the Agent shall have provided to such Indemnified



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Person an opinion of independent tax counsel selected by such Indemnified Person and reasonably acceptable to the Agent that a reasonable basis exists to contest such Tax Claim. In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme Court.

                        (iii) The party conducting the Tax Claim shall consult in good faith with the other party and its counsel with respect to the contest of such Tax Claim for Taxes (or claim for refund) but the decisions regarding what actions are to be taken shall be made by the controlling party in its sole judgment; provided, however, that if the Indemnified Person is the controlling party and the Agent recommends the acceptance of a settlement offer made by the relevant Governmental Authority and such Indemnified Person rejects such settlement offer, then the amount for which the Agent will be required to indemnify such Indemnified Person with respect to the Taxes subject to such offer shall not exceed the amount which it would have owed if such settlement offer had been accepted. In addition, the controlling party shall keep the noncontrolling party and its designated counsel reasonably informed as to the progress of the Tax Claim, and shall provide the noncontrolling party and its designated counsel with a copy of (or appropriate excerpts from) any reports or claims issued by the relevant auditing agents or taxing authority to the controlling party thereof, in connection with such Tax Claim or the contest thereof.

                        (iv) Each Indemnified Person shall, at the Agent's sole cost and expense, supply the Agent with such information and documents reasonably requested by the Agent as are necessary or advisable for the Agent to participate in any action, suit or proceeding to the extent permitted by this
Section 12.3(k); provided, however, that such Indemnified Person shall not be required to provide to the Agent copies of its tax returns or any other information, documentation or materials that it deems to be confidential or proprietary. No Indemnified Person shall enter into any settlement or other compromise or fail to appeal an adverse ruling with respect to any Tax Claim which is entitled to be indemnified under this Section 12.3 (and with respect to which a contest is required under this Section 12.3) without the prior written consent of the Agent, unless such Indemnified Person waives its right to be indemnified under this Section 12.3 with respect to such Tax Claim.

                        (v) Notwithstanding anything contained herein to the contrary, an Indemnified Person will not be required to contest (and the Agent shall not be permitted to contest) a Tax Claim with respect to the imposition of any Tax if such Indemnified Person shall waive its right to indemnification under this Section 12.3 with respect to such Tax Claim (and any Tax Claim with respect to such year or any other taxable year the contest of which is materially adversely affected as a result of such waiver) and shall promptly repay to the Agent any Tax Advance paid to such Indemnified Person in respect of such Taxes.

                        (l) Refunds. To the extent that any Indemnified Person has actually and finally received a refund of any Impositions or Other Taxes (including interest) that can be clearly identified as specifically relating to Impositions or Other Taxes paid or reimbursed by the Agent pursuant to this
Section 12.3 and that, after taking into account the amount of such refund,



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would result in the total payments under this Section 12.3 exceeding the amount due to such Indemnified Person from Agent under Section 12.3, such Indemnified Person shall pay to the Agent, with reasonable promptness following the date on which it actually receives such refund, an amount equal to the lesser of the amount of such refund or the amount of such excess, in each case net of all reasonable out-of-pocket expenses incurred by such Indemnified Person in securing such refund.

                  12.4 Agent's Special Tax Indemnity. To the extent any Tax results from actions by Agent, or failures by Agent to act (provided that indemnification hereunder with respect to any Tax arising as a result of Agent's acts or failures by Agent to act which are related to Completion shall be paid solely through payments in accordance with Article V hereof), Agent shall pay and assume all liability for and does hereby agree to, indemnify, defend and hold harmless any Indemnified Person on an After Tax Basis (but without duplication for any amount payable elsewhere under this Agreement or under any other Operative Agreement to the extent actually paid) from and against (a) any Tax or other cost resulting from the breach, inaccuracy or incorrectness of the representation found in Section 7.1(o), (b) any Taxes that have to be paid by Owner Trust under Section 4.1(b) of the Credit Agreement; and (c) any Taxes that would have to be indemnified by Owner Trust under Article XIII hereof. Any Taxes subject to indemnification hereunder shall be reimbursed in accordance with the provisions of Section 12.3(e).

                  12.5 Additional Costs. Agent agrees to pay any Additional Costs that are due and payable pursuant to the Credit Agreement and the Master Trust Agreement; provided, that except to the extent that such additional costs arise by reason of Agent's act or failure to act unrelated to Completion, Agent's obligations hereunder shall be satisfied solely from the proceeds of Payments.

                  12.6 Agent's Indemnity Exclusions. Any Claim, to the extent resulting from or arising out of or attributable to any of the following, is excluded from Agent's agreement to indemnify any Indemnified Person under this
Article XII other than Sections 12.3 and 12.4:

                        (a) acts, omissions or events occurring after the
            expiration or early termination of this Agreement and, if later, where required by this Agreement; surrender to Owner Trust or its successor of the Facility in compliance with the provisions of this Agreement;

                        (b) with respect to the relevant Indemnified Person, any
            offer, sale, assignment, transfer or other disposition (voluntary or involuntary) by or on behalf of (A) Owner Trust Parent of its interest in Owner Trust, or (B) Owner Trust of all or any of its interest in the Facility, (C) the Lenders of any of their interests in the Loans, or (D) the Certificate Participants of any of their beneficial interest of Owner Trust Parent, unless such offer, sale, assignment, transfer or other disposition is required by or otherwise made in compliance with the terms of the Operative Agreements or occurs in connection with the exercise of remedies during an Agent Event of Default;



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                        (c) the gross negligence or willful misconduct of an
            Indemnified Person seeking indemnification;

                        (d) the noncompliance with the terms of the Operative
            Agreements by, or the breach of any agreement, covenant, representation or warranty contained in any Operative Agreement to which it is a party of, the Indemnified Person seeking indemnification to the extent such noncompliance or breach has been finally determined by a court of competent jurisdiction;

                        (e) any obligation or liability expressly borne, assumed
            or to be paid in any Operative Agreement by the Indemnified Person seeking indemnification; provided, however, that such exclusion shall not apply to any indemnity obligations of Lessor expressly undertaken under the Operative Agreements;

                        (f) with respect to the Indemnified Person seeking
            indemnification, any claim constituting or arising from an Owner Trust's Lien attributable to such Indemnified Person (other than these Liens arising or created as a result of action undertaken or documents or instruments executed by Owner Trust pursuant to the request of Agent or in connection with an Agent Event of Default or a Guarantor Event of Default); provided, however, that this exception shall not apply with respect to Owner Trust obligations under Article XIII of this Agreement;

                        (g) any amendment other than an amendment to which Agent
            or Guarantor is a party or has been expressly requested by Agent or Guarantor in writing or which occurs in connection with any Agent Event of Default or Owner Trust Termination Event;

                        (h) any Claim that constitutes principal or interest on
            the Loans or Owner Trust Yield as opposed to amounts payable by Agent which are calculated based thereon;

                        (i) any Claim resulting from any event of default not
            caused by an Agent Event of Default; and

                        (j) any misdirection or misapplication of funds by any
            Secured Party.

                  12.7 Agent's Indemnification Procedure under Sections 12.1 and
12.2. Each Indemnified Person under Section 12.1 or 12.2 shall promptly after such Indemnified Person shall have actual knowledge thereof notify Agent in writing of any Claim as to which indemnification is sought; provided, that the failure so to notify Agent shall not reduce or affect Agent's liability which it may have to such Indemnified Person under Section 12.1 or 12.2. Any amount payable to any Indemnified Person pursuant to Section 12.1 or 12.2 shall be paid within ten (10) Business Days after receipt of such written demand therefor from such Indemnified



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Person, accompanied by a certificate of such Indemnified Person setting forth the calculations in reasonable detail constituting the basis for the indemnification thereby sought and (if such Indemnified Person is not a party hereto) an agreement to be bound by the terms hereof as if such Indemnified Person were such a party. Promptly after Agent receives notification of such Claim accompanied by such certificate, Agent shall notify such Indemnified Person whether it intends to pay, object to, compromise or defend any matter involving the asserted liability of such Indemnified Person. Agent shall have the right to investigate and so long as no Agent Event of Default shall have occurred and be continuing, Agent shall have the right in its sole discretion to defend or compromise any Claim for which indemnification is sought under Section
12.1 or 12.2, provided, further, that no Claim shall be compromised by Agent if there is (i) an admission of guilt, complicity or culpability or any criminal violation or gross negligence or willful misconduct on the part of such Indemnified Person or (ii) an incurrence of any payment obligation or other civil or criminal liability on the part of any Indemnified Person (unless with respect to a payment obligation it is paid by Agent) without the express written consent of such Indemnified Person. If Agent elects, subject to the foregoing, to compromise or defend any such asserted liability, it may do so at its own expense and by counsel selected by it and reasonably satisfactory to such Indemnified Person. Upon Agent's election to compromise or defend such asserted liability and prompt notification to such Indemnified Person or its intent to do so, such Indemnified Person shall cooperate at Agent's expense with all reasonable requests of Agent in connection therewith to minimize the amount of such Claim and the cost and expense to Agent of such compromise or defense (provided that such Indemnified Person shall not suffer any material economic, legal or regulatory disadvantage as a result of such cooperation) and will provide Agent with all information not within the control of Agent as is reasonably available to such Indemnified Person which Agent may reasonably request; provided, however, that such Indemnified Person shall not, unless otherwise agreed or required by Applicable Law, be obligated to disclose to Agent or any other Person, or permit Agent or any other Person to examine (a) any tax returns or related books and records of the Certificate Participants or Owner Trust, or (b) any confidential information or pricing information not generally accessible by the public possessed by Certificate Participants or Owner Trust (and, in the event that any such information is made available, Agent shall treat such information as confidential and shall take all actions reasonably requested by such Indemnified Person for purposes of obtaining a stipulation from all parties to the related proceeding providing for the confidential treatment of such information from all such parties). Where Agent, or the insurers under a policy of insurance maintained by Agent, undertake the defense of such Indemnified Person with respect to a Claim (with counsel reasonably satisfactory to such Indemnified Person and without reservation of rights against such Indemnified Person), no additional legal fees or expenses of such Indemnified Person in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of the Agent or such insurers. Notwithstanding the foregoing, an Indemnified Person may participate at its own expense in any judicial proceeding controlled by Agent pursuant to the preceding provisions, but only to the extent that such party's participation does not in the reasonable opinion of counsel to Agent interfere with such control; provided, however, that such party's participation does not



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constitute a waiver of the indemnification provided in Section 12.1 or 12.2;
provided, further, that if and to the extent that such Indemnified Person is advised by counsel that an actual or potential conflict of interest exists where it is advisable for such Indemnified Person to retain separate counsel or such Indemnified Person may be indicted or otherwise charged in a criminal complaint and such Indemnified Person informs Agent that such Indemnified Person desires to be represented by separate counsel, such Indemnified Person shall have the right to control its own defense of such Claim and the reasonable fees and expenses of such defense (including the reasonable fees and expenses of such separate counsel) shall be borne by Agent. So long as no Agent Event of Default shall have occurred and be continuing, no Indemnified Person shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of Agent unless (x) the Indemnified Person waives its rights to indemnification hereunder or (y) Agent has not acknowledged its indemnity obligation with respect thereto and there is a significant risk that a default judgment will be entered against such Indemnified Person. Nothing contained in this Section 12.7 shall be deemed to require an Indemnified Person to Contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

                  12.8 Agent's Subrogation. To the extent that a Claim indemnified by Agent under this Article XII is in fact paid in full by Agent or an insurer under an insurance policy maintained by Agent, Agent (so long as no Agent Event of Default shall have occurred and be continuing) or such insurer shall be subrogated to the rights and remedies of the Indemnified Person on whose behalf such Claim was paid to the extent of such payment (other than rights of such Indemnified Person under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Should an Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by Agent under Section 12.1 or 12.2 hereof, it shall promptly pay over to Agent the lesser of (i) the amount refunded reduced by the amount of any Tax incurred by reason of the receipt or accrual of such refund and increased by the amount of any Tax (but not in excess of the amount of such reduction) saved as a result of such payment or (ii) the amount Agent or any of their insurers has paid in respect of such Claim.

                  12.9 Agent's Survival of Agent's Indemnification Obligations. It is expressly understood and agreed that the indemnification obligations of Agent provided for in this Article XII shall survive the expiration or termination of, and shall be separate and independent from any remedy under, this Agreement or any direct or indirect acquisition of the Property or the Facility by Agent or a Designee; provided, that except in the case of a termination as a result of the exercise of the Remarketing Requirement or the Lease Option, such indemnification obligation shall no longer be subject to the following limitation set forth in the lead-in of Sections 12.1, 12.3(c) and 12.4: "To the extent Claims/Impositions/Tax results from actions by Agent, or failures by Agent to act (but excluding any Claim/Imposition/Tax arising as a result of Agent's acts or failures by Agent to act which are related to Completion)".



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                                  ARTICLE XIII

                            OWNER TRUST'S INDEMNITIES


                  13.1 Owner's Trust's General Indemnification. Owner Trust hereby assumes liability for and agrees to defend, indemnify and hold harmless each Lessor Indemnified Person on an After Tax Basis from and against any and all such Claims which may be imposed on, incurred by or asserted against such Lessor Indemnified Person in any way relating to or arising or alleged to arise out of (a) the proposed sale/purchase transaction with respect to its Property, the funding of its Lease Indebtedness, the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, delivery, acceptance, nondelivery, acquisition, handling, installation, operation, transportation, maintenance, testing, repair, leasing, subleasing, possession, use, modification, condition, sale, return, repossession (whether by summary proceedings or otherwise of its Property), or any other matter concerning this Agreement, the Construction Contracts, the other Operative Agreements, the Financing Documents, or its Property or the proposed conveyance of its Property or any part thereof; (b) any latent or other defects in its Property or otherwise whether or not discoverable by such Lessor Indemnified Person; (c) this Agreement, the Construction Contracts, the other Operative Agreements, the Financing Documents and any transaction contemplated thereby; (d) any breach by Owner Trust of any of its representations, warranties or covenants under this Agreement or failure by Owner Trust to perform or observe any covenant or agreement to be performed by it under this Agreement; (e) personal injury, death or property damage relating to its Property, including Claims based on strict liability in tort; (f) the performance of any labor or services or the furnishing of materials or other property in respect of its Property including any Claims of any nature by employees of Owner Trust or its Contractors; and (g) the Operative Agreements, the Financing Documents, or any transaction contemplated by any thereof, including the enforcement of any rights, terms or provisions thereof, any amendments or supplements thereto or any transaction contemplated thereby or liability in tort (strict or otherwise).

                  13.2 Owner Trust's Environmental Indemnity. Without limitation of any other provisions of this Agreement, Owner Trust hereby agrees to indemnify, hold harmless and defend each Lessor Indemnified Person on an After Tax Basis from and against any and all Claims (including third party Claims for personal injury or real or personal property damage), losses (including any loss of Value of the Facility or the Property), damages, Environmental Actions, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, legally enforceable requirements and enforcement actions, and all reasonable and documented costs and expenses incurred in connection therewith (including reasonable and documented legal and consultant fees and expenses), including all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any Governmental Authority, arising in whole or in part, out of any of the following:



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                        (a) the presence, as of the Closing Date, on or under
            the Facility or the Property of any Hazardous Condition or Hazardous Substance, or any Releases or discharges of any Hazardous Substance on, under, from or onto the Facility or the Property;

                        (b) any activity, including construction, carried on or
            undertaken on or off the Facility or the Property, and whether by Owner Trust, any Affiliate of Owner Trust or any predecessor in title or any employees, agents, contractors or subcontractors of Owner Trust, any Affiliate of Owner Trust or any predecessor in title, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substance or Hazardous Condition that at any time is located or present on or under the Facility or the Property;

                        (c) loss of or damage to the Facility or the Property or
            the environment (including, clean-up costs, response costs, remediation and removal costs, costs of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all documented expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws;

                        (d) any Environmental Violation or any Claim concerning
            any Environmental Violation, or any Environmental Action, or any act or failure by Owner Trust to act that would allow any Governmental Authority to record a Lien on the Facility or the Property; or

                        (e) any residual contamination on or under the Facility
            or the Property or any site related to the Facility or the Property, or affecting any natural resources or the environment, and any contamination of the Facility, the Property, or any site or natural resources or the environment arising in connection with the generation, use, handling, treatment, storage, transport or disposal of any Hazardous Substance, and irrespective of whether any of such activities were or will be undertaken in accordance with Applicable Laws.

                  13.3 Owner Trust's General Tax Indemnity.

                        (a) Payments Free and Clear. All payments made to or for the benefit of the applicable Trustee, Owner Trust Parent, the Master Owner Trustee, the Lenders, the Certificate Participants or the other Lessor Indemnified Persons under the Operative Agreements (including payments of any Financing Costs, Owner Trust Yield, fees and the purchase price payable on the exercise of the Purchase Option) shall be made free and clear of and without deduction for any and all present or future Impositions. If the Owner Trust, the Borrower, the applicable Trustee or any other Person ("Applicable Payor") shall be required by law to deduct any Impositions from or in respect of any amounts payable under this Agreement or any other



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Operative Agreement to or for the benefit of a Lender, Lender Agent, Certificate
Participant, the applicable Trustee, Owner Trust Parent, the Master Owner
Trustee or the Owner Trust or the other Lessor Indemnified Persons ("Applicable Payee"), (i) the amounts payable by the Applicable Payor (as rent, interest or otherwise) shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 13.3) the Applicable Payee shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Applicable Payor shall make such deductions and (iii) the Applicable Payor shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with all applicable laws. The Owner Trust will indemnify each Lessor Indemnified Person on an After Tax Basis for the full amount of any sums paid by such Lessor Indemnified Person pursuant to the second sentence of this Section 13.3(a) and any liability such Lessor Indemnified
Person may incur or be required to pay.

                        (b) [Intentionally Omitted.]

                        (c) Indemnification. Each Owner Trust shall indemnify, defend and hold harmless all Lessor Indemnified Persons from and against the full amount of all Impositions and Other Taxes (including current or future stamp, intangible, document or other Taxes that arise from the execution, delivery, recording or registration of this Agreement or any other agreement contemplated hereby) on an After Tax Basis except those arising from the gross negligence or willful misconduct of such Lessor Indemnified Person incurred in connection with the transactions contemplated by this Agreement and any other Operative Agreement (but without duplication for any amount payable elsewhere under this Agreement or under any other Operative Agreement to the extent actually paid) required to be paid by such Lessor Indemnified Person on its behalf or on behalf of any other Person, and any liability (including penalties, interest and expenses, except those arising from the gross negligence or willful misconduct of such Lessor Indemnified Person; provided, that solely for purposes of this parenthetical, gross negligence or willful misconduct shall include the failure by such Lessor Indemnified Person to provide written notice to the Owner Trust of any written notice from any Governmental Authority received by such Lessor Indemnified Person for any Imposition or Other Taxes as to which the Owner Trust may have an indemnity obligation pursuant to this Section 13.3 within ninety (90) days after such Lessor Indemnified Person shall have Actual Knowledge of such written notice, but only to the extent the Owner Trust shall have actually been prejudiced as a result of such failure), arising therefrom or with respect thereto (including from any obligation to file any Tax return, report or statement with respect to any such Impositions or Other Taxes and any liability the Lessor Indemnified Person may incur or be required to pay pursuant to Section 13.3 hereof) whether or not such Impositions or Other Taxes were correctly or legally asserted.

                        (d) [Intentionally Omitted.]



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                        (e) Payments. Each payment required to be made by the
Owner Trust pursuant to this Section 13.3 shall be paid either (i) when due directly to the applicable taxing authority by the Owner Trust if it is permitted to do so, or (ii) where direct payment is not permitted and with respect to gross up amounts, in immediately available funds to such Lessor Indemnified Person by the later of (A) 30 days following the Owner Trust's receipt of the Lessor Indemnified Person's written demand for the payment (which demand shall be accompanied by a statement of the Lessor Indemnified Person describing in reasonable detail the Taxes for which the Lessor Indemnified Person is demanding indemnity and the computation of such Taxes) and certifying that such costs are being charged to other similarly situated borrowers under similar financing arrangements or (B) subject to paragraph (k) below, in the case of amounts which are being contested pursuant to such paragraph (k), at the time and in accordance with a final determination of such contest, provided, however, that with respect to a payment pursuant to Section 12.3(ii)(D) (as incorporated in Section 13.3(k)(ii), in no event later than the date which is three Business Days prior to the date on which such Taxes are required to be paid to the applicable taxing authority. A Lessor Indemnified Person shall use reasonable best efforts to deliver any such demand within thirty (30) days after such Lessor Indemnified Person has Actual Knowledge that such payment is required; provided, that failure to deliver such demand within thirty (30) days shall not alter such Lessor Indemnified Person's rights under this Section 13.3.

                        (f) Prescribed Forms. Each Lessor Indemnified Person will deliver to the Owner Trust and the Agent on or before the Closing Date, copies of all Prescribed Forms. Thereafter and from time to time, each such Lessor Indemnified Person shall submit, or cause to be submitted, to Owner Trust and the Agent such additional duly completed and signed copies of the Prescribed Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested by Owner Trust or the Agent, and (ii) required under then-current United States law or regulations to avoid United States withholding taxes on payments in respect of all amounts to be received by such Lessor Indemnified Person pursuant to the Operative Agreements, including fees. If such Lessor Indemnified Person determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to Owner Trust any form or certificate that such Lessor Indemnified Person is obligated to submit pursuant to this Section 13.3, or that such Lessor Indemnified Person is required to withdraw or cancel any such form or certificate previously submitted, such Lessor Indemnified Person shall promptly notify Owner Trust of such fact.

                        (g) Reports. If any report, return, or statement is required to be filed with respect to Taxes that are subject to indemnification under Section 13.3 or 13.4, Agent shall, if permitted by Applicable Law, timely prepare and file such report, return, or statement; provided, however, if Agent is not permitted by Applicable Law to file such return, Agent shall promptly notify the appropriate Person, in which case the Person, at Agent's expense, will file any return after Agent properly prepares such return.



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                        (h) Restructuring. If Owner Trust is liable (or appears,
in Owner Trust's or Agent's reasonable belief, that Owner Trust will be liable) for any Imposition under Section 13.3 or 13.4 hereof, the applicable Owner
Trust, Owner Trust Parent and the Lenders agree to cooperate with Owner Trust and Agent to take all reasonable actions which are necessary or appropriate to restructure the transactions contemplated hereby in any reasonable manner requested by Owner Trust and Agent to avoid or minimize Owner Trust's indemnification obligations hereunder; provided, however, the applicable Owner Trust, Owner Trust Parent and the Lenders shall not be required to take any action that results in any Tax, cost or other expense to such Person (or any of its Affiliates) or which, in such Person's reasonable belief, would have an adverse effect on such Person's (or any of its Affiliate's) rights under this Agreement or another Operative Agreement or to its business or, in such Person's reasonable belief, would cause such Person (or one of its Affiliates) to violate any Applicable Law.

                        (i) Receipt. Within thirty (30) days after the date of any deduction of any Impositions, the Applicable Payor shall furnish to the Applicable Payee and the Administrative Agent the original or a certified copy of a receipt or other documentation evidencing payment thereof.

                        (j) Determinations. The determination of all Impositions to be paid or indemnified against by the Owner Trust under this Section 13.3 on an After Tax Basis shall be made (in good faith) by the affected Applicable Payee. Such determination shall state with reasonable clarity and detail the basis for such determination, shall certify that such costs are being charged to other similarly situated borrowers under similar financing arrangements and shall, absent manifest error, be final and conclusive and binding on the Owner Trust. In no event shall the Owner Trust in connection with this Section 13.3 or for any other purpose whatsoever under any Operative Agreement have any right to examine any Tax return or related books and records of any Applicable Payee.

                        (k) Contests.

                           (i) If any Tax Claim shall be made against any Lessor
                  Indemnified Person for any Tax as to which the Owner Trust may have an indemnity obligation pursuant to this Section 13.3, such Lessor Indemnified Person shall as soon as practicable after its receipt or commencement, and in any event within thirty (30) days notify the Owner Trust and Agent in writing and furnish the Owner Trust and Agent with copies of such Tax Claim and all other writings received from the taxing authority to the extent relating to such Tax Claim (provided, that failure to so notify the Owner Trust and Agent within thirty (30) days shall not alter such Lessor Indemnified Person's rights under this Section 13.3 except to the extent such failure precludes or materially adversely affects the ability to conduct a contest of any Tax Claim) and shall not take any action with respect to such Tax Claim without the written consent of the Owner Trust and Agent (such consent not to be unreasonably withheld or unreasonably delayed) for thirty (30) days after the receipt of such notice by the Owner Trust and Agent; provided, however, that in the case of any such Tax Claim, if such Lessor Indemnified Person shall be required by law or regulation to take action prior to the end of such 30-day period, such Lessor Indemnified Person shall in such notice to the Owner Trust and Agent, so inform the Owner Trust and Agent, and such Lessor Indemnified Person shall not take any action with respect to such Tax Claim without the consent of the Owner Trust and Agent (such consent not to be unreasonably withheld or unreasonably



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                  delayed) for ten (10) days after the receipt of such notice by the Owner Trust and Agent unless the Lessor Indemnified Person shall be required by law or regulation to take action prior to the end of such 10-day period.

                           (ii) The Agent shall be entitled for a period of
                  thirty (30) days from receipt of such notice from the Lessor Indemnified Person (or such shorter period reasonably specified by the Lessor Indemnified Person as the Lessor Indemnified Person has notified the Agent as required by law or regulation for such Lessor Indemnified Person to commence such contest of such Tax Claim), to request in writing that such Lessor Indemnified Person contest the imposition of such Tax, at the Agent's sole cost and expense and the Lessor Indemnified Person shall not pay such Tax Claim during such period. The provisions of Section 12.3(k) shall control the conduct of any Tax Claim with all references in such Section to "Indemnified Person" being deemed references to "Lessor Indemnified Person."

                           (iii) Notwithstanding anything contained herein to
                  the contrary, a Lessor Indemnified Person will not be required to contest (and the Agent shall not be permitted to contest) a Tax Claim with respect to the imposition of any Tax if such Lessor Indemnified Person shall waive its right to indemnification under this Section 13.3 with respect to such Tax Claim (and any Tax Claim with respect to such year or any other taxable year the contest of which is materially adversely affected as a result of such waiver and shall promptly repay to the Agent any Tax Advances paid to such Lessor Indemnified Person in respect of such Taxes).

                        (l) Refunds. To the extent that any Lessor Indemnified Person has actually and finally received a refund of any Impositions or Other Taxes (including interest) that can be clearly identified as specifically relating to Impositions or Other Taxes paid or reimbursed by the Owner Trust pursuant to this Section 13.3 and that, after taking into account the amount of such refund, would result in the total payments under this Section 13.3 exceeding the amount due to such Lessor Indemnified Person from Owner Trust under this Section 13.3, such Lessor Indemnified Person shall pay to the Owner Trust, or Agent, as applicable, with reasonable promptness following the date on which it actually receives such refund, an amount equal to the lesser of the amount of such refund or the amount of such excess, in each case net of all



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reasonable out-of-pocket expenses incurred by such Lessor Indemnified Person in securing such refund.

                  13.4 Owner Trust's Special Tax Indemnity. To the extent any Tax results from actions by Agent, or failures by Agent to act (provided that indemnification hereunder with respect to any Tax arising as a result of Agent's acts or failures by Agent to act which are related to Completion shall be paid solely through payments in accordance with Article V hereof), Owner Trust shall pay and assume all liability for and does hereby agree to, indemnify, defend and hold harmless any Lessor Indemnified Person on an After Tax Basis (but without duplication for any amount payable elsewhere under this Agreement or under any other Operative Agreement to the extent actually paid) from and against (a) any Tax or other cost resulting from the breach, inaccuracy or incorrectness of the representation found in Section 7.1(o) and (b) any Taxes that have to be paid by Owner Trust under Section 4.1(b) of the Credit Agreement. Any Taxes subject to indemnification hereunder shall be reimbursed in accordance with the provisions of Section 13.3(e).

                  13.5 Indemnity Exclusions. Any Claim, to the extent resulting from or arising out of or attributable to any of the following, is excluded from each Owner Trust's agreement to indemnify any Lessor Indemnified Person under this Section 13 other than Sections 13.3 and 13.4:

                        (a) acts, omissions or events occurring after the
            expiration or early termination of this Agreement and, where required by this Agreement, surrender to the Agents or its successor of the Facility in compliance with the provisions of this Agreement;

                        (b) with respect to the relevant Lessor Indemnified
            Person, any offer, sale, assignment, transfer or other disposition (voluntary or involuntary) by or on behalf of (i) Owner Trust Parent or its Affiliates of any of their interest in the applicable Owner Trust, or (ii) the applicable Owner Trust of all or any of its interest in the Facility, or (iii) the Lenders of any of their interests in the Loans, unless such transfer is required by the terms of the Operative Agreements or occurs in connection with the exercise of remedies during an Event of Default;

                        (c) the gross negligence or willful misconduct of the
            Lessor Indemnified Person seeking indemnification;

                        (d) the noncompliance with the terms of the Operative
            Agreements by, or the breach of any agreement, covenant, representation or warranty of, the Lessor Indemnified Person seeking indemnification;

                        (e) any obligation or liability expressly borne, assumed
            or to be paid in any Operative Agreement by the Lessor Indemnified Person seeking indemnification;



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                        (f) with respect to the Lessor Indemnified Person
            seeking indemnification, any claim constituting or arising from a Lien attributable to such Lessor Indemnified Person (other than these Liens arising or created as a result of action undertaken or documents or instruments executed by the Owner Trust pursuant to the request of Administrative Agent on behalf of the Lenders or the Authorized Representative of any other Secured Party);

                        (g) any amendment other than an amendment to which any
            Agent is a party or has been expressly requested by Agent in writing;

                        (h) any Claim resulting from any event of default not
            caused by an Agent Event of Default, if applicable, an Owner Trust Termination Event or a Guarantor Event of Default; and

                        (i) any misdirection or misapplication of funds by any
            Certificate Participant, Owner Trust Parent or by Owner Trust (but in the case of Owner Trust, only to the extent such misdirection or misapplication is attributable to such Certificate Participant or Owner Trust Parent or their Affiliates).

                  13.6 Indemnification Procedure under Section 13.1 or 13.2. Each Lessor Indemnified Person under Section 13.1 or 13.2 shall promptly after such Lessor Indemnified Person shall have actual knowledge thereof notify the Owner Trust and Agent in writing of any Claim as to which indemnification is sought; provided, that the failure so to notify the Owner Trust and Agent shall not reduce or affect the Owner Trust's liability which it may have to such Lessor Indemnified Person under Section 13.1, 13.2, 13.3 or 13.4. Any amount payable to any Lessor Indemnified Person shall be paid within fifteen (15) days after receipt of such written demand therefor from such Lessor Indemnified Person, accompanied by a certificate of such Lessor Indemnified Person stating in reasonable detail the basis for the indemnification thereby sought and (if such Lessor Indemnified Person is not a party hereto) an agreement to be bound by the terms hereof as if such Lessor Indemnified Person were such a party. Promptly after the Owner Trust receives notification of such Claim accompanied by a written statement describing in reasonable detail the Claims which are the subject of and basis for such indemnity and the computation of the amount so payable, the Owner Trust (acting at the direction of Agent) shall notify such Lessor Indemnified Person whether it intends to pay, object to, compromise or defend any matter involving the asserted liability of such Lessor Indemnified Person. The Agent shall have the right to investigate and so long as no Event of Default shall have occurred and be continuing, the Agent shall have the right in its sole discretion to defend or compromise any Claim for which indemnification is sought under Section 13.1 or 13.2, provided, further, that no Claim shall be compromised by the Agent on a basis that admits any criminal violation or gross negligence or willful misconduct on the part of such Lessor Indemnified Person without the express written consent of such Lessor Indemnified Person. If the Agent elects, subject to the foregoing, to compromise or defend any such asserted liability, the provision of Section 12.7



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shall control with all references therein to "Indemnified Person" being deemed to be references to "Lessor Indemnified Person."

                  13.7 Subrogation. To the extent that a Claim indemnified by the Owner Trust under this Article XIII is in fact paid in full by the Owner Trust, Agent or an insurer under an insurance policy maintained by the Owner Trust or Agent, the Owner Trust or, (so long as no Event of Default shall have occurred and be continuing, Agent,) or such insurer shall be subrogated to the rights and remedies of the Lessor Indemnified Person on whose behalf such Claim was paid to the extent of such payment (other than rights of such Lessor Indemnified Person under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Should a Lessor Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by the applicable Owner Trust hereunder, it shall promptly pay over to the applicable Owner Trust the lesser of (a) the amount refunded reduced by the amount of any Tax incurred by reason of the receipt or accrual of such refund and increased by the amount of any Tax (but not in excess of the amount of such reduction) saved as a result of such payment or (b) the amount the applicable Owner Trust or any of its insurers has paid in respect of such Claim.

                  13.8 Survival of Indemnification Obligations. It is expressly understood and agreed that the indemnification obligations of the Owner Trust provided for in this Article XIII shall survive the expiration or termination of and shall be separate and independent from any remedy under this Agreement or any direct or indirect acquisition of any Property by Agent or a Designee.

                  13.9 Limitation on Indemnification. Notwithstanding the provisions of this Article XIII, each of the Lessor Indemnified Persons hereby acknowledge and agree that with respect to those matters covered in Article XII hereof Owner Trust's obligations set forth in this Article XIII are intended to pass through the obligations of the Agent set forth in such Article XII or, shall be contingent upon receipt of payments from the Agent under such Article XII and the Owner Trust agrees not to contest the amount of any indemnification paid by Agent (and received by the applicable Owner Trust) pursuant to court order, arbitration proceeding or agreement reached among the applicable Lessor Indemnified Person and Agent with respect thereto and be bound by such court order, arbitration proceeding or agreement.

                  13.10 Third Party Beneficiary Rights. Any Person who is or becomes an Indemnified Party hereunder but which is not a signatory hereto shall have the rights granted under this Article XIII to enforce such provisions.



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                                   ARTICLE XIV

                                CREDIT AGREEMENT,
                           MASTER TRUST AGREEMENT AND
                         OTHER FINANCING DOCUMENT RIGHTS


                  14.1 Assignment of Credit Agreement, Master Trust Agreement Rights and Other Financing Documents. Notwithstanding anything to the contrary contained in the Financing Documents, Owner Trust hereby irrevocably assigns and conveys to Agent the following rights of Owner Trust as "Borrower" or "Company", as applicable, under the Financing Documents and agrees that so long as no Agent Event of Default has occurred and is continuing:

                        (a) Agent shall have the right to execute and deliver
            all Payment Directions/Borrowing Notices hereunder and similar notices under the Financing Documents as such notices relate to the Facility;

                        (b) Agent shall have the right to convert or continue
            Lease Indebtedness relating to the Facility in accordance with the Financing Documents;

                        (c) Agent shall have the right to receive copies of all
            notices delivered to the Secured Parties under the Financing Documents and the other Operative Agreements and such notices shall not be effective until received by Agent;

                        (d) Agent shall have the right, but not the obligation,
            to cause prepayment of the Lease Indebtedness in accordance with the Intercreditor Agreement;

                        (e) Agent shall have the right but not the obligation to
            cure, to the extent susceptible to a cure, any event of default of Owner Trust under the Financing Documents;

                        (f) Agent shall have the right, but not the obligation,
            to approve any successor Issuing Bank or any Administrative Agent pursuant to Section 7.9 of the Credit Agreement or similar Person pursuant to any similar provision of any Financing Document;

                        (g) [Intentionally Omitted];

                        (h) Agent shall have the right, but not the obligation,
            to control the defense of any Claim or Imposition and consent to the settlement thereof, in each case pursuant to any Financing Document;



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                        (i) Agent shall have the right to approve the form of
            Letter of Credit Applications under (and as defined in) the Credit Agreement and other Financing Documents;

                        (j) Agent shall have the right to reallocate the
            Lenders' Commitments amongst the various Tranches pursuant to
            Section 2.9(c) of the Credit Agreement or similar provisions of the other Financing Documents;

                        (k) Agent shall have the right to replace Issuing Bank,
            Administrative Agent or any Lender or any Authorized Representative or Secured Party at any time; provided, however, that the Administrative Agent may only be removed hereunder for cause;

                        (l) Agent shall have the right to approve the form of
            collateral for the Deposit Account Collateral for loans subject to a collateral deposit requirement in accordance with Section 5.1(e) of the applicable Construction Agency Agreement;

                        (m) Agent shall have the right to execute and deliver
            all Disbursement Requests under each Loan Agreement or other Bond Document or Financing Document;

                        (n) Agent shall have the right, but not the obligation
            (except as specifically provided for herein), to cause redemption of the Bonds in accordance with any Loan Agreement or other Bond Document or Financing Document;

                        (o) Agent shall have the right, but not the obligation,
            to direct the investment or reinvestment of Bond Proceeds pursuant to each Loan Agreement or other Financing Document;

                        (p) Agent shall have the right, but not the obligation,
            to control the defense of any indemnification claim and consent to the settlement thereof, in each case pursuant to each Loan Agreement or other Financing Document; and

                        (q) Agent shall have the right, but not the obligation,
            to direct Owner Trust in the administration of each Loan Agreement or other Financing Document.

Owner Trust shall have no right to perform any of the foregoing actions or exercise any of the foregoing rights.



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                                   ARTICLE XV

                                  MISCELLANEOUS


                  15.1 Intent. It is the intent of the parties hereto that for purposes of commercial, real estate, bankruptcy, federal, state and local tax law and banking regulations, (a) the transactions contemplated hereby are a financing arrangement between Agent, as borrower, and the Secured Parties, as lenders; (b) Owner Trust is a security device for the repayment of the amounts due the Secured Parties; (c) the Property is pledged to secure the payment of the debt owed the Secured Parties as provided for in the Security Documents (and for tax purposes, the debt owed Certificate Participants); and (d) the obligation of Agent to pay the Termination Amount or the Funded Budget Amount pursuant to this Agreement shall be treated as payments of interest on and principal of, respectively, from the Secured Parties. For commercial, real estate, bankruptcy and banking regulations, it is the intent of the parties hereto that Agent hereby collaterally conveys, assigns, transfers and sets over to Owner Trust on behalf of the Secured Parties and grants a security interest in, all of the right, title and interest of Agent in, to and under the Property and all proceeds thereof and all of Agent's right, title and interest in, to and under Agent's estate under this Agreement, all to secure payment and performance of all obligations of Agent under the Operative Agreements, effective on the date hereof in accordance with the terms of the Intercreditor Agreement. Specifically, but without limiting the generality of this Section 15.1, Owner Trust and Agent further intend and agree that, for the purpose of securing Agent's obligations for the repayment of the amounts outstanding from Owner Trust to Agent, (x) this Agreement shall be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC; and (y) the conveyance provided for hereby shall be deemed to be a grant by Agent to Owner Trust of a lien and security interest in all of Agent's present and future right, title and interest in and to the Property (whether now existing or hereafter acquired), including all right, title and interest of Agent in all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure the amounts outstanding hereunder. The parties further intend that Owner Trust and Owner Trust Parent shall be disregarded for income tax purposes and that Agent shall be treated as owner of the Property for income tax purposes and shall be entitled to all tax benefits associated with ownership, including deductions for depreciation. Each party hereto agrees and covenants that it shall not (unless required to do so under Applicable Law) file any tax return, statement, or schedule, or take any other action, inconsistent with such treatment, or take any action that would cause Owner Trust or Owner Trust Parent to be taxed as an association taxable as a corporation or to cause Owner Trust to be taxable as a trust that is not a grantor trust for United States federal income tax purposes. Solely to the extent that a court were to construe this Agreement as a Lease under (and as defined in) Article 2A of the Uniform Commercial Code as in effect from time to time in the State of New York (the "NY UCC"), to the maximum extent permitted by Applicable Law, Agent hereby waives any rights to which it may be entitled as a lessee under



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Article 2A of the NY UCC, including, without limitation, the right to revoke or reject acceptance of the relevant goods.

                  15.2 Notices. (a) Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing and delivered (i) personally, (ii) by a nationally recognized overnight courier service, (iii) by mail (by registered or certified mail, return receipt requested, postage prepaid) or (iv) by facsimile (with verbal confirmation of such transmission), in each case directed to the address of such Person as indicated below, or to such other address as may be hereafter notified by the respective parties hereto:


                     Agent: Reliant Energy [_____________], LLC 1111 Louisiana Street
                                   Houston, TX  77002
                                   Attention: James E. Hammelman
                                   Telephone: (713) 207-3351
                                   Facsimile: (713) 207-9916
                                   and
                                   Attention: Michael Jines
                                   Telephone: (713) 207-7465
                                   Facsimile: (713) 207-0116

            With a copy to:        Reliant Resources, Inc.
                                   1111 Louisiana Street, 47th Floor
                                   Houston, TX  77002
                                   Attention: Rex Clevenger
                                   Telephone: (713) 207-3160
                                   Facsimile: (713) 207-0988

               Owner Trust:        [_____________] Trust
                                   c/o First Union Trust Company, National
                                   Association
                                   One Rodney Square
                                   920 King Street
                                   Suite 102
                                   Wilmington, Delaware 19801
                                   Attention: Corporate Trust Administration
                                   Telephone: (302) 888-7532
                                   Facsimile: (302) 888-7544


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                      Bank:        First Union Trust Company, National
                                   Association
                                   One Rodney Square
                                   920 King Street
                                   Suite 102
                                   Wilmington, Delaware 19801
                                   Attention: Corporate Trust Administration
                                   Telephone: (302) 888-7532
                                   Facsimile: (302) 888-7544

      Administrative Agent:




                Certificate
              Participants,
              Lender Agents
               and Lenders:        At the addresses set forth on Schedule I


Any such notice shall be effective upon receipt or refusal. From time to time any party may designate a new address for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section. The parties agree and acknowledge that time is of the essence for purposes of notices under this Agreement.

                  (a) Agent acknowledges and agrees that any agreement of Owner Trust to receive certain notices by facsimile (including any Payment Directions/Borrowing Notices and Quarterly Certificates) from Agent is solely for the convenience and at the request of Agent. Owner Trust shall be entitled to reasonably rely on any notices signed by a Responsible Officer of Agent and Owner Trust shall not have any liability to Agent or other Person on account of any action taken or not taken by Owner Trust in reliance upon such facsimile notice. The obligation of Agent to make any payment pursuant to Section 8.2, 10.1, 11.2 or Article XII shall not be affected in any way or to any extent by any failure by Owner Trust to receive written confirmation of any facsimile notice or the receipt by Owner Trust of a confirmation which is at variance with the terms contained in the facsimile notice.

            15.3 Assignment; Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of Owner Trust and Agent and their respective permitted successors and assigns.

                  (b) Subject to Article X, Agent shall not assign any of its rights or obligations hereunder without the prior written consent of Owner Trust and Administrative Agent and Collateral Agent; provided, that notwithstanding the foregoing, Agent shall have the right, from time to time, to assign any or all of its rights or obligations hereunder to any Designee



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(in the case of an assignment of the Purchase Option in accordance with Section
10.1(c)) or any Affiliate of Agent, so long as (i) the Guaranty remains in full force and effect, as confirmed in writing by the Guarantor, and Agent agrees to provide Owner Trust with at least five (5) Business Days prior written notice of any such assignment and (ii) in the event the assignee is a non-United States Affiliate of Agent, such assignee agrees in writing that service of process may be made on such assignee at the address of Guarantor in the same manner as provided for in the Guaranty; provided, that Agent also delivers to Owner Trust and Collateral Agent new UCC Financing Statements, legal opinions and such other documents necessary for the perfection of Liens on the Facility as Owner Trust may reasonably request.

                  (c) If as a result of any change in applicable law or regulation (i) Owner Trust is prohibited from making or maintaining any Payments or (ii) being party to the Purchase Agreements or owning the assets contemplated thereby, or (iii) Owner Trust's participation in the transactions contemplated by this Agreement becomes substantially more costly or administratively burdensome, Owner Trust may, or at the direction of Agent shall, assign to one or more Owner Trust Eligible Assignees all or a portion of Owner Trust's rights and obligations under this Agreement (including all or a portion of its Aggregate Owner Trust's Contribution Commitment and the Payments owing to it); provided, however, that (A) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (B) except in the case of an assignment of all of Owner Trust's rights and obligations under this Agreement, the amount of the Aggregate Owner Trust's Contribution Commitment being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000, (C) the parties to each such assignment shall execute an Assignment and Acceptance and (D) at the time of execution of the Assignment and Acceptance, such assignee shall deliver to Agent any necessary Prescribed Forms in accordance with Section 13.3(f). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of Owner Trust hereunder and (y) Owner Trust shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of Owner Trust's rights and obligations under this Agreement, Owner Trust shall cease to be a party hereto, except that the rights of Owner Trust under Article XII shall continue with respect to events and occurrences before or concurrently with its ceasing to be a party hereto).

                  (d) By executing and delivering an Assignment and Acceptance, Owner Trust and the assignee thereunder confirm to and agree with each other as follows: (i) other than as provided in such Assignment and Acceptance, Owner Trust makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Operative Agreement or any other instrument or document furnished pursuant hereto or in connection herewith or the



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execution, legality, validity, enforceability, genuineness, sufficiency or value of any Operative Agreement or any other instrument or document furnished pursuant hereto or in connection herewith; (ii) Owner Trust makes no representation or warranty and assumes no responsibility with respect to the financial condition of Agent or the Guarantor or any other Person or the performance or observance by Agent or the Guarantor or any other Person of any of its respective obligations under any Operative Agreement or any other instrument or document furnished pursuant hereto or in connection herewith;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 3.01(a) of the Guaranty and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon Owner Trust and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, any of the other Operative Agreements or any other instrument or document; (v) such assignee confirms that it is an Owner Trust Eligible Assignee; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it.

                  (e) Upon the execution of an Assignment and Acceptance by an Owner Trust Eligible Assignee, Owner Trust shall give prompt written notice thereof to Agent.

                  (f) Owner Trust may, in connection with any assignment or proposed assignment pursuant to this Section 15.3, disclose to the assignee or proposed assignee any information relating to Agent or any of its Affiliates furnished to Owner Trust by or on behalf of Agent or any of its Affiliates; provided, that prior to any such disclosure, the assignee or proposed assignee shall execute and deliver to Owner Trust and Agent a confidentiality agreement reasonably satisfactory to Owner Trust and Agent.

                  (g) Notwithstanding any other provision set forth in this Agreement, Owner Trust may at any time create a security interest in all or any portion of its rights under this Agreement (including the Payments owing to it) in favor of the Secured Parties.

            15.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANOTHER JURISDICTION).

            15.5 SUBMISSION TO JURISDICTION; WAIVERS; SERVICE OF PROCESS. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER



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         OPERATIVE AGREEMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND
         ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (c) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 15.5(c) ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES;

                  (d) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY DELIVERING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, RETURN RECEIPT REQUESTED TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SECTION 15.2 OR AT SUCH OTHER ADDRESS AS SUCH PARTY SHALL HAVE GIVEN NOTICE TO THE OTHER PARTIES; AND

                  (e) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

            15.6 WAIVERS OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

            15.7 Amendments and Waivers. No amendments, waivers, supplements or modifications hereto, shall be effective unless the same shall be in writing and signed by Owner Trust and Agent, with the consent of the requisite applicable Authorized Representatives and Secured Parties, subject to Section 5 of the Intercreditor Agreement.



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



                                                   Construction Agency Agreement


            15.8 Counterparts. This Agreement may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            15.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            15.10 Headings and Table of Contents. The headings and table of contents contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            15.11 Parties in Interest. Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

            15.12 Payment Obligations Absolute. Except as otherwise specifically provided in this Agreement, to the extent permitted by Applicable Law, all payments to Owner Trust by Agent pursuant to Section 8.2, 10.1, 11.2 or Article XII shall be made in all events without any abatement, suspension, deferment, reduction, deduction, defense, setoff or counterclaim to Administrative Agent for the account of the Secured Parties and Owner Trust at Collateral Agent's office specified in Section 19 of the Collateral Agency and Intercreditor Agreement to be distributed as provided in Sections 8 of the Collateral Agency and Intercreditor Agreement.

            15.13 Further Assurances. Each of the parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of Agent (subject to reimbursement by Owner Trust pursuant to the Budget), all such further acts, conveyances, documents and assurances as the other party hereto may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement and the transactions contemplated hereby.

            15.14 Limitations on Recourse. The parties hereto agree that Bank, in its individual capacity shall have no personal liability whatsoever to Agent or its respective successors and assigns for any claim based on or in respect of this Agreement or any of the other Operative Agreements or arising in any way from the transactions contemplated hereby or thereby; provided, however, that Bank shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in Section 7.3 or (c) for any Taxes based on or measured by any fees, commission or compensation received by it for acting as Trustee as contemplated by the Operative Agreements. It is understood and agreed that, except as provided in the preceding proviso: (i) Bank shall have no personal liability under any of the Operative Agreements as a result of acting pursuant to and

                                                   Construction Agency Agreement


consistent with any of the Operative Agreements; (ii) all obligations of Bank to Agent are solely nonrecourse obligations except to the extent that Bank has received payment from others and are enforceable solely against Owner Trust's interest in the Property; (iii) all such personal liability of Bank is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Agreements by Owner Trust; and (iv) this Agreement is executed and delivered by Bank solely in the exercise of the powers expressly conferred upon it as the Trustee of Owner Trust under the Trust Agreement.

            15.15 No Petition. Each of Agent, Owner Trust and Bank hereby covenants and agrees that, prior to the date of the winding up of Owner Trust and payment of all liabilities in accordance with Section 3808 of the Business Trust Statute (as defined in the Trust Agreement), each of the parties will not institute against, or join with any other Person in instituting against, Owner Trust Parent or Owner Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 15.15 shall survive termination of this Agreement.

            15.16 Conflict in Operative Agreements. If there is any conflict between any Operative Agreements, such Operative Agreement shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, this Agreement shall prevail and control.

                                   ARTICLE XVI

                           REPRESENTATIONS, WARRANTIES
                  AND COVENANTS OF THE CERTIFICATE PARTICIPANTS


            16.1 Trust Agreements. Each Certificate Participant hereby agrees to perform its obligations under, and otherwise comply with, the provisions of the Operative Agreements to which such Person is a party (the "Trust Agreements"). None of the Secured Parties shall terminate, amend, modify or waive any of the Trust Agreements or any of the organizational documents of Owner Trust or Owner Trust Parent, if any such termination, amendment, modification or waiver could reasonably be expected to have a material adverse effect on (a) the rights and obligations of Agent under this Agreement, including the rights of Agent to obtain or benefit from Payments, distributions or the release of any Liens pursuant to this Agreement or (b) the intent of the parties as expressed in
Section 15.1.

            16.2 [Intentionally Omitted].

            16.3 Upstream Purchase and Releases. Each Certificate Participant and Owner Trust Parent agrees to be bound by, and comply with, the provisions of
Article X. The Secured Parties agree to release any Liens and to take other actions necessary or appropriate to effectuate

                                                   Construction Agency Agreement


the consummation of the Purchase Option at the cost and expense of the Agent and subject to the compliance by Agent in all respects with the terms of Article X.

            16.4 Disclosure. The parties to this Agreement agree that, notwithstanding any contrary implication in any of the documents related to this transaction to the contrary, disclosure of this structure and the aspects (as defined and used in Treas. Reg. Section 301.6111-2T(c)(i)) of the transactions contemplated hereby are not limited in any way. The parties further agree that the structure and tax aspects of the transactions contemplated hereby are not protected from disclosure or use in any manner (such as a claim that the tax aspects or structure are proprietary to any Person).

            16.5 Representations and Warranties of Secured Parties. Each of the Secured Parties other than Bondholders represents and warrants to each of the other parties hereto as follows:

                  (a) Due Organization, etc. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority to enter into the Operative Agreements to which such Person is a party (the "Financier Documents") (assuming due authorization, execution and delivery thereof by the other parties thereto), and perform the obligations under each of the Financier Documents to which such Person is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by the Financier Documents.

                  (b) Authorization. The execution, delivery and performance of each Financier Document to which such Person is or will be a party (assuming due authorization, execution and delivery thereof by the other parties thereto) has been duly authorized by all necessary action on its part.

                  (c) Enforceability, etc. Each of the Financier Documents to which such Person is a party is the legal, valid and binding obligation of such Person, and has been duly executed and delivered by such Person, and the other Financier Documents to which such Person will, upon execution and delivery thereof, constitute a legal, valid and binding obligation enforceable against such Person, in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

                  (d) ERISA. No part of the funds to be used by any Secured Party to make its investment pursuant to the Financier Documents, directly or indirectly, constitutes or is deemed to constitute assets (within the meaning of ERISA and any applicable rules, regulations and court decisions thereunder) of any employee benefit plan (as defined in Section 3(3) of ERISA).

                                                   Construction Agency Agreement


            16.6 Confidentiality. Each of Owner Trust and the Secured Parties agrees to exercise its best efforts to keep and to cause any third party recipient of the information described in this Section 16.6 to keep any information delivered or made available by Agent to it (including any information obtained pursuant to Section 7.4) confidential; provided, that nothing shall prevent Owner Trust or any Secured Party from disclosing such information (a) to any other Secured Party for the purpose of administering or enforcing this Agreement or the other Operative Agreements, (b) pursuant to subpoena or upon the order of any court or administrative agency, (c) upon the request or demand of any Governmental Authority having jurisdiction over Owner Trust or such Secured Party, (d) if such information has been publicly disclosed other than in connection with a breach of this Section, (e) to the extent reasonably required in connection with any litigation to which either Owner Trust, any Secured Party or their respective Affiliates may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to Owner Trust's or such Secured Party's, as the case may be, legal counsel, independent auditors and other professional advisors, (h) to any actual or proposed permitted assignee of Owner Trust or a Secured Party that has agreed in writing to be bound by the provisions of this Section 16.6. Unless prohibited from doing so by applicable law, in the event that any Secured Party is legally requested or required to disclose any confidential information pursuant to clause (b), (c), or (e) of this Section 16.6, such party shall promptly notify the Agent of such request or requirement prior to disclosure so that the Agent may seek an appropriate protective order and/or waive compliance with the terms of this Agreement. If, however, in the opinion of counsel for such party, such party is nonetheless, in the absence of such order or waiver, compelled to disclose such confidential information or otherwise stand liable for contempt or suffer possible censure or other penalty or liability, then such party may disclose such confidential information without liability to the Agent; provided, however, that such party will use its best efforts to minimize the disclosure of such information. Subject to the exceptions above to disclosure of information, each Secured Party agrees that it shall not publish, publicize, or otherwise make public any information regarding this Agreement or the transactions contemplated hereby without the written consent of the Agent, in its sole discretion. Subject to the exceptions above to disclosure of information, Owner Trust, each of the Secured Parties and Agent agrees that it shall not publish, publicize, or otherwise make public any information regarding this Agreement or the transactions contemplated hereby without the written consent of Agent and the Secured Parties.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Construction Agency Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                            OWNER:

                            [_____________] TRUST

                            By:    First Union Trust Company, National
                                   Association, not in its individual capacity,
                                   but solely as Owner Trustee


                                   By:
                                      ------------------------------------------
                                      Name:  Michael W. Orendorf
                                      Title: Vice President



                            AGENT:

                            RELIANT ENERGY [_____________], LLC


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            BANK:

                            FIRST UNION TRUST COMPANY, NATIONAL
                                ASSOCIATION, in its individual
                                capacity, but only to the extent
                                expressly provided for herein


                            By:
                               -------------------------------------------------
                               Name:  Michael W. Orendorf
                               Title: Vice President

                            OWNER TRUST PARENT:

                            APPLE INVESTMENTS 2001 TRUST


                            By:   First Union Trust Company, National
                                  Association, not in its individual capacity,
                                  but solely as Owner Trustee


                                   By:
                                      ------------------------------------------
                                      Name:  Michael W. Orendorf
                                      Title: Vice President



                            LEAD ARRANGER:

                            SALOMON SMITH BARNEY INC.


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            ADMINISTRATIVE AGENT:

                            CITICORP USA, INC.


                            By:
                               -------------------------------------------------
                               Name:
                               Title:

                            ISSUING BANK:

                            WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                              NEW YORK BRANCH


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            DOCUMENTATION AGENT:

                            ABN AMRO BANK N.V.


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            SYNDICATION AGENT:

                            ROYAL BANK OF CANADA


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            By:
                               -------------------------------------------------
                               Name:
                               Title:

                            CO-SYNDICATION AGENT:

                            COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            CO-DOCUMENTATION AGENT:

                            TORONTO DOMINION (TEXAS) INC.

                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            CERTIFICATE PARTICIPANTS:

                            SALOMON SMITH BARNEY INC.


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            CITICORP USA, INC.


                            By:
                               -------------------------------------------------
                               Name:
                               Title:

                            WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                              NEW YORK BRANCH


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            ROYAL BANK OF CANADA


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            ABN AMRO BANK N.V.


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            LENDERS:

                            SALOMON SMITH BARNEY INC.


                            By:
                               -------------------------------------------------
                               Name:
                               Title:

                            CITICORP USA, INC.


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                              NEW YORK BRANCH


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            ROYAL BANK OF CANADA


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            By:
                               -------------------------------------------------
                               Name:
                               Title:

JOINDER

The undersigned hereby join in the execution of the foregoing Amended and Restated Construction Agency Agreement, solely for the purpose of Section 1.5.


                            RELIANT ENERGY CONSTRUCTION, LLC


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            APPLE EQUITY CAPITAL TRUST


                            By:
                               -------------------------------------------------
                               Name:
                               Title:



                            APPLE INVESTMENTS LLC


                            By:
                               -------------------------------------------------
                               Name:
                               Title: